Filed Pursuant to Rule 497
Registration No. 333-193241

Supplement No. 3 dated November 21, 2014
to
Prospectus dated July 1, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the prospectus of Business Development Corporation of America, which we refer to as the Company, our, us or we, dated July 1, 2014, or the Prospectus, as supplemented by Supplement No. 2 dated November 6, 2014 and Supplement No. 1 dated September 9, 2014. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest.

FILING OF FORM 10-Q

On November 14, 2014, we filed our Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, or the Form 10-Q, with the Securities and Exchange Commission. We have attached the Form 10-Q to this supplement as Annex A.

PROSPECTUS UPDATES

Investor Suitability Standards

The following disclosure replaces the disclosure under the heading “Investor Suitability Standards” on page i regarding the special suitability standard for Alabama:

“Alabama — In addition to the general suitability standards stated above, investors who reside in the state of Alabama must have a liquid net worth of at least 10 times their investment in us and our affiliates.”

Management Changes

In connection with the appointment of Peter M. Budko as Chief Executive Officer to replace Nicholas S. Schorsch and the appointment of Robert K. Grunewald to replace Mr. Budko as President and Chief Operating Officer, the disclosure in the Prospectus is hereby revised as follows:

Prospectus Summary

•	The second paragraph on page 11 of the Prospectus under the heading “Investment Adviser” is hereby replaced with the following disclosure.

“Our Adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. Our Adviser is indirectly wholly-owned by AR Capital which is majority-owned by Nicholas S. Schorsch, our chairman, and William M. Kahane, one of our directors. Messrs. Schorsch and Kahane have many years of experience in private equity, investment banking and real estate acquisitions and finance and have served as executive officers and directors of NYSE-listed companies in the REIT and real estate development industries. For more information, see ‘Management.”’

Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	The first paragraph on page 62 of the Prospectus under the heading “Overview” is hereby replaced with the following disclosure:

“We are a specialty finance company incorporated in Maryland in May 2010. We are an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company (‘BDC’) under the Investment Company Act of 1940, as amended (the “1940 Act”).

We are therefore required to comply with certain regulatory requirements. We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually hereafter, as a regulated investment company (‘RIC’) under Subchapter M of the Internal Revenue Code of 1986, as amended (the ‘Code’). We are managed by the Adviser, a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of our activities and is responsible for making investment decisions with respect to our portfolio. Our Adviser is controlled by Nicholas S. Schorsch, our chairman, and William M. Kahane, one of our directors, through their ownership of AR Capital, LLC (formerly known as American Realty Capital II, LLC) (the ‘Sponsor’).”

Management

•	The table under the sub-heading “Executive Officers” on page 105 of the Prospectus is replaced in its entirety with the following:

“Name	Age	Position(s) Held with the Company	Executive Officer Since
Peter M. Budko	54	Chief Executive Officer	2010
Robert K. Grunewald	52	President, Chief Operating Officer and Chief Investment Officer	2012
Nicholas Radesca	49	Chief Financial Officer, Treasurer and Secretary	2013”
•	Nicholas S. Schorsch’s biography beginning on page 106 is replaced in its entirety with the following:

“Nicholas S. Schorsch has served as an interested director since its formation in May 2010 and was our chief executive officer since the Company’s formation until November 2014. Mr. Schorsch served as chairman of the board of directors of ARCT until January 2013 when ARCT closed its merger with Realty Income Corporation and, until March 2012, the chief executive officer, of ARCT, the ARCT advisor and the ARCT property manager since their respective formations in August 2007. Mr. Schorsch has served as chairman and the chief executive officer of NYRT, the NYRT property manager and the NYRT advisor since their respective formations in October 2009. Mr. Schorsch has served as the chief executive officer of the PE-ARC advisor since its formation in December 2009. Mr. Schorsch has been the chairman and the chief executive officer of ARC RCA and the ARC RCA advisor since their respective formations in July 2010 and May 2010, respectively. Mr. Schorsch has been the chairman and the chief executive officer of ARC HT, the ARC HT advisor and the ARC HT property manager since their respective formations in August 2010. Mr. Schorsch has been the chairman and chief executive officer of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager since their respective formations in September 2010. Mr. Schorsch has served as chairman of ARCP since its formation in December 2010 and previously also served as ARCP’s chief executive officer from December 2010 to September 2014. Mr. Schorsch served as chairman and chief executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from their respective formations in October 2010 until the close of ARCT III’s merger with ARCP in February 2013. Mr. Schorsch has been the chairman and chief executive officer of ARC Global, the ARC Global advisor and the ARC Global property manager since their respective formations in July 2011, July 2011 and January 2012, respectively. Mr. Schorsch has served as the chief executive officer and chairman of the board of directors of ARCT IV since its formation February 2012 and as the chief executive officer of the ARCT IV advisor and the ARCT IV property manager since their respective formations in February 2012. Mr. Schorsch has served as the chairman of the board of directors of ARC HT II since its formation in October 2012. Mr. Schorsch has served as the chairman of the board of directors and chief executive officer of ARC RFT since its formation in November 2012 and as chief executive officer of the ARC RFT advisor since its formation in November 2012 until November 2014. Mr. Schorsch has served as chairman of the board of directors of ARCT V and as chief executive officer of ARCT V, the ARCT V advisor and the ARCT V property manager since their respective formations in January 2013. Mr. Schorsch has served as chief executive officer of the PE-ARC II advisor since July 2013. Mr. Schorsch has served as chairman of the board of directors of American Realty Capital Hospitality Trust, Inc., or ARC HOST, since its formation in August 2013. Mr. Schorsch has also served as a member of the board of managers of the ARC HOST sub-property manager since August 2013. Mr. Schorsch has served as a director of AEP’s general partner since October 2013. Mr. Schorsch has served as the executive chairman of RCS Capital Corporation, or RCS Capital, since February 2013.

From September 2006 to July 2007, Mr. Schorsch was chief executive officer of an affiliate, American Realty Capital, a real estate investment firm. Mr. Schorsch founded and formerly served as president, chief executive officer and vice chairman of American Financial Realty Trust, or AFRT, from its inception as a REIT in September 2002 until August 2006. AFRT was a publicly traded REIT (which was listed on the NYSE within one year of its inception) that invested exclusively in offices, operation centers, bank branches, and other operating real estate assets that are net leased to tenants in the financial services industry, such as banks and insurance companies. Through American Financial Resource Group, or AFRG, and its successor corporation, AFRT, Mr. Schorsch executed in excess of 1,000 acquisitions, both in acquiring businesses and real estate property with transactional value of approximately $5 billion, while also operating offices in Europe that focused on sale and leaseback and other property transactions in Spain, France, Germany, Finland, Norway and the United Kingdom. In 2003, Mr. Schorsch received an Entrepreneur of the Year award from Ernst & Young. From 1995 to September 2002, Mr. Schorsch served as chief executive officer and president of AFRG, AFRT’s predecessor, a private equity firm founded for the purpose of acquiring operating companies and other assets in a number of industries. Prior to AFRG, Mr. Schorsch served as president of a non-ferrous metal product manufacturing business, Thermal Reduction. He successfully built the business through mergers and acquisitions and ultimately sold his interests to Corrpro (NYSE) in 1994. Mr. Schorsch attended Drexel University.

We believe that Mr. Schorsch’s current experience as chairman and chief executive officer of NYRT, ARC RCA, ARC DNAV, ARC HT, ARCP, ARC Global, ARCT IV and ARCT V, his current experience as chairman of ARC HT II and RCS Capital, his previous experience as president, chief executive officer and vice chairman of AFRT and chairman and chief executive officer of ARCT, ARCT III, and prior experience as chief executive officer of ARCP and ARC RFT, and his significant real estate acquisition experience, make him well qualified to serve as our chairman of our board of directors.”

•	The biographies for Messrs. Budko and Grunewald on page 110 of the Prospectus are hereby replaced with the following:

“Peter M. Budko has served as chief executive officer of our company since November 2014, and has served president of our company from April 2012 until November 2014 and as the chief operating officer of the company from January 2011 until November 2014. Mr. Budko has served as the chief executive officer of our Adviser since June 2010. He also served as the chief investment officer of our company from May 2010 until April 2012. Mr. Budko has also served as president and chief operating officer of Business Development Corporation of America II, or BDCA II, since May 2014, as BDCA II’s chief executive officer since November 2014, as an executive officer of ARC RFT and ARC RFT’s advisor since their formation in November 2012, and as chief investment officer and a director of RCS Capital since February 2013. Mr. Budko has been a principal and a member of the investment committee of the adviser to BDCA Venture, Inc. (a publicly-listed BDC), BDCA Venture Adviser, LLC, or BDCV Adviser, since July 2014. Mr. Budko was a founding partner of our Sponsor and serves or has served in various executive capacities among other public, non-traded investment programs currently or formerly sponsored by our Sponsor. Mr. Budko founded and formerly served as managing director and group head of the Structured Asset Finance Group, a division of Wachovia Capital Markets from 1997 to 2006. As head of this group, Mr. Budko had responsibility for a diverse platform of structured financial and credit products, including commercial asset securitization; net lease credit financing and acquisitions; structured tax free asset exchange solutions and qualified intermediary services for real estate exchange investors. While at Wachovia, Mr. Budko acquired over $5 billion of assets. From 1987 to 1997, Mr. Budko worked in the Private Placement and Corporate Real Estate Finance Groups at NationsBank Capital Markets (predecessor to Bank of America Securities), becoming head of the Corporate Real Estate Finance group in 1990. Within the Private Placement group, Mr. Budko was responsible for the origination, structuring and placement of highly structured debt offerings by corporate issuers within NationsBank. Mr. Budko received a B.A. in Physics from the University of North Carolina.

Robert K. Grunewald has served as president and chief operating officer of our company since November 2014 and as the chief investment officer of our company since April 2012. Mr. Grunewald has also served as the chief investment officer of our Adviser since September 2011. Mr. Grunewald has also served on the investment committee of BDCV Adviser since July 2014. Mr. Grunewald has over 25 years of experience with middle market finance, business development companies and asset management. Within the finance industry, he has participated as a lender, investment banker, M&A advisor, portfolio manager and hedge fund operator. As head of Financial Services M&A at NationsBank/Montgomery Securities from 1992 through 1997, Mr. Grunewald and his team completed numerous assignments for clients throughout the specialty finance industry. In 1997, Mr. Grunewald was recruited to lead the Specialty Finance Investment Banking Practice at what became Wachovia Securities. At Wachovia, Mr. Grunewald managed a number of high profile transactions, including initial public offerings and secondary offerings for some of the largest publicly-traded BDCs and finance companies including Capital Source, American Capital Strategies, Allied Capital, Ares Capital and Gladstone Capital. In 2006, Mr. Grunewald joined American Capital Strategies, or ACAS, a publicly-traded BDC and global asset manager with current assets under management in excess of $52 billion. As head of the Financial Services Investment Practice from 2006 through 2009, Mr. Grunewald and his team focused on investment activity in the specialty finance, insurance, depository and asset management sectors. In his three years at ACAS, Mr. Grunewald committed over $1 billion to debt and equity investments and also founded two highly successful financial services companies at ACAS: Core Financial Holdings, a diversified commercial finance company and asset based lender, and American Capital Agency Corporation (NASDAQ: “AGNC”), a publicly traded mortgage REIT, currently with over $43 billion in assets. Mr. Grunewald’s relationships and contacts within the middle market finance arena will allow BDCA to source debt and equity investments from a large universe of middle market originators and sponsors.”

•	The disclosure under the heading “Corporate Leadership Structure” on page 110 of the Prospectus is hereby replaced in its entirety with the following:

“Our board of directors believes that Mr. Schorsch is best situated to serve as chairman because he is the director most familiar with our business and industry and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. We believe an interested director serving as chairman on our board along with Mr. Kahane and three independent directors is in our best interest because it provides the appropriate balance between strategic development and independent oversight of management.”

Portfolio Management

•	The first paragraph under the heading “Our Investment Adviser” on page 113 of the Prospectus is hereby replaced with the following:

“Our Adviser is a Delaware limited liability company formed on June 15, 2010 that is registered as an investment adviser under the Advisers Act. Our Adviser is wholly-owned by AR Capital, which is indirectly majority-owned by Nicholas S. Schorsch, our chairman, and William M. Kahane, one of our directors. The principal executive offices of our Adviser are located at 405 Park Avenue, 3rd Floor, New York, NY 10022.”

Certain Relationships and Related Party Transactions

•	The first paragraph in this section on page 122 of the Prospectus is hereby replaced with the following:

“We have entered into an Investment Advisory Agreement with our Adviser, which is wholly owned by AR Capital, which is indirectly majority-owned by Mr. Schorsch, our chairman, and Mr. Kahane, one of our directors. Our executive officers and our Adviser’s investment professionals may also serve as principals of other investment managers affiliated with our Adviser or AR Capital that may in the future manage investment funds with investment objectives similar to ours.”

Certain Relationships and Related Party Transactions

The first paragraph under the heading “Affiliated Dealer Manager” on page 122 in the section of the Prospectus titled “Certain Relationships and Related Party Transactions” is replaced in its entirety with the following.

“We have engaged our dealer manager, an affiliate of our Adviser, and pay fees to such entity pursuant to the dealer manager agreement. Under the terms of the dealer manager agreement, our dealer manager acts as our exclusive dealer manager until the end of our initial public offering or until the dealer manager agreement is terminated by us or them.

Under a separate letter agreement between us and the investment banking and capital markets division of the dealer manager, we pay the dealer manager for the provision of strategic advisory services (such as performing financial analyses, evaluating the Company against publicly-listed comparables and other types of investment banking and capital markets advisory services) prior to the occurrence of certain events, such as listing, merger, or sale of the Company.”

Description of Our Securities

The text under the sub-heading “Business Combinations” on page 133 in the section of the Prospectus titled “Description of Our Securities” is replaced in its entirety with the following.

“Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, or the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period immediately prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder.”

Subscription Agreements

The form of subscription agreement contained in Appendix A(2) of the Prospectus is hereby replaced with the revised form of subscription agreement attached to this Supplement No. 3as Annex B(1). The form of multi-offering subscription agreement contained in Appendix A(2) of the Prospectus is hereby replaced with the revised form of subscription agreement attached to this Supplement No. 2 as Annex B(2). The revised forms of subscription agreements attached to this Supplement No. 3 as Annex B(1) and Annex B(2) supersede and replace the applicable form of subscription agreement contained in Appendix A(1) and Appendix A(2), respectively, of the Prospectus.

Annex A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-Q

(Mark One)
☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2014

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number: 0-54251

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

(Exact Name of Registrant as Specified in its Charter)

Maryland	27-2614444
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York	10022
(Address of Principal Executive Office)	(Zip Code)

(212) 415-6500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).Yes ☐ No ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (check one):

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☐

(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).Yes ☐ No ☒

The number of shares of the registrant’s common stock, $0.001 par value, outstanding as of November 14, 2014 was 153,870,565.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA
FORM 10-Q FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

i

PART I

ITEM 1. CONSOLIDATED FINANCIAL STATEMENTS

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands except share and per share data)

	September 30, 2014	December 31, 2013
	(Unaudited)
ASSETS
Investments, at fair value:
Control Investments, at fair value (amortized cost of $48,411 and $34,132, respectively)	$50,033	$34,132
Affiliate Investments, at fair value (amortized cost of $473,743 and $150,729, respectively)	477,160	154,209
Non-affiliate Investments, at fair value (amortized cost of $1,351,233 and $501,416, respectively)	1,347,553	507,435
Investments, at fair value (amortized cost of $1,873,387 and $686,277, respectively)	1,874,746	695,776
Cash and cash equivalents	116,723	12,995
Cash collateral on deposit with custodian	—	76,874
Interest receivable	26,417	7,527
Dividend receivable	931	738
Receivable for unsettled trades	5,344	36,158
Deferred credit facility financing costs, net	4,819	2,278
Due from affiliate	2,617	1,059
Prepaid expenses and other assets	2,357	1,003
Receivable due on total return swap	—	4,053
Unrealized gain on total return swap	—	3,180
Total assets	$2,033,954	$841,641
LIABILITIES
Revolving credit facilities	$525,312	$132,687
Interest and credit facility fees payable	2,725	715
Payable for unsettled trades	40,196	67,003
Stockholder distributions payable	10,318	4,578
Management fees payable	7,551	2,689
Accrued capital gains incentive fees	2,910	2,802
Subordinated income incentive fees payable	2,438	2,577
Payable for common stock repurchases	2,416	88
Accounts payable and accrued expenses	2,006	599
Total liabilities	$595,872	$213,738
Commitments and contingencies (Note 7)
NET ASSETS
Preferred stock, $.001 par value, 50,000,000 shares authorized, none issued and outstanding	$—	$—
Common stock, $.001 par value, 450,000,000 shares authorized, 145,742,983 and 63,671,644 shares issued and outstanding, respectively	146	64
Capital in excess of par value	1,423,691	611,703
Accumulated (over) distributed net investment income	(6,794)	(509)
Accumulated under distributed realized gains	18,712	3,966
Net unrealized appreciation	1,353	12,679
Total Business Development Corporation of America net assets	1,437,108	627,903
Non-controlling interest	974	—
Total net assets	1,438,082	627,903
Total liabilities and net assets	$2,033,954	$841,641
Net asset value per share	$9.86	$9.86

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in thousands except per share data)
(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2014	2013	2014	2013
Investment income:
Interest from investments
Control investments	$1,393	$—	$3,544	$—
Affiliate investments	12,320	1,744	25,045	2,182
Non-control/non-affiliate investments	25,862	6,111	53,523	14,944
Total interest from investments	39,575	7,855	82,112	17,126
Interest from cash and cash equivalents	6	2	17	6
Total interest income	39,581	7,857	82,129	17,132
Other income	2,806	538	8,492	794
Total investment income	42,387	8,395	90,621	17,926
Operating expenses:
Management fees	7,551	1,829	16,946	3,866
Subordinated income incentive fees	3,721	1,768	7,141	3,597
Capital gains incentive fees	19	1,191	246	2,089
Interest and credit facility financing expenses	3,756	590	6,785	1,359
Professional fees	2,056	601	3,979	1,340
Administrative services	224	61	542	134
Other general and administrative	169	17	444	89
Insurance	56	56	171	167
Directors’ fees	19	18	55	51
Expenses before expense waivers and reimbursements from Adviser	17,571	6,131	36,309	12,692
Waiver of management and incentive fees	(1,283)	(1,420)	(1,283)	(1,827)
Total expenses net of expense waivers and reimbursements from Adviser	16,288	4,711	35,026	10,865
Net investment income before noncontrolling interests	26,099	3,684	55,595	7,061
Net investment income attributable to noncontrolling interests	33	—	33	—
Net investment income	26,132	3,684	55,628	7,061
Realized and unrealized gain on investments and total return swap:
Net realized gain from investments
Control investments	—	—	(79)	—
Affiliate investments	2,565	—	7,785	—
Non-control/non-affiliate investments	1,006	429	1,661	2,163
Total net realized gain from investments	3,571	429	9,367	2,163
Net realized gain (loss) from total return swap	(5)	4,045	14,552	8,715

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS – (continued)
(dollars in thousands except per share data)
(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2014	2013	2014	2013
Net change in unrealized appreciation (depreciation) on investments
Control investments	1,571	—	1,622	—
Affiliate investments	6,564	2,322	(65)	3,791
Non-control/non-affiliate investments	(11,610)	3,202	(9,696)	4,491
Total net change in unrealized appreciation (depreciation) on investments	(3,475)	5,524	(8,139)	8,282
Net change in unrealized appreciation (depreciation) on total return swap	—	33	(3,180)	2,347
Net realized and unrealized gain (loss) on investments and total return swap before noncontrolling interests	91	10,031	12,600	21,507
Net change in unrealized depreciation attributable to noncontrolling interests	(7)	—	(7)	—
Net realized and unrealized gain (loss) on investments and total return swap	84	10,031	$12,593	$21,507
Net increase in net assets resulting from operations	$26,216	$13,715	$68,221	$28,568
Per share information – basic and diluted
Net investment income	$0.19	$0.09	$0.50	$0.24
Net increase in net assets resulting from operations	$0.19	$0.33	$0.61	$0.96
Weighted average shares outstanding	139,622,913	41,498,369	111,535,037	29,615,011

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(dollars in thousands except share and per share data)
(Unaudited)

	For the Nine Months Ended September 30,
	2014	2013
Operations:
Net investment income	$55,628	$7,061
Net realized gain from investments	9,367	2,163
Net realized gain from total return swap	14,552	8,715
Net change in unrealized appreciation (depreciation) on investments	(8,139)	8,282
Net change in unrealized appreciation (depreciation) on total return swap	(3,180)	2,347
Net change in unrealized depreciation on minority interest	(7)	—
Net increase in net assets from operations	68,221	28,568
Stockholder distributions:
Distributions from net investment income	(55,628)	(7,061)
(Over) distributed net investment income	—	(993)
Distributions from net realized gain from investments and total return swap	(17,011)	(10,878)
Net decrease in net assets from stockholder distributions	(72,639)	(18,932)
Capital transactions:
Issuance of common stock, net of issuance costs	785,032	310,737
Reinvestment of stockholder distributions	32,456	6,261
Repurchases of common stock	(3,865)	(792)
Net increase in net assets from capital transactions	813,623	316,206
Total increase in Business Development Corporation of America net assets	809,205	325,842
Increase in non-controlling interest	974	—
Total increase in net assets	810,179	325,842
Net assets at beginning of period	627,903	140,685
Net assets at end of period	$1,438,082	$466,527
Net asset value per common share	$9.86	$9.81
Common shares outstanding at end of period	145,742,983	47,532,948
Accumulated (over) under distributed net investment income	$(6,794)	$(298)
Accumulated under distributed realized gains	$18,712	$—

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollars in thousands)
(Unaudited)

	For the Nine Months Ended September 30,
	2014	2013
Operating activities:
Net increase in net assets from operations	$68,221	$28,568
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Paid-in-kind interest income	(1,338)	(437)
Net accretion of discount on investments	(1,682)	(418)
Amortization of deferred financing costs	778	211
Sales and repayments of investments	744,461	189,041
Purchase of investments	(1,919,184)	(477,799)
Net realized gain from investments	(9,367)	(2,163)
Net unrealized (appreciation) depreciation on investments	8,139	(8,282)
Net unrealized (appreciation) depreciation on total return swap	3,180	(2,347)
(Increase) decrease in operating assets:
Cash collateral on deposit with custodian	76,874	(38,969)
Interest receivable	(18,890)	(3,872)
Dividend receivable	(193)	—
Receivable due on total return swap	4,053	(2,229)
Prepaid expenses and other assets	(1,354)	(407)
Receivable for unsettled trades	30,814	(3,028)
Receivable for common stock purchase	—	(7)
Increase (decrease) in operating liabilities:
Payable for unsettled trades	(26,807)	34,070
Management and incentive fees payable	4,831	3,612
Interest and credit facility fees payable	2,010	268
Accounts payable and accrued expenses	1,407	97
Payable for common stock repurchases	2,328	(155)
Net cash used in operating activities	(1,031,719)	(284,246)
Financing activities:
Proceeds from issuance of shares of common stock, net	785,032	310,737
Repurchases of common stock	(3,865)	(792)
Decrease (increase) in deferred offering costs receivable	(2,382)	1,919
Proceeds from revolving credit facility	442,625	57,500
Payments on revolving credit facility	(50,000)	(29,720)
Payments of financing cost	(3,319)	(1,887)
Payments to (proceeds from) affiliate	824	(1,437)
Stockholder distributions	(34,442)	(10,417)
Increase in non-controlling interest	974	—
Net cash provided by financing activities	1,135,447	325,903
Net increase in cash and cash equivalents	103,728	41,657
Cash and cash equivalents, beginning of period	12,995	14,180
Cash and cash equivalents, end of period	$116,723	$55,837

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS – (continued)
(dollars in thousands)
(Unaudited)

	For the Nine Months Ended September 30,
	2014	2013
Supplemental information:
Interest paid during the period	$3,163	$871
Taxes, including excise tax, paid during the period	$84	$2
Supplemental non-cash information:
Payable for common stock repurchases	$2,416	$—
DRIP distribution payable	$5,120	$1,407
Cash distribution payable	$5,198	$1,868
DRIP distribution paid	$32,456	$6,261

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands)

September 30, 2014
(Unaudited)

Portfolio Company(a)(q)	Industry	Investment Coupon Rate/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Senior Secured First Lien Debt – 73.6%(b)
Ability Networks Inc.(aa)	Health Care Providers & Services	L+5.00% (6.00%), 5/14/2021	$14,962	$14,792	$14,925	1.0%
Adventure Interactive Corp.(z)(ab)	Media	L+8.19% (9.44%), 3/22/2018	19,873	19,640	19,915	1.4%
AM General LLC(aa)	Aerospace & Defense	L+9.00% (10.25%), 3/22/2018	6,125	5,496	5,650	0.4%
Amports, Inc.(ab)	Automotive	L+5.00% (6.00%), 5/19/2020	15,000	14,894	14,948	1.0%
Answers.com(z)(aa)	Internet Software & Services	L+5.50% (6.50%),12/20/2018	14,437	14,313	14,582	1.0%
AP Gaming I, LLC(z)	Hotels, Restaurants & Leisure	L+8.25% (9.25%), 12/20/2020	9,925	9,659	9,975	0.7%
Applied Merchant Systems West Coast, Inc.	Diversified Financial Services	L+11.50% (12.50%), 9/19/2019	19,500	19,049	19,042	1.3%
Aricent, Inc.(aa)	Diversified Consumer Services	L+4.50% (5.50%), 4/14/2021	6,982	7,050	6,936	0.5%
Avaya, Inc. Term Loan B-3(z)	Communications Equipment	L+4.50% (5.50%), 10/27/2017	3,899	3,639	3,712	0.3%
Avaya, Inc. Term Loan B-6(aa)	Communications Equipment	L+5.50% (6.50%), 3/31/2018	14,869	14,891	14,729	1.0%
Caesar’s Entertainment Resort Properties, LLC(aa)	Hotels, Restaurants & Leisure	L+6.00% (7.00%), 10/11/2020	8,918	8,950	8,523	0.6%
Caesars Growth Properties Holdings, LLC(aa)	Hotels, Restaurants & Leisure	L+5.25% (6.25%), 5/8/2021	4,987	4,984	4,723	0.3%
Chicken Soup for the Soul Publishing, LLC(z)(ab)	Publishing	L+6.00% (7.25%), 1/8/2019	29,850	29,530	29,653	2.0%
Clover Technologies Group, LLC.(z)(aa)	Commercial Services & Supplies	L+4.50% (5.50%), 5/8/2020	22,500	22,427	22,369	1.6%
ConvergeOne Holdings Corp.(z)(aa)	Diversified Consumer Services	L+5.00% (6.00%), 6/17/2020	19,950	19,756	19,800	1.4%
Creative Circle, LLC(z)	Professional Services	L+4.50% (5.50%), 6/25/2020	19,667	19,478	19,372	1.3%
Eagle Rx, LLC(z)	Health Care Providers & Services	L+6.00% (7.00%), 8/15/2019	16,020	15,941	15,940	1.1%
ECI Acquisition Holdings, Inc.(k)(z)	Technology – Enterprise Solutions	L+5.25% (8.50%), 3/11/2019	12,351	12,296	12,255	0.9%
Epic Health Services, Inc.(z)	Health Care Providers & Services	L+5.25% (6.50%), 10/16/2019	13,475	13,366	13,375	0.9%
ERG Holding Company(z)(ad)	Health Care Providers & Services	L+6.75% (8.00%), 4/4/2019	14,652	14,388	14,370	1.0%
Excelitas Technologies Corp.(z)(aa)	Electronic Equipment, Instruments & Components	L+5.00% (6.00%), 11/2/2020	24,487	24,487	24,416	1.7%
EZE Trucking, Inc.(d)(n)(z)	Road & Rail	L+11.75% (12.00%), 7/31/2018	12,467	12,420	12,016	0.8%
GTCR Valor Companies, Inc.(aa)(al)	Software	L+5.00% (6.00%), 5/30/2021	6,814	6,748	6,746	0.5%
Hanna Anderson, LLC(z)	Retailers (except food & drug)	L+7.25% (8.25%), 4/21/2019	14,813	14,677	15,088	1.0%
Henniges Automotive Holdings, Inc.(aa)	Automotive	L+5.00% (6.00%), 6/12/2021	12,967	12,840	13,065	0.9%
Ikaria Acquisitions, Inc.(aa)	Biotechnology	L+4.00% (5.00%), 2/12/2021	12,708	12,781	12,673	0.9%
ILC Dover LP(z)	Aerospace & Defense	L+5.50% (6.50%), 3/20/2020	14,812	14,745	14,701	1.0%
InMotion Entertainment Group, LLC(z)(ae)	Retailers (except food & drug)	L+7.75% (9.00%), 10/1/2018	9,887	9,733	9,887	0.7%
IntegraMed America, Inc.(z)	Health Care Providers & Services	L+7.25% (8.50%), 9/20/2017	3,866	3,815	3,760	0.3%
Integrity Nutraceuticals, Inc.(z)(ab)	Food Products	L+9.50% (10.50%), 4/28/2019	35,000	34,363	33,739	2.3%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
(dollars in thousands)

September 30, 2014
(Unaudited)

Portfolio Company(a)(q)	Industry	Investment Coupon Rate/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
IPC Systems, Inc.(aa)	Diversified Telecommunication Services	L+5.00% (6.00%), 11/8/2020	$13,466	$13,491	$13,449	0.9%
Jackson Hewitt, Inc.(z)(aa)	Diversified Consumer Services	L+8.50% (10.00%), 10/16/2017	21,032	20,936	20,927	1.5%
Jefferson Gulf Coast Energy Partners LLC	Transportation Infrastructure	L+8.00% (9.00%), 2/27/2018	20,000	19,805	19,850	1.4%
K2 Pure Solutions NoCal, L.P.(z)	Chemicals	L+6.00% (7.00%), 8/19/2019	9,938	9,775	9,700	0.7%
Kahala Ireland OpCo LLC(o)	Aerospace & Defense	L+8.00% (13.00%), 12/23/2028	21,022	21,022	21,022	1.5%
Kahala US OpCo LLC(d)(o)	Aerospace & Defense	L+8.00% (13.00%), 12/23/2028	6,899	6,899	6,899	0.5%
Land Holdings I, LLC	Hotels, Restaurants & Leisure	12.00%, 6/26/2019	30,000	29,430	29,349	2.0%
Liquidnet Holdings, Inc.(z)(aa)	Capital Markets	L+6.75% (7.75%), 5/22/2019	17,281	17,170	17,108	1.2%
MCS AMS Sub-Holdings LLC(aa)	Real Estate Management & Development	L+6.00% (7.00%), 10/15/2019	14,438	13,991	13,716	1.0%
Miller Heiman, Inc.(z)(aa)	Media	L+5.75% (6.75%), 9/30/2019	20,508	19,924	19,995	1.4%
Motorsports Aftermarket Group, Inc.(z)(aa)	Automotive	L+4.00% (5.00%), 5/14/2021	24,938	23,282	22,444	1.6%
National Technical Systems, Inc.(v)(z)	Professional Services	L+6.00% (7.25%), 11/22/2018	18,656	18,526	18,544	1.3%
New Media Holdings II, LLC(z)	Publishing	L+6.25% (7.25%), 6/3/2020	21,945	21,529	21,588	1.5%
NextCare, Inc.(m)(z)(ab)	Health Care Providers & Services	L+5.75% (7.00%), 10/10/2017	18,145	17,933	18,027	1.3%
North Atlantic Trading Company, Inc.(z)(aa)	Food Products	L+6.50% (7.75%), 1/13/2020	19,854	19,800	19,904	1.4%
OH Acquisition, LLC(z)	Banking, Finance, Insurance & Real Estate	L+6.25% (7.25%), 8/29/2019	7,500	7,463	7,463	0.5%
Otter Box Holdings, Inc.(aa)	Electronic Equipment, Instruments & Components	L+4.75% (5.75%), 6/3/2020	14,963	14,857	14,813	1.0%
Pelican Products, Inc.(aa)	Containers, Packaging and Glass	L+4.25% (5.25%), 4/10/2020	9,950	10,009	9,925	0.7%
PeopLease Holdings, LLC(d)(z)	Commercial Services & Supplies	L+13.00% (14.00%), 12/26/2018	10,000	9,830	10,485	0.7%
PGX Holdings, Inc.(z)	Transportation Infrastructure	L+5.25% (6.25%), 9/29/2020	15,000	14,850	14,925	1.0%
Premier Dental Services, Inc.(z)(aa)	Health Care Providers & Services	L+5.00% (6.00%), 11/1/2018	24,803	24,685	24,555	1.7%
Pre-Paid Legal Services, Inc.(z)(aa)	Diversified Consumer Services	L+5.00% (6.25%), 7/1/2019	17,503	17,558	17,514	1.2%
Pride Plating, Inc.(z)	Aerospace & Defense	L+5.50% (6.50%), 6/13/2019	9,559	9,490	9,439	0.7%
RedPrairie Corp.(aa)	Software	L+5.00% (6.00%), 12/21/2018	17,369	17,346	16,886	1.2%
Resco Products, Inc.(z)	Steel	L+6.00% (6.25%), 9/7/2016	10,000	9,893	9,864	0.7%
SI Organization, Inc.(aa)(af)	Aerospace & Defense	L+4.75% (5.75%), 11/23/2019	11,893	11,914	11,934	0.8%
Skillsoft Corp.(aa)	Business Equipment & Services	L+4.75% (5.75%), 4/28/2021	7,500	7,350	7,353	0.5%
Sterling Infosystems, Inc.(aa)	Business Equipment & Services	L+4.50% (5.50%), 5/13/2021	7,481	7,508	7,469	0.5%
STG-Fairway Acquisitions, Inc.(aa)	Professional Services	L+5.00% (6.25%), 2/28/2019	14,830	14,788	14,802	1.0%
SunGard Availability Services Capital, Inc.(aa)	Business Equipment & Services	L+5.00% (6.00%), 3/29/2019	9,950	9,856	9,184	0.6%
Surgery Center Holdings, Inc.(aa)	Healthcare & Pharmaceuticals	L+4.25% (5.25%), 7/24/2020	5,000	4,975	4,981	0.3%
Taqua, LLC	Wireless Telecommunication Services	L+9.00% (10.00%), 7/31/2019	14,000	13,720	13,720	1.0%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
(dollars in thousands)

September 30, 2014
(Unaudited)

Portfolio Company(a)(q)	Industry	Investment Coupon Rate/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
TASC, Inc.(aa)	Aerospace & Defense	L+5.50% (6.50%), 5/22/2020	$6,983	$6,841	$6,701	0.5%
Tax Defense Network, LLC(j)(z)	Diversified Consumer Services	L+8.50% (9.50%), 8/28/2019	31,100	30,490	30,478	2.1%
The Tennis Channel Holdings, Inc.(d)(ab)	Media	L+8.50% (8.81%), 5/29/2017	15,661	15,342	15,111	1.1%
Therakos, Inc.(aa)	Biotechnology	L+6.25% (7.50%), 12/27/2017	7,298	7,323	7,325	0.5%
Total Outdoor Holdings Corp.	Advertising	L+10.00% (11.00%), 8/28/2019	20,000	19,607	19,600	1.4%
Totes Isotoner Corp.(aa)	Retailers (except food & drug)	L+4.25% (5.25%), 5/1/2021	9,975	9,975	9,946	0.7%
Trinity Consultants Holdings, Inc.(z)	Business Equipment & Services	L+6.75% (7.75%), 2/15/2020	15,000	14,890	14,738	1.0%
Trojan Battery Company, LLC(z)	Automotive	L+4.75% (5.75%), 6/12/2021	22,000	21,787	21,835	1.5%
United Central Industrial Supply Company, LLC(z)(aa)	Commercial Services & Supplies	L+6.25% (7.50%), 10/9/2018	8,843	8,728	8,809	0.6%
US Shipping LLC(aa)	Marine	L+7.75% (9.00%), 4/30/2018	11,019	11,186	11,019	0.8%
WBL SPE I., LLC(l)	Consumer Finance	15.00%, 9/30/2016	4,500	4,455	4,500	0.3%
Sub Total Senior Secured First Lien Debt				$1,061,377	$1,058,781	73.6%
Senior Secured Second Lien Debt – 14.5%(b)
Ability Networks Inc.(ab)	Health Care Providers & Services	L+8.25% (9.25%), 5/16/2022	$15,000	$14,857	$15,000	1.0%
Boston Market Corporation(ab)	Hotels, Restaurants & Leisure	L+7.63% (8.63%), 12/16/2018	14,838	14,650	15,041	1.0%
CIG Financial, LLC(ak)	Consumer Finance	10.50%, 6/30/2019	15,000	14,858	14,904	1.0%
Collision Holding Company, LLC(aa)	Automotive	L+7.75% (9.00%), 5/10/2018	10,000	9,925	9,925	0.7%
CPX Interactive Holdings, LP	Publishing	L+10.00% (11.00%), 3/26/2018	20,102	18,893	16,652	1.2%
CREDITCORP(ab)	Consumer Finance	12.00%, 7/15/2018	13,250	13,179	14,045	1.0%
H.D. Vest, Inc.(ab)	Diversified Consumer Services	L+8.00% (9.25%), 6/18/2019	8,750	8,664	8,791	0.6%
High Ridge Brands Co.(ab)	Retailers (except food & drug)	L+8.50% (9.50%), 4/11/2020	22,500	22,189	22,309	1.6%
Interblock USA L.C.(ab)	Electronic Equipment, Instruments & Components	L+8.75% (9.75%), 3/28/2018	23,000	22,598	22,705	1.6%
J. C. Bromac Corporation(ac)	Hotels, Restaurants & Leisure	L+9.00% (10.00%), 8/11/2019	10,000	9,830	9,825	0.7%
K&N Engineering, Inc.(am)	Automotive	L+8.63% (9.63%), 7/11/2020	13,000	12,718	12,817	0.9%
Linc Energy Finance USA, Inc.(ab)	Oil, Gas & Consumable Fuels	12.50%, 10/31/2017	9,000	8,888	9,489	0.7%
NCP Finance Limited Partnership(aa)(ab)	Consumer Finance	L+9.75% (11.00%), 10/1/2018	20,540	20,329	20,438	1.4%
Surgery Center Holdings, Inc.	Healthcare & Pharmaceuticals	L+7.50% (8.50%), 7/23/2021	10,000	9,900	9,825	0.7%
Zimbra, Inc.(ab)	Software	10.75%, 7/1/2016	6,000	5,979	6,073	0.4%
Sub Total Senior Secured Second Lien Debt				$207,457	$207,839	14.5%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
(dollars in thousands)

September 30, 2014
(Unaudited)

Portfolio Company(a)(q)	Industry	Investment Coupon Rate/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Subordinated Debt – 4.2%(b)
Gold, Inc.(d)(ab)	Textiles, Apparel & Luxury Goods	12.00%, 6/30/2019	$12,163	$11,961	$11,823	0.8%
Park Ave RE Holdings, LLC(d)(o)	Real Estate Management & Development	L+8.00% (13.00%), 12/29/2017	5,158	5,158	5,158	0.4%
S.B. Restaurant Co., Inc.(d)(e)(t)	Hotels, Restaurants & Leisure	1/10/2018	4,050	3,974	—	—%
S.B. Restaurant Co., Inc. – Senior Subordinated Debt(e)(t)	Hotels, Restaurants & Leisure	1/10/2018	134	88	—	—%
Steel City Media	Media	12.00%, 3/29/2020	20,000	19,600	19,600	1.4%
Visionary Integration Professionals, LLC(ab)	IT Services	13.00%, 12/3/2018	11,183	10,148	10,137	0.7%
Xplornet Communications, Inc.	Diversified Telecommunication Services	13.00%, 10/25/2020	10,648	10,648	10,824	0.8%
Zimbra, Inc.	Software	12.00%, 7/10/2018	2,000	2,000	1,941	0.1%
Sub Total Subordinated Debt				$63,577	$59,483	4.2%
Collateralized Securities – 25.0%(b)
B&M CLO 2014-1, LTD. Subordinated Notes(p)	Diversified Investment Vehicles	4/16/2026	$40,250	$35,420	$34,150	2.4%
CVP Cascade CLO, LTD. Subordinated Notes(p)	Diversified Investment Vehicles	1/16/2026	31,000	24,102	24,074	1.7%
CVP Cascade CLO-2, LTD. Subordinated Notes(p)	Diversified Investment Vehicles	7/18/2026	35,250	27,940	28,750	2.0%
Figueroa CLO 2014-1, LTD. Subordinated Notes(p)(aj)	Diversified Investment Vehicles	6/30/2021	27,900	27,900	27,900	1.9%
MidOcean Credit CLO II, LLC(p)	Diversified Investment Vehicles	1/15/2024	37,600	33,673	34,133	2.4%
MidOcean Credit CLO III, LLC(p)	Diversified Investment Vehicles	7/21/2026	40,250	35,420	34,952	2.4%
NewStar Arlington Senior Loan Program LLC Subordinated Notes(p)	Diversified Investment Vehicles	7/25/2025	31,603	29,514	29,892	2.1%
Ocean Trails CLO V, LTD.(p)	Diversified Investment Vehicles	5/23/2021	40,000	40,000	40,000	2.8%
OFSI Fund VI, Ltd. Subordinated Notes(p)	Diversified Investment Vehicles	3/20/2025	38,000	32,895	32,808	2.3%
Related Fee Agreements(s)	Diversified Investment Vehicles		12,325	11,854	12,779	0.9%
Silver Spring CLO, Ltd.(p)	Diversified Investment Vehicles	10/15/2026	31,500	29,701	29,420	2.0%
WhiteHorse VIII, Ltd. CLO Subordinated Notes(p)	Diversified Investment Vehicles	5/1/2026	36,000	30,690	30,327	2.1%
Sub Total Collateralized Securities				$359,109	$359,185	25.0%
Equity/Other – 13.1%(b)
Carlyle GMS Finance, Inc.(i)	Diversified Investment Vehicles		$2,371	$2,371	$2,357	0.2%
CPX Interactive Holdings, LP – Series A Convertible Preferred Shares(d)(e)(u)	Publishing	8.00%	6,000	6,000	6,251	0.4%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
(dollars in thousands)

September 30, 2014
(Unaudited)

Portfolio Company(a)(q)	Industry	Investment Coupon Rate/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
CPX Interactive Holdings, LP – Warrants(e)(u)	Publishing		$317	$1,087	$483	—%
Crowley Holdings, Inc. – Series A Preferred Stock(d)	Marine	12.00%	25,390	25,390	25,316	1.8%
Danish CRJ LTD.(p)(r)	Aerospace & Defense		500	500	730	—%
Evolution Research Group – Preferred Equity(e)	Health Care Providers & Services	8.00%	500	500	520	—%
Fifth Street Senior Loan Fund I, LLC(p)(ah)	Diversified Investment Vehicles		33,658	33,658	33,658	2.3%
HIG Integrity Nutraceuticals(e)(u)	Food Products		1,630	1,630	—	—%
Kahala Ireland OpCo LLC(e)(o)(y)	Aerospace & Defense		1,589	1,589	2,748	0.2%
Kahala US OpCo LLC(e)(o)(x)	Aerospace & Defense	13.00%	5,940	5,940	4,616	0.3%
MBLOX Inc. – Warrants(e)	Internet Software & Services		1,530	—	—	—%
NMFC Senior Loan Program I, LLC(p)(ai)	Diversified Investment Vehicles		33,065	33,065	33,065	2.3%
Park Ave Holdings, LLC.(e)(o)(w)	Real Estate Management & Development	8.00%	16	7,802	9,590	0.7%
PennantPark Credit Opportunity Fund, LP(g)(p)	Diversified Investment Vehicles		10,000	10,000	10,842	0.8%
S.B. Restaurant Co., Inc. – Warrants(e)	Hotels, Restaurants & Leisure		—	—	—	—%
SkyCross Inc. – Warrants(e)	Electronic Equipment, Instruments & Components		2,254	—	—	—%
South Grand MM CLO I, LLC(p)(ag)	Diversified Investment Vehicles		23,559	23,108	23,559	1.6%
Tax Defense Network, LLC(u)	Diversified Consumer Services		500	500	500	—%
Tennenbaum Waterman Fund, L.P.(f)	Diversified Investment Vehicles		8,396	8,396	9,185	0.6%
The SAVO Group, Ltd. – Warrants(e)	Internet Software & Services		138	—	—	—%
THL Credit Greenway Fund II LLC(h)(p)	Diversified Investment Vehicles		15,671	15,671	17,487	1.2%
Visionary Integration Professionals, LLC – Warrants(e)(u)	IT Services		657	910	826	0.1%
World Business Lenders, LLC(e)	Consumer Finance		3,750	3,750	4,093	0.3%
Xplornet Communications Inc. – Warrants(e)	Diversified Telecommunication Services		10	—	2,287	0.2%
Zimbra, Inc. – Warrants (Second Lien Debt)(e)	Software		535	—	153	—%
Zimbra, Inc. – Warrants (Third Lien Bridge Note)(e)	Software		1,000	—	1,192	0.1%
Sub Total Equity/Other				$181,867	$189,458	13.1%
TOTAL INVESTMENTS – 130.4%(b)				$1,873,387	$1,874,746	130.4%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
(dollars in thousands)

(a)	All of the Company’s investments are in eligible portfolio companies, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), except B&M CLO 2014-1, LTD. Subordinated Notes, Caesar’s Entertainment Resort Properties, LLC, Caesar’s Growth Properties Holdings, LLC, Carlyle GMS Finance, Inc., CVP Cascade CLO, LTD. Subordinated Notes, CVP Cascade CLO-2, LTD. Subordinated Notes, Danish CRJ LTD., Fifth Street Senior Loan Fund I, LLC, Figueroa CLO 2014-1, LTD. Subordinated Notes, Kahala Ireland OpCo LLC, Liquidnet Holdings, Inc., MidOcean Credit CLO II, LLC, MidOcean Credit CLO III, LLC, New Media Holdings II, LLC, NewStar Arlington Senior Loan Program, LLC Subordinated Notes, NMFC Senior Loan Program I, LLC, Ocean Trails CLO V, LTD., OFSI Fund VI, Ltd. Subordinated Notes, OH Acquisition, LLC, PennantPark Credit Opportunity Fund LP, Related Fee Agreements, Silver Spring CLO, Ltd., South Grand MM CLO I, LLC, Tennenbaum Waterman Fund, L.P., THL Credit Greenway Fund II LLC, WhiteHorse VIII, Ltd. CLO Subordinated Notes, and Xplornet Communications, Inc.
(b)	Percentages are based on net assets of $1,438,082 as of September 30, 2014.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith by the Company’s board of directors as required by the 1940 Act. (See Note 3 to the financial statements).
(d)	Terms of loan include PIK interest.
(e)	Non-income producing at September 30, 2014.
(f)	The Company has committed to fund $10.0 million in Tennenbaum Waterman Fund, L.P. over a period ending no later than September 2015. The remaining commitment as of September 30, 2014 was $1.6 million.
(g)	The investment is subject to a three year lock-up restriction on withdrawals in year 4.
(h)	The Company has committed to fund $20.0 million in THL Credit Greenway II LLC over a period ending no later than March 2015. The remaining commitment as of September 30, 2014 was $3.6 million.
(i)	The Company has committed to fund $10.0 million in Carlyle GMS Finance, Inc. The remaining commitment as of September 30, 2014 was $7.6 million.
(j)	The Company has committed to fund a delayed draw term loan of $4.0 million in Tax Defense Network, LLC. The remaining commitment as of September 30, 2014 was $3.8 million.
(k)	The Company has committed to fund a delayed draw term loan of $2.6 million in ECI Acquisition Holdings, Inc. The remaining commitment as of September 30, 2014 was $2.6 million.
(l)	The Company has committed to fund a delayed draw term loan of $15.0 million in WBL SPE I, LLC. The remaining commitment as of September 30, 2014 was $10.5 million.
(m)	The Company has committed to fund an delayed draw term loan of $9.7 million in NextCare, Inc. The remaining commitment as of September 30, 2014 was $7.9 million.
(n)	The Company has committed to fund a delayed draw term loan of $2.0 million in EZE Trucking, Inc. The remaining commitment as of September 30, 2014 was $2.0 million.
(o)	The Company’s investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities, maintains greater than 50% of the board representation or has the power to exercise control over the management or policies of such portfolio company.
(p)	The Company’s investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Affiliated Investments” are defined as those non-control investments in companies in which the Company owns between 5% and 25% of the voting securities.
(q)	The Company’s investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments. The Company classifies all investments within the Consolidated Schedule of Investments which are not classified as Control Investments or Affiliated Investments as Non-affiliated Investments.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
(dollars in thousands)

(r)	The Company’s investment is held through the Consolidated Holding Company, Kahala Aviation Holdings, LLC, which owns 49% of the operating company, Danish CRJ LTD.
(s)	Related Fee Agreements consists of one investment with a fair value of $1,366 thousand that is classified as a Non-affiliated Investment and four investments with a total fair value of $11,413 thousand that are classified as Affiliated Investments.
(t)	The investment is on non-accrual status as of September 30, 2014.
(u)	Investments are held in the taxable wholly-owned, consolidated subsidiary, 54th Street Equity Holdings, Inc.
(v)	The Company has committed to fund a delayed draw term loan of $7.5 million in National Technical Systems, Inc. The remaining commitment as of September 30, 2014 was $7.5 million.
(w)	The Company’s investment is held through the consolidated subsidiary, Park Ave RE, Inc., which owns 100% of the equity of the operating company, Park Ave RE Holdings, LLC.
(x)	The Company’s investment is held through the consolidated subsidiaries, Kahala Aviation Holdings, LLC and Kahala Aviation US, Inc. which own 100% of the equity of the operating company, Kahala US OpCo LLC.
(y)	The Company’s investment is held through the consolidated subsidiaries, Kahala Aviation Holdings, LLC and Kahala LuxCo, which own 100% of the equity of the operating company, Kahala Ireland OpCo LLC.
(z)	The Company’s investment or a portion thereof is pledged as collateral under the Wells Fargo Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.
(aa)	The Company’s investment or a portion thereof is pledged as collateral under the Citi Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.
(ab)	The Company’s investment or a portion thereof is pledged as collateral under the Deutsche Bank Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.
(ac)	The Company has committed to fund a delayed draw term loan of $5.0 million in J.C. Bromac Corporation. The remaining commitment as of September 30, 2014 was $5.0 million.
(ad)	The Company has committed to fund a delayed draw term loan of $20.2 million in ERG Holding Company. The remaining commitment as of September 30, 2014 was $20.2 million.
(ae)	The Company has committed to fund a delayed draw term loan of $2.2 million in InMotion Entertainment Group, LLC. The remaining commitment as of September 30, 2014 was $2.1 million.
(af)	The Company has committed to fund a delayed draw term loan of $1.6 million in SI Organization, Inc. The remaining commitment as of September 30, 2014 was $1.6 million.
(ag)	The Company has committed to fund $35.0 million in South Grand MM CLO I, LLC. The remaining commitment as of September 30, 2014 was $12.7 million.
(ah)	The Company has committed to fund $35.0 million in Fifth Street Senior Loan Fund I, LLC. The remaining commitment as of September 30, 2014 was $1.3 million.
(ai)	The Company has committed to fund $50.0 million in NMFC Senior Loan Program I, LLC. The remaining commitment as of September 30, 2014 was $17.0 million.
(aj)	The Company has committed to fund a collateralized security of $37.2 million in Figueroa CLO 2014-1, Ltd. The remaining commitment as of September 30, 2014 was $9.3 million.
(ak)	The Company has committed to fund a delayed draw term loan of $5.0 million in CIG Financial, LLC. The remaining commitment as of September 30, 2014 was $5.0 million.
(al)	The Company has committed to fund a delayed draw term loan of $5.2 million in GTCR Valor Companies, Inc. The remaining commitment as of September 30, 2014 was $5.2 million.
(am)	The Company has committed to fund a delayed draw term loan of $5.0 million in K & N Engineering, Inc. The remaining commitment as of September 30, 2014 was $5.0 million.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands)

The following table shows the portfolio composition by industry grouping based on fair value at September 30, 2014 (dollars in thousands):

	At September 30, 2014
	Investments at Fair Value	Percentage of Total Portfolio
Diversified Investment Vehicles	$489,338	26.1%
Health Care Providers & Services	120,472	6.4%
Diversified Consumer Services	104,946	5.6%
Automotive	95,034	5.1%
Aerospace & Defense	84,440	4.5%
Hotels, Restaurants & Leisure	77,436	4.1%
Publishing	74,627	4.0%
Media	74,621	4.0%
Electronic Equipment, Instruments & Components	61,934	3.3%
Consumer Finance	57,980	3.1%
Retailers (except food & drug)	57,230	3.1%
Food Products	53,643	2.9%
Professional Services	52,718	2.8%
Commercial Services & Supplies	41,663	2.2%
Business Equipment & Services	38,744	2.1%
Marine	36,335	1.9%
Transportation Infrastructure	34,775	1.9%
Software	32,991	1.8%
Real Estate Management & Development	28,464	1.5%
Diversified Telecommunication Services	26,560	1.4%
Biotechnology	19,998	1.1%
Advertising	19,600	1.0%
Diversified Financial Services	19,042	1.0%
Communications Equipment	18,441	1.0%
Capital Markets	17,108	0.9%
Healthcare & Pharmaceuticals	14,806	0.8%
Internet Software & Services	14,582	0.8%
Wireless Telecommunication Services	13,720	0.7%
Technology – Enterprise Solutions	12,255	0.7%
Road & Rail	12,016	0.6%
Textiles, Apparel & Luxury Goods	11,823	0.6%
IT Services	10,963	0.6%
Containers, Packaging and Glass	9,925	0.5%
Steel	9,864	0.5%
Chemicals	9,700	0.5%
Oil, Gas & Consumable Fuels	9,489	0.5%
Banking, Finance, Insurance & Real Estate	7,463	0.4%
Total	$1,874,746	100.0%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands)

December 31, 2013

Portfolio Company(a)(q)	Industry	Investment Coupon Rate/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Senior Secured First Lien Debt – 53.2%(b)
Adventure Interactive Corp.	Media	L+6.75% (8.00%), 3/22/2018	$19,873	$19,590	$19,575	3.1%
American Dental Partners, Inc.	Health Care Providers & Services	L+5.00% (6.00%), 2/9/2018	3,895	3,836	3,817	0.6%
American Importing Company, Inc.	Food Products	L+5.75% (7.00%), 5/23/2018	10,945	10,849	10,933	1.7%
Answers.com	Internet Software & Services	L+5.50% (6.50%), 12/20/2018	15,000	14,850	14,850	2.4%
AP Gaming I, LLC	Hotels, Restaurants & Leisure	L+8.25% (9.25%), 12/18/2020	10,000	9,700	9,700	1.5%
Avaya, Inc.	Communications Equipment	L+4.50% (4.79%), 10/26/2017	3,933	3,616	3,842	0.6%
BBTS Borrower LP	Oil, Gas & Consumable Fuels	L+6.50% (7.75%), 6/4/2019	5,955	5,900	5,985	1.0%
Creative Circle, LLC	Professional Services	L+5.25% (6.50%), 9/28/2017	7,697	7,573	7,735	1.2%
CST Industries, Inc.	Machinery	L+6.25% (7.75%), 5/23/2017	3,700	3,667	3,608	0.6%
Epic Health Services	Health Care Providers & Services	L+5.25% (6.50%), 10/16/2018	14,000	13,865	13,899	2.2%
Excelitas Technologies Corp.	Electronic Equipment, Instruments & Components	L+5.00% (6.00%), 10/25/2020	7,402	7,329	7,433	1.2%
Expera Specialty Solutions, LLC	Paper & Forest Products	L+6.25% (7.50%), 7/28/2018	7,960	7,812	8,040	1.3%
EZE Trucking, Inc.(d)(n)	Road & Rail	L+11.75% (12.00%), 7/31/2018	12,411	12,354	12,147	1.9%
FairPay Solutions Inc. Term Loan A	Health Care Providers & Services	L+5.75% (7.00%), 1/16/2015	2,350	2,337	2,350	0.4%
FairPay Solutions Inc. Term Loan B	Health Care Providers & Services	L+6.50% (8.00%), 1/16/2015	7,500	7,459	7,500	1.2%
Global Telecom & Technology, Inc.	Internet Software & Services	L+5.50% (6.50%), 3/31/2016	7,600	7,524	7,559	1.2%
HIG Integrity Nutraceuticals	Food Products	L+8.75% (9.75%), 12/17/2018	23,000	22,658	22,655	3.6%
Ikaria Acquisitions, Inc.	Biotechnology	L+6.00% (7.25%), 7/31/2018	5,850	5,769	5,876	0.9%
Jackson Hewitt, Inc.	Diversified Consumer Services	L+8.50% (10.00%), 10/16/2017	13,328	13,254	13,195	2.1%
K2 Pure Solutions NoCal, L.P.	Chemicals	L+6.00% (7.00%), 8/19/2019	10,000	9,812	9,728	1.5%
Kahala US OpCo LLC(o)	Aerospace & Defense	L+8.00% (13.00%), 12/23/2028	15,860	15,860	15,860	2.5%
Miller Heiman	Media	L+5.75% (6.75%), 9/30/2018	15,250	14,810	15,174	2.4%
Mitel Networks Corp.	Communications Equipment	L+5.75% (7.00%), 2/27/2019	3,570	3,538	3,570	0.6%
National Technical Systems, Inc.(k)	Professional Services	L+5.50% (6.75%), 11/22/2018	12,500	12,378	12,375	2.0%
NextCare, Inc.(m)	Health Care Providers & Services	L+5.50% (6.75%), 10/10/2017	17,492	17,246	17,272	2.8%
NXT Capital LLC	Commercial Banks	L+5.25% (6.25%), 9/4/2018	9,975	9,881	9,875	1.6%
Park Ave RE Holdings, LLC(o)	Real Estate Management & Development	L+8.00% (13.00%), 12/31/2017	9,750	9,750	9,750	1.6%
PeopLease Holdings, LLC	Commercial Services & Supplies	L+10.00% (11.00%), 12/26/2018	10,000	9,801	9,800	1.6%
Premier Dental Services Inc.	Health Care Providers & Services	L+7.00% (8.25%), 11/1/2018	3,960	3,861	3,985	0.6%
Pre-Paid Legal Services, Inc.	Diversified Consumer Services	L+5.00% (6.25%), 7/1/2019	7,313	7,247	7,354	1.2%
Riverboat Corp. of Mississippi	Hotels, Restaurants & Leisure	L+8.75% (10.00%), 11/29/2016	10,000	9,846	10,025	1.6%
Source Refrigeration & HVAC, Inc.	Commercial Services & Supplies	L+5.25% (6.75%), 4/30/2017	2,783	2,752	2,735	0.4%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
(dollars in thousands)

December 31, 2013

Portfolio Company(a)(q)	Industry	Investment Coupon Rate/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
The Tennis Channel Holdings, Inc.(d)	Media	L+8.50% (8.81%), 5/23/2017	$15,209	$14,814	$14,787	2.4%
Trinity Consultants Holdings, Inc.	Commercial Services & Supplies	L+5.00% (6.25%), 4/15/2018	3,082	3,062	3,079	0.5%
United Central Industrial Supply Company, LLC	Commercial Services & Supplies	L+6.25% (7.50%), 10/12/2018	3,960	3,827	3,762	0.6%
WBL SPE I., LLC(l)	Consumer Finance	15.00%, 9/30/2016	3,750	3,713	3,750	0.6%
Sub Total Senior Secured First Lien Debt				$332,140	$333,580	53.2%
Senior Secured Second Lien Debt – 14.5%(b)
Boston Market	Hotels, Restaurants & Leisure	L+7.75% (8.75%), 12/13/2018	$25,000	$24,628	$24,625	3.9%
CREDITCORP	Consumer Finance	12.00%, 7/15/2018	13,250	13,168	13,250	2.1%
Eureka Hunter Holdings, LLC	Oil, Gas & Consumable Fuels	12.50%, 8/16/2018	5,000	5,000	4,969	0.8%
H.D. Vest, Inc.	Diversified Consumer Services	L+8.00% (9.25%), 6/18/2019	8,750	8,650	8,641	1.4%
Linc Energy Finance USA, Inc.	Oil, Gas & Consumable Fuels	12.50%, 10/31/2017	9,000	8,866	9,853	1.6%
MBLOX Inc.	Internet Software & Services	10.75%, 9/28/2016	7,000	6,970	7,011	1.1%
NCP Finance Limited Partnership	Consumer Finance	L+9.75% (11.00%), 9/25/2015	7,980	7,827	7,940	1.3%
SkyCross, Inc.	Electronic Equipment, Instruments & Components	11.85%, 4/1/2017	5,000	4,976	4,979	0.8%
Teleflex Marine, Inc.(d)	Marine	13.50%, 8/24/2017	3,332	3,272	3,399	0.5%
Zimbra, Inc.	Software	10.75%, 7/11/2016	6,000	5,974	6,137	1.0%
Sub Total Senior Secured Second Lien Debt				$89,331	$90,804	14.5%
Subordinated Debt – 9.5%(b)
Gold, Inc.(d)	Textiles, Apparel & Luxury Goods	15.00%, 12/31/2017	$12,163	$11,938	$11,977	1.9%
S.B. Restaurant Co., Inc. – Senior Subordinated Debt(d)(e)	Hotels, Restaurants & Leisure	1/10/2018	134	88	88	—%
S.B. Restaurant Co., Inc.(d)(e)(r)	Hotels, Restaurants & Leisure	14.00%, 1/10/2018	4,050	3,974	2,024	0.3%
The SAVO Group, Ltd.	Internet Software & Services	10.95%, 3/28/2017	5,000	4,978	5,005	0.8%
Varel International Energy Mezzanine Funding Corp.(d)	Oil, Gas & Consumable Fuels	14.00%, 1/15/2018	10,395	10,311	11,251	1.8%
Vestcom Acquisition, Inc.	Media	12.00%, 6/26/2019	7,500	7,434	7,525	1.2%
Visionary Integration Professionals, LLC	IT Services	13.00%, 12/3/2018	11,017	9,844	9,831	1.6%
Xplornet Communications, Inc.	Diversified Telecommunication Services	13.00%, 12/25/2020	10,000	10,000	10,000	1.6%
Zimbra, Inc.	Software	12.00%, 7/10/2018	2,000	2,000	2,000	0.3%
Sub Total Subordinated Debt				$60,567	$59,701	9.5%
Collateralized Securities – 16.9%(b)
Apidos XVI CLO, LTD. Subordinated Notes(e)(p)	Diversified Investment Vehicles	1/19/2025	$15,000	$13,650	$13,650	2.2%
Catamaran CLO 2013-1 Ltd. Subordinated Notes(p)	Diversified Investment Vehicles	1/27/2025	19,500	17,940	20,404	3.2%
CVP Cascade CLO-1, LTD. Subordinated Notes(e)(p)	Diversified Investment Vehicles	12/20/2020	31,000	28,086	28,086	4.5%
Garrison Funding 2013-1 Ltd. Subordinated Notes(e)(p)	Diversified Investment Vehicles	9/30/2023	15,000	15,000	15,000	2.4%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
(dollars in thousands)

December 31, 2013

Portfolio Company(a)(q)	Industry	Investment Coupon Rate/Maturity	Principal/ Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
JMP Credit Advisors CLO II Ltd. Subordinated Notes(p)	Diversified Investment Vehicles	4/30/2023	6,000	5,700	6,099	1.0%
MC Funding Ltd. Preferred Shares	Diversified Investment Vehicles	12/20/2020	4,000	3,366	2,163	0.3%
MidOcean Credit CLO II, Ltd. Subordinated Notes(e)(p)	Diversified Investment Vehicles	1/15/2024	20,543	20,543	20,543	3.3%
Sub Total Collateralized Securities				$104,285	$105,945	16.9%
Equity/Other – 16.7%(b)
Carlyle GMS Finance, Inc.(e)(i)	Diversified Investment Vehicles		$2,221	$2,221	$2,173	0.3%
Crowley Holdings Preferred, LLC – Series A Preferred Shares(d)	Marine	12.00%	25	25,000	25,000	4.0%
HIG Integrity Nutraceuticals	Food Products		850	850	850	0.1%
Kahala Aviation Holdings, LLC(e)(o)(j)(t)	Aerospace & Defense		—	—	—	—%
Kahala Aviation Holdings, LLC – Preferred Shares(e)(o)(t)	Aerospace & Defense	13.00%	5,271	5,271	5,271	0.8%
MBLOX Inc. – Warrants(e)	Internet Software & Services		1,531	—	705	0.1%
NewStar Arlington Fund LLC(p)	Diversified Investment Vehicles		30,000	30,000	30,000	4.8%
Park Ave RE, Inc.(e)(o)(s)	Real Estate Management & Development		33	33	33	—%
Park Ave RE, Inc. – Preferred Shares(e)(o)(s)	Real Estate Management & Development	8.00%	3,218	3,218	3,218	0.5%
PennantPark Credit Opportunities Fund, LP(g)(p)	Diversified Investment Vehicles		10,000	10,000	10,550	1.7%
Precision Dermatology, Inc. – Warrants(e)	Pharmaceuticals		218	—	—	—%
S.B. Restaurant Co., Inc. – Warrants(e)	Hotels, Restaurants & Leisure		—	—	—	—%
SkyCross, Inc. – Warrants(e)	Electronic Equipment, Instruments & Components		1,127	—	450	0.1%
South Grand MM CLO I, LLC(e)(p)	Diversified Investment Vehicles		872	872	872	0.1%
Tennenbaum Waterman Fund, L.P.(e)(f)	Diversified Investment Vehicles		8,891	8,891	9,611	1.5%
The SAVO Group, Ltd. – Warrants(e)	Internet Software & Services		138	—	1,302	0.2%
THL Credit Greenway Fund II LLC(h)(p)	Diversified Investment Vehicles		8,938	8,938	9,005	1.4%
Visionary Integration Professionals, LLC – Warrants(e)	IT Services		657	910	910	0.1%
World Business Lenders, LLC(e)	Consumer Finance		$3,750	$3,750	$3,751	$0.6%
Xplornet Communications Inc. – Warrants(e)	Diversified Telecommunication Services		10	—	—	—%
Zimbra, Inc. – Warrants (Second Lien Debt)(e)	Software		535	—	447	0.1%
Zimbra, Inc. – Warrants (Third Lien Bridge Note)(e)	Software		1,000	—	1,598	0.3%
Sub Total Equity/Other				$99,954	$105,746	16.7%
TOTAL INVESTMENTS – 110.8%(b)				$686,277	$695,776	110.8%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
(dollars in thousands)

(a)	All of the Company’s investments are in eligible portfolio companies, as defined in the 1940 Act, except Apidos XVI CLO, LTD. Subordinated Notes, Carlyle GMS Finance, Inc., Catamaran CLO 2013-1 Ltd. Subordinated Notes, CVP Cascade CLO-1, LTD. Subordinated notes, Garrison Funding 2013-1 Ltd. Subordinated Notes, JMP Credit Advisors CLO II Ltd. Subordinated Notes, MC Funding Ltd. Preferred Shares, MidOcean Credit CLO II, Ltd., Mitel Networks Corp., NewStar Arlington Fund, LLC, NXT Capital LLC, PennantPark Credit Opportunities Fund LP, South Grand MM CLO I, LLC, Tennenbaum Waterman Fund, L.P., THL Credit Greenway Fund II LLC, and Xplornet Communications, Inc.
(b)	Percentages are based on net assets of $627,903 thousand as of December 31, 2013.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith by the Company’s board of directors as required by the 1940 Act. (See Note 3 to the financial statements).
(d)	Terms of loan include PIK interest.
(e)	Non-income producing at December 31, 2013.
(f)	The Company has committed to fund $10.0 million in Tennenbaum Waterman Fund, L.P. over a period ending no later than September 2015. The remaining commitment as of December 31, 2013 was $1.1 million.
(g)	The investment is subject to a three year lock-up restriction on withdrawals in year 4.
(h)	The Company has committed to fund $20.0 million in THL Credit Greenway II LLC over a period ending no later than March 2015. The remaining commitment as of December 31, 2013 was $11.1 million.
(i)	The Company has committed to fund $10.0 million in Carlyle GMS Finance, Inc. The remaining commitment as of December 31, 2013 was $7.8 million.
(j)	In accordance with subscription agreement executed with Kahala Aviation Holdings, LLC, dated December 23, 2013, the Company owns 84 common units of shares.
(k)	The Company has committed to fund a delayed draw term loan of $7.5 million in National Technical Systems, Inc. The remaining commitment as of December 31, 2013 was $7.5 million.
(l)	The Company has committed to fund a delayed draw term loan of $15.0 million in WBL SPE I, LLC. The remaining commitment as of December 31, 2013 was $11.3 million.
(m)	The Company has committed to fund a delayed draw term loan of $10.9 million in NextCare, Inc. The remaining commitment as of December 31, 2013 was $4.8 million.
(n)	The Company has committed to fund a delayed draw term loan of $2.0 million in EZE Trucking, Inc. The remaining commitment as of December 31, 2013 was $2.0 million.
(o)	The Company’s investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities, maintains greater than 50% of the board representation or has the power to exercise control over the management or policies of such portfolio company.
(p)	The Company’s investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Affiliated Investments” are defined as those non-control investments in companies in which the Company owns between 5% and 25% of the voting securities.
(q)	The Company’s investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments. The Company classifies all investments within the Consolidated Schedule of Investments which are not classified as Control Investments or Affiliated Investments as Non-affiliated Investments.
(r)	The investment is on non-accrual status as of December 31, 2013.
(s)	Park Ave RE, Inc. owns 100% of the equity of an operating company, Park Ave RE Holdings, LLC.
(t)	Through a taxable entity, Kahala Aviation Holdings, LLC owns 100% of the equity in an operating company, Kahala US OpCo LLC.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands)

The following table shows the portfolio composition by industry grouping based on fair value at December 31, 2013 (dollars in thousands):

	At December 31, 2013
	Investments at Fair Value	Percentage of Total Portfolio
Diversified Investment Vehicles	$168,156	24.2%
Media	57,061	8.2
Health Care Providers & Services	48,823	7.0
Hotels, Restaurants & Leisure	46,462	6.7
Internet Software & Services	36,432	5.2
Food Products	34,438	4.9
Oil, Gas & Consumable Fuels	32,058	4.6
Diversified Consumer Services	29,190	4.2
Consumer Finance	28,691	4.1
Marine	28,399	4.1
Aerospace & Defense	21,131	3.0
Professional Services	20,110	2.9
Commercial Services & Supplies	19,376	2.8
Real Estate Management & Development	13,001	1.9
Electronic Equipment, Instruments & Components	12,862	1.9
Road & Rail	12,147	1.8
Textiles, Apparel & Luxury Goods	11,977	1.7
IT Services	10,741	1.5
Software	10,182	1.5
Diversified Telecommunication Services	10,000	1.4
Commercial Banks	9,875	1.4
Chemicals	9,728	1.4
Paper & Forest Products	8,040	1.2
Communications Equipment	7,412	1.1
Biotechnology	5,876	0.8
Machinery	3,608	0.5
Total	$695,776	100.0%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 1 — Organization and Basis of Presentation

Business Development Corporation of America (the “Company”), incorporated in Maryland on May 5, 2010, is an externally managed, non-diversified closed-end investment company that elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes beginning with the taxable year ended December 31, 2011 and that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is, therefore, required to comply with certain regulatory requirements as promulgated under the 1940 Act. The Company is managed by BDCA Adviser, LLC (the “Adviser”) pursuant to the terms of the Investment Advisory and Management Services Agreement, as amended (the “Investment Advisory Agreement”). The Adviser was formed in Delaware as a private investment management firm and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of the Company’s activities and is responsible for making investment decisions for its portfolio.

On January 25, 2011, the Company commenced its initial public offering (the “IPO”) on a “reasonable best efforts basis” of up to 150.0 million shares of common stock, $0.001 par value per share, at an initial offering price of $10.00 per share, subject to certain volume and other discounts, pursuant to a registration statement on Form N-2 (File No. 333-166636) (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended. The Company sold 22,222 shares of common stock to its Adviser, an entity wholly owned by AR Capital, LLC (formerly known as American Realty Capital II, LLC) (the “Sponsor”) on July 8, 2010 at $9.00 per share, which represents the initial public offering price of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share. On August 25, 2011, the Company had raised sufficient funds to break escrow on its IPO and commenced operations as of that date. On July 1, 2014, the Company’s registration statement on Form N-2 (File No. 333-193241) for its follow-on offering (the “Follow-on”) was declared effective by the SEC. Simultaneously with the effectiveness of the registration statement of the Follow-on, the Company’s IPO terminated. Under the Follow-on, the Company can offer up to 101,100,000 shares of its common stock. As of September 30, 2014, the Company had issued 145.7 million shares of common stock for gross proceeds of $1.6 billion including the shares purchased by the Sponsor and shares issued under the Company’s distribution reinvestment plan (“DRIP”). As of September 30, 2014, the Company had repurchased 0.5 million shares of common stock for payments of $5.5 million.

The Company’s investment objective is to generate both current income and to a lesser extent long-term capital appreciation through debt and equity investments. The Company invests primarily in first and second lien senior secured loans and mezzanine debt issued by middle market companies. The Company defines middle market companies as those with annual revenues between $10 million and $1 billion. The Company may also purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans. First and second lien secured loans generally are senior debt instruments that rank ahead of subordinated debt and equity in bankruptcy priority and are generally secured by liens on the operating assets of a borrower which may include inventory, receivables, plant, property and equipment. Mezzanine debt is subordinated to senior loans and is generally unsecured. The Company may also invest in the equity and junior debt tranches of collateralized loan obligation investment vehicles (“Collateralized Securities”). Structurally, Collateralized Securities are entities that are formed to manage a portfolio of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The senior secured loans within these Collateralized Securities are limited to senior secured loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create a diverse investment portfolio. The Company expects that each investment will range between approximately $1 million and $25 million, although this investment size will vary proportionately with the size of its capital base. In most cases, companies to whom the Company provides customized financing solutions will be privately held at the time the Company invests in them.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 1 — Organization and Basis of Presentation  – (continued)

On July 13, 2012, the Company, through a wholly-owned, consolidated subsidiary, 405 TRS I, LLC (“405 Sub”), entered into a total return swap agreement (“TRS”) with Citibank, N.A. (“Citi”). The Company terminated its amended and restated TRS with Citi on June 27, 2014.

On June 27, 2014, the Company, through a wholly-owned, special purpose financing subsidiary, BDCA-CB Funding, LLC (formerly 405 TRS I, LLC) (“CB Funding”), entered into a revolving credit facility (“Citi Credit Facility”) with Citi as administrative agent and U.S. Bank National Association (“U.S. Bank”) as collateral agent, account bank and collateral custodian. The Citi Credit Facility provides for borrowings over a twenty four month period in an aggregate principal amount of up to $400 million on a committed basis, subject to the administrative agent’s right to approve the assets acquired by the CB Funding and pledged as collateral under the Citi Credit Facility. The consolidated financial statements include both the Company’s accounts and the accounts of CB-Funding. All significant intercompany transactions have been eliminated in consolidation.

In connection with the Citi Credit Facility, on June 27, 2014, CB Funding entered into an Agreement and Plan of Merger (the “Merger Agreement”) with 405 Loan Funding LLC (“Loan Funding”), an affiliate of Citi formed for the purpose of holding loans underlying a TRS with CB Funding. Pursuant to the terms of the Merger Agreement, CB Funding acquired such loans through the merger of Loan Funding with and into CB Funding. Pursuant to the Merger Agreement, CB Funding paid approximately $389.0 million for the assets held by Loan Funding.

On July 24, 2012, the Company, through a wholly-owned, consolidated special purpose financing subsidiary, BDCA Funding I, LLC (“Funding I”), entered into a revolving credit facility (the “Wells Fargo Credit Facility”) with Wells Fargo Bank, National Association as lender, Wells Fargo Securities as administrative agent (together, “Wells Fargo”) and U.S. Bank, as collateral agent, account bank and collateral custodian. The Wells Fargo Credit Facility, which was subsequently amended on April 26, 2013, September 9, 2013, and June 30, 2014, provides for borrowings in an aggregate principal amount of up to $300.0 million on a committed basis, with a term of 60 months. The consolidated financial statements include both the Company’s accounts and the accounts of Funding I. All significant intercompany transactions have been eliminated in consolidation.

On February 21, 2014, the Company, through a newly-formed, wholly-owned, consolidated special purpose financing subsidiary, BDCA 2L Funding I, LLC (“2L Funding I”), entered into a revolving credit facility (the “Deutsche Bank Credit Facility”) with Deutsche Bank AG, New York Branch as administrative agent and U.S. Bank as collateral agent and collateral custodian. The Deutsche Bank Credit Facility provides for borrowings in an aggregate principal amount of up to $60.0 million on a committed basis, with a 36 month term. The consolidated financial statements include both the Company’s accounts and the accounts of 2L Funding I. All significant intercompany transactions have been eliminated in consolidation.

The Company has formed and expects to continue to form consolidated subsidiaries (the “Consolidated Holding Companies”) to hold equity securities of portfolio companies. These Consolidated Holding Companies enable the Company to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code. Any tax payable by a Consolidated Holding Company is included as an expense in the Company’s Consolidated Statements of Operations. As of September 30, 2014, 54th Street Equity Holdings, Inc., Kahala Aviation Holdings, LLC, Kahala Aviation US, Inc., Kahala LuxCo, and Park Ave RE, Inc. were the only Consolidated Holding Companies.

The Company has entered into a fund administration servicing agreement and a fund accounting servicing agreement with U.S. Bancorp Fund Services, LLC (the “Administrator”). The Administrator provides services, such as accounting, financial reporting, and compliance support, necessary for the Company to operate. On

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 1 — Organization and Basis of Presentation  – (continued)

August 13, 2012, the Company entered into a custody agreement with U.S. Bank. Under the custody agreement, U.S. Bank holds all of the portfolio securities and cash of the Company for certain of its subsidiaries, and transfers such securities or cash pursuant to the Company’s instructions. The custody agreement is terminable by either party, without penalty, on not less than ninety days prior notice to the other party.

Realty Capital Securities, LLC (the “Dealer Manager”), an entity under common control with the Sponsor, served as the dealer manager of the Company’s IPO and serves as the dealer manager of the Company’s Follow-on. The Adviser and the Dealer Manager are related parties and receive compensation and fees for services related to the IPO and Follow-on and for the investment and management of the Company’s assets. The Adviser receives fees during the offering and operational stages, and the Dealer Manager receives fees during the offering stage.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Company consolidates the following subsidiaries for accounting purposes: Funding I, 2L Funding I, CB Funding, and the Consolidated Holding Companies. All significant intercompany balances and transactions have been eliminated in consolidation. In conjunction with the consolidation of subsidiaries, the Company recognizes noncontrolling interest attributable to third party ownership in the following Consolidated Holdings Companies: Kahala Aviation Holdings, LLC, Kahala Aviation US, Inc., and Kahala LuxCo.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Portfolio Investments

Portfolio investments are reported on the balance sheet at fair value. On a quarterly basis, the Company performs an analysis of each investment to determine fair value as follows:

Securities for which market quotations are readily available on an exchange are valued at the reported closing price on the valuation date. The Company may also obtain quotes with respect to certain of the Company’s investments from pricing services or brokers or dealers in order to value assets. When doing so, the Company determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. If determined adequate, the Company uses the quote obtained.

Investments without a readily determined market value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing the Company’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 2 — Summary of Significant Accounting Policies  – (continued)

and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.

For an investment in an investment fund that does not have a readily determinable fair value, the Company measures the fair value of the investment predominately based on the net asset value per share of the investment fund if the net asset value of the investment fund is calculated in a manner consistent with the measurement principles of Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”), Topic 946, Financial Services — Investment Companies, as of the Company’s measurement date. However, in determining the fair value of the Company’s investment, the Company may make adjustments to the net asset value per share in certain circumstances, based on the Company’s analysis of any restrictions on redemption of the shares of the investment as of the measurement date.

The value of the TRS was primarily based on the increase or decrease in the value of the loans underlying the TRS, as determined by Citi based upon indicative pricing by an independent third-party pricing service.

For investments in Collateralized Securities, both the assets and liabilities of each Collateralized Securities’ capital structure are modeled. The model uses a waterfall engine to process collateral data, generate collateral cash flows from the assets, and distribute the cash flows to the liability structure based on priority of payments. The waterfall cash flows are discounted using rates that incorporate risk factors such as default risk, interest rate risk, downgrade risk, and credit spread risk, among others. In addition, broker quotations and/or comparable trade activity is considered as an input to determining fair value when available.

As part of the Company’s quarterly valuation process the Adviser may be assisted by one or more independent valuation firms engaged by the Company. The board of directors determines the fair value of each investment, in good faith, based on the input of the Adviser and the independent valuation firm(s) (to the extent applicable).

Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “control” is defined as the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. In addition, any person “who owns beneficially, either directly or through one or more controlled companies, more than 25 per centum of the voting securities of a company shall be presumed to control such company. Any person who does not so own more than 25 per centum of the voting securities of any company shall be presumed not to control such company.” Using this definition, the Company has determined to treat “Control Investments” as investments in companies in which the Company owns more than 25% of the voting

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 2 — Summary of Significant Accounting Policies  – (continued)

securities, maintains greater than 50% of the board representation or has the power to exercise control over the management or policies of such portfolio company. Consistent with the 1940 Act, “Affiliated Investments” are defined as those non-control investments in companies in which the Company owns between 5% and 25% of the voting securities. Consistent with the 1940 Act, “Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments.

Where appropriate, prior period financial statements have been reclassified to disclose the Company’s Control Investments and Affiliate Investments as defined above. In addition, prior period financial statements have been reclassified to present investment industry classifications in a consistent manner with the current year.

Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

Offering Costs

The Company has incurred certain costs in connection with the registration of shares of its common stock. These costs principally relate to professional fees, printing fees, fees paid to the SEC and fees paid to the Financial Industry Regulatory Authority. Offering costs are recorded as a reduction to contributed capital.

Pursuant to the Investment Advisory Agreement, the Company and the Adviser have agreed that the Company will not be liable for offering costs to the extent that together with all prior offering costs the amounts exceed 1.5% of the aggregate gross proceeds from the Company’s on-going offering.

Deferred Financing Costs

Financing costs incurred in connection with the Company’s revolving credit facilities with Wells Fargo, Deutsche Bank and Citi are capitalized and amortized into expense using the straight-line method over the life of the respective facility. See Note 5 — Borrowings — for details on the credit facilities.

Distributions

The Company has declared and paid cash distributions to stockholders on a monthly basis since dividends were first declared and paid. The amount of each such distribution will be subject to the discretion of the board of directors and applicable legal restrictions related to the payment of distributions. The Company will calculate each stockholder’s specific distribution amount for the month using record and declaration dates and accrue distributions on the date the Company accepts a subscription for shares of the Company’s common stock. From time to time, the Company may also pay interim distributions, including capital gains distributions, at the discretion of the Company’s board of directors. The Company’s distributions may exceed earnings, especially during the period before it has substantially invested the proceeds from the offering. As a result, a portion of the distributions made by the Company may represent a return of capital for U.S. federal income tax purposes. A return of capital is a return of each stockholder’s investment rather than earnings or gains derived from the Company’s investment activities.

The Company may fund cash distributions to stockholders from any sources of funds available to the Company, including expense payments from the Adviser that are subject to reimbursement, as well as offering proceeds and borrowings. The Company has not established limits on the amount of funds it may use from available sources to make distributions.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 2 — Summary of Significant Accounting Policies  – (continued)

Distribution Reinvestment Program

The Company has adopted an “opt in” DRIP pursuant to which investors may elect to have the full amount of their cash distributions reinvested in additional shares of the Company’s common stock. Participants in the Company’s DRIP are free to elect or revoke reinstatement in the DRIP within a reasonable time as specified in the plan. If an investor does not elect to participate in the plan, the investor will automatically receive any distributions the Company declares in cash. The Company expects to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the DRIP. The investors’ reinvested distributions will purchase shares at a price equal to 90% of the price that shares are sold in the offering at the closing immediately following the distribution payment date.

Revenue Recognition

Interest Income

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums on investments purchased are accreted/amortized over the expected life of the respective investment using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on investments.

The Company has a number of investments in Collateralized Securities. Interest income from investments in the “equity” class of these Collateralized Securities (in the Company’s case, preferred shares or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC Topic 325-40-35, Beneficial Interests in Securitized Financial Assets. The Company monitors the expected cash inflows from its equity investments in Collateralized Securities, including the expected principal repayments. The effective yield is determined and updated quarterly.

Payment-in-Kind Interest

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is generally recorded on the accrual basis.

Non-accrual income

Investments are placed on non-accrual status when principal or interest/dividend payments are past due 30 days or more and/or when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest is generally reversed when an investment is placed on non-accrual status. Previously capitalized PIK interest is not reversed when an investment is placed on non-accrual status. Interest payments received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment of the ultimate outcome. Non-accrual investments are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Gains or losses on the sale of investments are calculated using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 2 — Summary of Significant Accounting Policies  – (continued)

Income Taxes

The Company has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Generally, a RIC is exempt from federal income taxes if it distributes to stockholders at least 90% of “Investment Company Taxable Income,” as defined in the Code, each year. Distributions paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. The Company intends to make sufficient distributions to maintain its RIC status each year. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income each calendar year, 98.2% of capital gain net income for the one year period ending on October 31 of such calendar year, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

Share Repurchase Program

The Company’s board of directors has adopted a Share Repurchase Program (“SRP”) that enables the Company’s stockholders to sell their shares to the Company in limited circumstances. On September 12, 2012, the Company commenced its first quarterly tender offer pursuant to the SRP. The Company intends to conduct tender offers on a quarterly basis on such terms as may be determined by its board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of its board of directors, such repurchases would not be in the Company’s best interests or would violate applicable law.

The Company currently intends to limit the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the sale of shares under its DRIP. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares. In addition, as of the date of this filing, the Company will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company will offer to repurchase such shares on each date of repurchase at a price equal to 92.5% of the share price in effect on each date of repurchase, which will be determined in the same manner that the Company determined the offering price per share for purposes of its continuous public offering. The Company’s board of directors may amend, suspend or terminate the repurchase program at any time upon 30 days’ notice.

As of September 30, 2014, the Company had repurchased 0.5 million shares of common stock for payments of $5.5 million. As of September 30, 2013, the Company had repurchased 0.1 million shares of common stock for payments of $1.1 million.

New Accounting Pronouncement

In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Company’s financial statement disclosures.

In June 2013, the FASB issued ASU No. 2013-08, Financial Services — Investment Companies (ASC Topic 946), which affects the scope, measurement and disclosure requirements for investment companies under U.S. GAAP. The amendments: (i) change the approach to the investment company assessment in ASC Topic 946, clarify the characteristics of an investment company, and provide

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 2 — Summary of Significant Accounting Policies  – (continued)

comprehensive guidance for assessing whether an entity is an investment company; (ii) require an investment company to measure non-controlling ownership interests in other investment companies at fair value rather than the equity method of accounting; and (iii) require the following additional disclosures (a) the fact that the entity is an investment company and is applying the guidance in ASC Topic 946, (b) information about changes, if any, in an entity’s status as an investment company, and (c) information about financial support provided or contractually required to be provided by an investment company to any of its investees. This guidance is effective for interim and annual reporting periods beginning on or after December 15, 2013. Management reviewed the impact of this accounting pronouncement and it did not have a material impact on the Company.

Note 3 — Fair Value of Financial Instruments

Accounting guidance establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

The Company determines fair value based on quoted prices when available or through the use of alternative approaches, such as discounting the expected cash flows using market interest rates commensurate with the credit quality and duration of the investment. This alternative approach also reflects the contractual terms of the derivatives, if any, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. The guidance defines three levels of inputs that may be used to measure fair value:

•	Level 1 — Quoted prices in active markets for identical assets and liabilities that the reporting entity has the ability to access at the measurement date.
•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset and liability or can be corroborated with observable market data for substantially the entire contractual term of the asset or liability.
•	Level 3 — Unobservable inputs that reflect the entity’s own assumptions about the assumptions that market participants would use in the pricing of the asset or liability and are consequently not based on market activity, but rather through particular valuation techniques.

The determination of where an asset or liability falls in the above hierarchy requires significant judgment and factors specific to the asset or liability. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company evaluates its hierarchy disclosures each quarter and depending on various factors, it is possible that an asset or liability may be classified differently from quarter to quarter.

All of the Company’s investment portfolio at September 30, 2014 was comprised of debt and equity instruments for which Level 1 inputs, such as quoted prices, were not available. Therefore, at September 30, 2014, the investments were valued at fair value as determined in good faith using the valuation policy approved by the board of directors using Level 2 and Level 3 inputs. The Company evaluates the source of inputs, including any markets in which the Company’s investments are trading, in determining fair value. Due

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 3 — Fair Value of Financial Instruments  – (continued)

to the inherent uncertainty in the valuation process, the estimate of fair value of the Company’s investment portfolio at September 30, 2014 may differ materially from values that would have been used had a ready market for the securities existed.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors. Portfolio investments are reported on the balance sheet at fair value. On a quarterly basis the Company performs an analysis of each investment to determine fair value as described below.

Securities for which market quotations are readily available on an exchange are valued at the reported closing price on the valuation date. The Company may also obtain quotes with respect to certain of the Company’s investments from pricing services or brokers or dealers in order to value assets. When doing so, the Company determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. If determined adequate, the Company uses the quote obtained.

Investments without a readily determined market value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing the Company’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.

For an investment in an investment fund that does not have a readily determinable fair value, the Company measures the fair value of the investment predominately based on the net asset value per share of the investment fund if the net asset value of the investment fund is calculated in a manner consistent with the measurement principles of ASC Topic 946, Financial Services — Investment Companies, as of the Company’s measurement date. However, in determining the fair value of the Company’s investment, the Company may make adjustments to the net asset value per share in certain circumstances, based on the Company’s analysis of any restrictions on redemption of the shares of the investment as of the measurement date. The value of our TRS is primarily based on the increase or decrease in the value of the loans underlying the TRS, as determined by Citi based upon indicative pricing by an independent third-party pricing service.

For investments in Collateralized Securities, both the assets and liabilities of each Collateralized Securities’ capital structure are modeled. The model uses a waterfall engine to process collateral data, generate collateral cash flows from the assets, and distribute the cash flows to the liability structure based on priority of payments. The waterfall cash flows are discounted using rates that incorporate risk factors such as default risk, interest rate risk, downgrade risk, and credit spread risk, among others. In addition, broker quotations and/or comparable trade activity is considered as an input to determining fair value when available.

As part of the Company’s quarterly valuation process, the Adviser may be assisted by one or more independent valuation firms engaged by the Company. The board of directors determines the fair value of each investment, in good faith, based on the input of the Adviser and the independent valuation firm(s) (to the extent applicable).

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 3 — Fair Value of Financial Instruments  – (continued)

Determination of fair values involves subjective judgments and estimates. Accordingly, the notes to the consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on the consolidated financial statements.

As of September 30, 2014, the Company had one portfolio company, which represented two portfolio investments, on non-accrual status with a total principal amount of $4.2 million, amortized cost of $4.1 million, and no fair value which represented 0.2% and 0.2% of the investment portfolio total principal and amortized cost, respectively. As of December 31, 2013, the Company had one portfolio investment on non-accrual status. The investment had a principal of $4.0 million and fair value of $2.0 million as of December 31, 2013, which represented 0.6% and 0.3%, respectively, of our portfolio. Refer to Note 2 —  Summary of Significant Accounting Policies — in the consolidated financial statements included in this report for additional details regarding the Company’s non-accrual policy.

For discussion of the fair value measurement of the Company’s borrowings, refer to Note 5 —  Borrowings — in the consolidated financial statements included in this report.

The following table presents fair value measurements of investments, by major class, as of September 30, 2014, according to the fair value hierarchy (dollars in thousands):

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Debt	$—	$622,041	$436,740	$1,058,781
Senior Secured Second Lien Debt	—	77,588	130,251	207,839
Subordinated Debt	—	—	59,483	59,483
Collateralized Securities	—	—	359,185	359,185
Equity/Other	—	—	189,458	189,458
Total	$—	$699,629	$1,175,117	$1,874,746

The following table presents fair value measurements of investments, by major class, as of December 31, 2013, according to the fair value hierarchy (dollars in thousands):

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Debt	$—	$137,825	$195,755	$333,580
Senior Secured Second Lien Debt	—	39,684	51,120	90,804
Subordinated Debt	—	—	59,701	59,701
Collateralized Securities	—	—	105,945	105,945
Equity/Other	—	—	105,746	105,746
Total Return Swap	—	3,180	—	3,180
Total	$—	$180,689	$518,267	$698,956

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 3 — Fair Value of Financial Instruments  – (continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the nine months ended September 30, 2014 (dollars in thousands):

	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Balance as of December 31, 2013	$195,755	$51,120	$59,701	$105,945	$105,746	$518,267
Net unrealized gains	18	(1,689)	(3,228)	(1,582)	1,797	(4,684)
Purchases and other adjustments to cost	399,252	111,071	45,073	457,540	134,706	1,147,642
Sales and redemptions	(149,153)	(30,394)	(52,019)	(209,300)	(53,407)	(494,273)
Net realized gain	618	143	206	6,582	616	8,165
Net transfers in and/or out	(9,750)	—	9,750	—	—	—
Balance as of September 30, 2014	$436,740	$130,251	$59,483	$359,185	$189,458	$1,175,117
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized gain:	$216	$(1,595)	$(2,182)	$78	$1,795	$(1,688)

Purchases represent the acquisition of new investments at cost. Redemptions represent principal payments received during the period.

For the nine months ended September 30, 2014, there were no transfers out of Level 1, Level 2, or Level 3.

Transfers between levels, if any, are recognized at the beginning of the period in which transfers occur.

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2013 (dollars in thousands):

	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Balance as of December 31, 2012	$25,190	$8,258	$3,939	$8,533	$6,112	$52,032
Net unrealized gains (losses)	(236)	300	(880)	1,637	5,434	6,255
Purchases and other adjustments to cost	215,368	42,562	56,642	135,289	97,293	547,154
Sales and redemptions	(35,197)	—	—	(41,066)	(3,093)	(79,356)
Net realized gain	418	—	—	1,552	—	1,970
Net transfers in and/or out	(9,788)	—	—	—	—	(9,788)
Balance as of December 31, 2013	$195,755	$51,120	$59,701	$105,945	$105,746	$518,267
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized gain (loss):	$(110)	$300	$(880)	$1,899	$5,434	$6,643

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 3 — Fair Value of Financial Instruments  – (continued)

Purchases represent the acquisition of new investments at cost. Redemptions represent principal payments received during the period.

For the year ended December 31, 2013, there were no transfers out of Level 1 to Level 2 or out of Level 2 to Level 3.

For the year ended December 31, 2013, an investment in 1 portfolio company was transferred from Level 3 to Level 2 as the number and/or reliability of market quotes became available for this investment and has been subsequently used for valuation purposes.

Transfers between levels, if any, are recognized at the beginning of the period in which transfers occur.

The composition of the Company’s investments as of September 30, 2014, at amortized cost and fair value, were as follows (dollars in thousands):

	Investments at Amortized Cost	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured First Lien Debt	$1,061,377	$1,058,781	56.5%
Senior Secured Second Lien Debt	207,457	207,839	11.1
Subordinated Debt	63,577	59,483	3.2
Collateralized Securities	359,109	359,185	19.1
Equity/Other	181,867	189,458	10.1
Total	$1,873,387	$1,874,746	100.0%

The composition of the Company’s investments as of December 31, 2013, at amortized cost and fair value, were as follows (dollars in thousands):

	Investments at Amortized Cost	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured First Lien Debt	$332,140	$333,580	47.9%
Senior Secured Second Lien Debt	89,331	90,804	13.1
Subordinated Debt	60,567	59,701	8.6
Collateralized Securities	104,285	105,945	15.2
Equity/Other	99,954	105,746	15.2
Total	$686,277	$695,776	100.0%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 3 — Fair Value of Financial Instruments  – (continued)

Significant Unobservable Inputs

The following table summarizes the significant unobservable inputs used to value the majority of the Level 3 investments as of September 30, 2014 (dollars in thousands). The table is not intended to be all-inclusive, but instead identifies the significant unobservable inputs relevant to the determination of fair values.

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range		Weighted Average(a)
				Minimum	Maximum
Senior Secured First Lien Debt(b)	$331,700	Yield Analysis	Market Yield	6.25%	15.00%	9.51%
Senior Secured Second Lien Debt(c)	107,610	Yield Analysis	Market Yield	8.00%	17.00%	10.93%
Subordinated Debt(d)	39,884	Yield Analysis	Market Yield	13.00%	13.50%	13.19%
Collateralized Securities	359,185	Discounted Cash Flow	Discount Rate	9.00%	14.99%	11.64%
Equity/Other(e)	58,074	Market Multiple Analysis	EBITDA Multiple	1.0x	10.0x	4.3x
Equity/Other(e)	90,281	Discounted Cash Flow	Discount Rate	10.38%	12.50%	11.84%
	$986,734

(a)	Weighted averages are calculated based on fair value of investments.
(b)	The remaining $105.0 million of senior secured first lien debt were valued at their respective acquisition prices as the investments closed near the period ending September 30, 2014.
(c)	The remaining $22.6 million of senior secured second lien debt were valued at their respective acquisition prices as the investments closed near the period ending September 30, 2014.
(d)	The remaining $19.6 million of subordinated debt were valued at their respective acquisition prices as the investments closed near the period ending September 30, 2014.
(e)	The remaining $41.1 million of equity/other investments were valued based on the net asset values published by the respective fund.

The following table summarizes the significant unobservable inputs used to value the majority of the Level 3 investments as of December 31, 2013 (dollars in thousands). The table is not intended to be all-inclusive, but instead identifies the significant unobservable inputs relevant to the determination of fair values.

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range		Weighted Average(a)
				Minimum	Maximum
Senior Secured First Lien Debt(b)	$105,740	Yield Analysis	Market Yield	6.25%	15.00%	8.46%
Senior Secured Second Lien Debt(c)	26,495	Yield Analysis	Market Yield	10.75%	13.50%	12.23%
Subordinated Debt(d)	39,870	Yield Analysis	Market Yield	11.50%	14.00%	12.47%
Collateralized Securities(e)	6,099	Discounted Cash Flow	Market Yield	11.00%	11.00%	11.00%
Equity/Other(f)	7,803	Market Multiple Analysis	EBITDA Multiple	1.2x	6.9x	1.8x
Equity/Other(f)	30,000	Discounted Cash Flow	Market Yield	12.58%	12.58%	12.58%
	$216,007

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 3 — Fair Value of Financial Instruments  – (continued)

(a)	Weighted averages are calculated based on fair value of investments.
(b)	The remaining $90.0 million of senior secured first lien debt were valued at their respective acquisition prices as the investments closed near year end.
(c)	The remaining $24.6 million of senior secured second lien debt were valued at their respective acquisition prices as the investments closed near year end.
(d)	The remaining $19.8 million of subordinated debt were valued at their respective acquisition prices as the investments closed near year end.
(e)	The remaining $99.8 million of collateralized securities were valued based on recent transactions close to year end.
(f)	The remaining $68.0 million of equity/other investments consisted of $36.6 million which were valued at their respective acquisition prices as the investments closed near year end and $31.4 million which were valued based on the net asset values published by the respective fund.

Significant increases or decreases in any of the above unobservable inputs in isolation would result in a significantly lower or higher fair value measurement for such assets.

Note 4 — Related Party Transactions and Arrangements

The Sponsor, including its indirectly wholly owned subsidiary, the Adviser, owns 0.16 million shares of the Company’s outstanding common stock as of September 30, 2014.

Management and Incentive Fee Compensation to the Adviser

The Adviser receives fees for the investment and management of the Company’s assets. The Adviser is entitled to an annual base management fee calculated at an annual rate of 1.5% of the Company’s average gross assets. The management fee is payable quarterly in arrears, and is calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters. The management fee for any partial month or quarter will be appropriately prorated. In addition, any management fees waived by the Adviser are not subject to recoupment at a later date.

The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based on 20% of “pre-incentive fee net investment income” but only after the payment of a certain preferred return rate to investors, as defined in the Investment Advisory Agreement, for the immediately preceding quarter of 1.75% per quarter, or an annualized rate of 7.0%, subject to a “catch-up” feature. The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the Company’s portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. Incentive fees waived by the Adviser are not subject to recoupment at a later date.

For the three and nine months ended September 30, 2014, the Company incurred $7.6 million and $16.9 million, respectively, of management fees, of which the Adviser did not waive any portion of such fees. For the three and nine months ended September 30, 2014, the Company incurred $3.7 million and $7.1 million, respectively, of subordinated incentive fees on income, of which the Adviser waived $1.3 million and $1.3 million, respectively, of such fees. For the three and nine months ended September 30, 2014, the Company incurred $0.02 million and $0.2 million, respectively, of capital gains incentive fees under the Investment Advisory Agreement, of which the Adviser did not waive any portion of such fees.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 4 — Related Party Transactions and Arrangements  – (continued)

For the three and nine months ended September 30, 2013, the Company incurred $1.8 million and $3.9 million, respectively, of management fees, of which the Adviser did not waive any portion of such fees. For the three and nine months ended September 30, 2013, the Company incurred $1.8 million and $3.6 million, respectively, of subordinated incentive fees on income, of which the Adviser waived $1.3 million and $1.6 million, respectively, of such fees. For the three and nine months ended September 30, 2013, the Company incurred $1.2 million and $2.1 million, respectively, of capital gains incentive fees under the Investment Advisory Agreement, of which the Adviser waived $0.1 million and $0.2 million, respectively, of such fees.

For accounting purposes only, the Company is required under U.S. GAAP to also accrue a theoretical capital gains incentive fee based upon unrealized capital appreciation on investments held at the end of each period. The accrual of this theoretical capital gains incentive fee assumes all unrealized capital appreciation and depreciation is realized in order to reflect a capital gains incentive fee that would theoretically be payable to the Adviser. For the three and nine months ended September 30, 2014, the Company incurred $0.9 million and $1.6 million of theoretical capital gains incentive fees, respectively. For the three and nine months ended September 30, 2013, the Company incurred $1.1 million and $1.9 million of theoretical capital gains incentive fees, respectively. The amounts actually paid to the Adviser are consistent with the Advisers Act and formula reflected in the Investment Advisory Agreement which specifically excludes consideration of unrealized capital appreciation.

As a result of discussions with the SEC staff, the Company determined to no longer include TRS earnings in the computation of subordinated incentive fees, which was effective from January 1, 2014 through the termination of the TRS on June 27, 2014. The Adviser did not receive any additional fees as a result of the termination of the TRS, other than as a result of the increase in the Company’s assets and the fact that, effective June 27, 2014, realized gains and income received on loans formerly underlying the TRS beginning on the date on which the loans came on to the Company’s balance sheet will be included in the incentive fee calculation under the Investment Advisory Agreement. Any gains or income realized as a result of the termination of the TRS, however, will not be considered in the calculation of the incentive fee due to Adviser under the Investment Advisory Agreement.

Expense Support Agreement

The Adviser and its affiliates may incur and pay costs and fees on behalf of the Company. The Company and its Adviser have entered into the Expense Support Agreement, whereby the Adviser may pay the Company up to 100% of all operating expenses (“Expense Support Payment”) for any period beginning on the effective date of the Registration Statement and continuing monthly thereafter, until the Adviser and the Company mutually agree otherwise. The Expense Support Payment for any month shall be paid by the Adviser to the Company in any combination of cash or other immediately available funds and/or offsets against amounts due from the Company to the Adviser.

Operating expenses subject to this agreement include expenses as defined by U.S. GAAP, including, without limitation, advisory fees payable and interest on indebtedness for such period, if any.

Pursuant to the Expense Support Agreement, the Company will reimburse the Adviser for Expense Support Payments within three years of the date that the expense support payment obligation was incurred by the Adviser, subject to the conditions described below. The amount of any reimbursement during any calendar quarter will be limited to an amount that does not cause the Company’s other operating expenses to exceed 1.5% of its net assets attributable to common shares after taking such reimbursement payment into account.

In addition, the Company will only make reimbursement payments if its “operating expense ratio” (as described in footnote 1 to the table below) is equal to or less than its operating expense ratio at the time

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 4 — Related Party Transactions and Arrangements  – (continued)

the corresponding expense payment was incurred and if the annualized rate of the Company’s regular cash distributions to stockholders is equal to or greater than the annualized rate of its regular cash distributions to stockholders at the time the corresponding expense payment was incurred.

Below is a table that provides information regarding expense support payment obligations incurred by the Adviser pursuant to the Expense Support Agreement as well as other information relating to the Company’s ability to reimburse the Adviser for such payments. The amounts presented in the first column below are subject to reimbursement to the Adviser pursuant to the terms of the Expense Support Agreement (dollars in thousands):

Quarter Ended	Amount of Expense Payment Obligation	Operating Expense Ratio as of the Date Expense Payment Obligation Incurred(1)	Annualized Distribution Rate as of the Date Expense Payment Obligation Incurred(2)	Eligible for Reimbursement Through
March 31, 2011	$—	—%	—%	N/A	(3)
June 30, 2011	—	—	—	N/A	(3)
September 30, 2011	571	2.88	8.11	September 30, 2014
December 31, 2011	131	1.97	7.90	December 31, 2014
March 31, 2012	78	0.90	7.88	March 31, 2015
June 30, 2012	189	0.30	7.75	June 30, 2015

(1)	“Operating Expense Ratio” is expressed as a percentage of net assets and includes all expenses borne by the Company, except for organizational and offering expenses, base management and incentive fees owed to our Adviser and interest expense.
(2)	“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by our Adviser. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders.
(3)	“N/A” — Not Applicable

If an Expense Support Payment has not been reimbursed within three years of the date such Expense Support Payment was incurred, the Company’s obligation to pay such Expense Support Payment shall automatically terminate and be of no further effect.

The Company has recorded $2.6 million as due from affiliate and $1.1 million as due from affiliate on the consolidated statements of assets and liabilities as of September 30, 2014 and December 31, 2013, respectively, which reflect the netting of amounts due from the Adviser and affiliates and amounts due from the Company. On August 24, 2012, the Adviser made a payment to the Company in the amount of $0.8 million for $1.0 million of operating expenses pursuant to the Expense Support Agreement netted against $0.2 million due from the Company to the Adviser as reimbursement for payments made by the Adviser on behalf of the Company. As of September 30, 2014, the Adviser had assumed on a cumulative basis, $1.0 million of operating expenses pursuant to the Expense Support Agreement.

Offering Costs

Pursuant to the Investment Advisory Agreement, the Company and the Adviser have agreed that the Company will not be liable for offering expenses to the extent that, together with all prior offering expenses, the amounts exceed 1.5% of the aggregate gross proceeds from the Company’s on-going offering. As of September 30, 2014, offering costs in the amount of $4.4 million have been incurred in excess of the 1.5% limit and are the responsibility of the Adviser; however, the Company may, but is not obligated to, pay certain

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 4 — Related Party Transactions and Arrangements  – (continued)

amounts back to the Adviser over time. As of December 31, 2013, offering costs in the amount of $1.6 million have been incurred in excess of the 1.5% limit and are the responsibility of the Adviser.

Other Affiliates

The Company’s transfer agent, American National Stock Transfer, LLC, is an entity under common control with the Sponsor. The business was formed on November 2, 2012 and began providing certain transfer agency services for the Company on March 15, 2013.

The Dealer Manager, an entity under common control with the Sponsor, served as the dealer manager of the Company’s IPO and currently serves as the dealer manager of the Company’s Follow-on. The Dealer Manager received fees for services related to the IPO until the IPO was terminated and presently receives fees for services related to the Follow-on. Under a separate letter agreement between the Company and the investment banking and capital markets division of the Dealer Manager, the Company pays the Dealer Manager for the provision of strategic advisory services prior to the occurrence of certain events, such as listing, merger, or sale of the Company.

The following table reflects the fees incurred and payable to our Dealer Manager, the Adviser and transfer agent as of and for the nine months ended September 30, 2014 (dollars in thousands):

	Incurred for the Nine Months Ended September 30, 2014	Payable as of September 30, 2014
Selling commissions and dealer manager fees(1)	$77,703	$—
Offering costs	15,295	2,199
Management and incentive fees	24,332	12,898
Investment banking advisory fees(2)	372	—
Total related party fees	$117,702	$15,097

The following table reflects the fees incurred and unpaid to our Dealer Manager, the Adviser and transfer agent as of and for the year ended December 31, 2013 (dollars in thousands):

	Incurred for the Year Ended December 31, 2013	Payable as of December 31, 2013
Selling commissions and dealer manager fees(1)	$45,000	$—
Offering costs	4,198	198
Management and incentive fees	13,549	8,068
Investment banking advisory fees(2)	548	—
Total related party fees	$63,295	$8,266

(1)	Selling commissions and dealer manager fees are not reflected in the Company’s financial statements.
(2)	Investment banking advisory fees were paid to the Dealer Manager pursuant to a letter agreement for the provision of strategic advisory services to the Company.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 5 — Borrowings

Wells Fargo Credit Facility

On July 24, 2012, the Company, through a wholly-owned, consolidated special purpose financing subsidiary, Funding I, entered into a revolving credit facility with Wells Fargo and U.S. Bank as collateral agent, account bank and collateral custodian. The Wells Fargo Credit Facility, which was subsequently amended on April 26, 2013, September 9, 2013, and June 30, 2014, provides for borrowings in an aggregate principal amount of up to $300.0 million on a committed basis, with a term of 60 months.

The Company may contribute cash or loans to Funding I from time to time to retain a residual interest in any assets contributed through its ownership of Funding I or will receive fair market value for any loans sold to Funding I. Funding I may purchase additional loans from various sources. Funding I has appointed the Company as servicer to manage its portfolio of loans. Funding I’s obligations under the Wells Fargo Credit Facility are secured by a first priority security interest in substantially all of the assets of Funding I, including its portfolio of loans. The obligations of Funding I under the Wells Fargo Credit Facility are non-recourse to the Company.

The Wells Fargo Credit Facility will be priced at the one month maturity London Interbank Offered Rate (“LIBOR”), with no LIBOR floor, plus a spread ranging between 1.75% and 2.50% per annum, depending on the composition of the portfolio of loans owned by Funding I for the relevant period. Interest is payable quarterly in arrears. Funding I will be subject to a non-usage fee to the extent the aggregate principal amount available under the Wells Fargo Credit Facility has not been borrowed. The non-usage fee per annum for the first six months is 0.50%; thereafter, the non-usage fee per annum is 0.50% for the first 20% of the unused balance and 2.0% for the portion of the unused balance that exceeds 20%. For the three and nine months ended September 30, 2014, the Company incurred $0.2 million and $0.5 million, respectively, of non-usage fees. For the three and nine months ended September 30, 2013, the Company incurred $0.2 million and $0.5 million, respectively, of non-usage fees. Any amounts borrowed under the Wells Fargo Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable in April 2018.

Borrowings under the Wells Fargo Credit Facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Funding I varies depending upon the types of loans in Funding I’s portfolio. As of September 30, 2014, the Company was in compliance with regards to the Wells Fargo Credit Facility covenants. The Wells Fargo Credit Facility may be prepaid in whole or in part, subject to customary breakage costs. In the event that the Wells Fargo Credit Facility is terminated prior to the first anniversary, an additional amount is payable to Wells Fargo equal to 2.00% of the maximum amount of the Wells Fargo Credit Facility.

The Wells Fargo Credit Facility contains customary default provisions for facilities of this type pursuant to which Wells Fargo may terminate the rights, obligations, power and authority of the Company, in its capacity as servicer of the portfolio assets under the Wells Fargo Credit Facility, including, but not limited to, non-performance of Wells Fargo Credit Facility obligations, insolvency, defaults of certain financial covenants and other events with respect to the Company that may be adverse to Wells Fargo and the secured parties under the Wells Fargo Credit Facility.

In connection with the Wells Fargo Credit Facility, Funding I has made certain representations and warranties, is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities and is subject to certain customary events of default. Upon the occurrence and during the continuation of an event of default, Wells Fargo may declare the outstanding advances and all other obligations under the Wells Fargo Credit Facility immediately due and payable. During the continuation of an event of default, Funding I must pay interest at a default rate.

Borrowings of Funding I will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 5 — Borrowings  – (continued)

As of September 30, 2014, the Company had gross deferred financing costs of $2.9 million, net of accumulated amortization of $0.8 million in connection with the Wells Fargo Credit Facility. As of December 31, 2013, the Company had gross deferred financing costs of $2.3 million, net of accumulated amortization of $0.4 million in connection with the Wells Fargo Credit Facility. At September 30, 2014, $224.7 million was drawn on the Wells Fargo Credit Facility. At December 31, 2013, $132.7 million was drawn on the Wells Fargo Credit Facility. For the three and nine months ended September 30, 2014, the Company incurred interest expense related to the outstanding borrowings on the Wells Fargo Credit Facility in the amount of $1.3 million and $3.0 million, respectively. For the year ended December 31, 2013, the Company incurred interest expense related to the outstanding borrowings on the Wells Fargo Credit Facility in the amount of $1.2 million.

Deutsche Bank Credit Facility

On February 21, 2014, the Company, through 2L Funding I, entered into the Deutsche Bank Credit Facility with Deutsche Bank as lender and as administrative agent and U.S. Bank as collateral agent and collateral custodian.

The Deutsche Bank Credit Facility provides for borrowings in an aggregate principal amount of up to $60.0 million with a term of 36 months. The Deutsche Bank Credit Facility will be priced at LIBOR plus 4.25%, with no LIBOR floor. The undrawn rate is 0.75%. 2L Funding Sub I will be subject to a minimum utilization of 50% of the loan amount in the first 12-months and 65% of the loan amount thereafter, measured quarterly. If the utilized portion of the loan amount is less than the foregoing thresholds, such shortfalls shall bear interest at LIBOR plus 4.25%. For the three and nine months ended September 30, 2014, the Company incurred $0.1 million and $0.3 million, respectively, of non-usage fees. The Company did not incur any non-usage fees for the three and nine months ended September 30, 2013 as the Company had not entered into the Deutsche Bank Credit Facility as of September 30, 2013. The Deutsche Bank Credit Facility provides for monthly interest payments for each drawn loan. Any amounts borrowed under the Deutsche Bank Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, in January 2017. 2L Funding I paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Deutsche Bank Credit Facility.

Borrowings under the Deutsche Bank Credit Facility are subject to compliance with a borrowing base. The Deutsche Bank Credit Facility may be prepaid in whole or in part, subject to a prepayment fee. The Deutsche Bank Credit Facility contains customary default provisions including, but not limited to, non-payment of principal, interest or other obligations under the Deutsche Bank Credit Facility, insolvency, defaults of certain financial covenants and other events with respect to us that may be adverse to Deutsche Bank and the secured parties under the facility.

In connection with the Deutsche Bank Credit Facility, 2L Funding I has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. Upon the occurrence and during the continuation of an event of default, subject, in certain instances, to applicable cure periods, Deutsche Bank may declare the outstanding advances and all other obligations under the Deutsche Bank Credit Facility immediately due and payable. During the continuation of an event of default, 2L Funding I must pay interest at a default rate.

Borrowings of 2L Funding I will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to business development companies.

As of September 30, 2014, the Company had gross deferred financing costs of $0.9 million, net of accumulated amortization of $0.2 million in connection with the Deutsche Bank Credit Facility. At September 30, 2014, $30.0 million was drawn on the Deutsche Bank Credit Facility. For the three and nine months ended September 30, 2014, the Company incurred interest expense related to the outstanding

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 5 — Borrowings  – (continued)

borrowings on the Deutsche Bank Credit Facility in the amounts of $0.3 million and $0.6 million, respectively. For the year ended December 31, 2013, the Company incurred no interest expense related to the outstanding borrowings on the Deutsche Bank Credit Facility.

Citi Credit Facility

On June 27, 2014, the Company, through a wholly-owned, special purpose financing subsidiary, CB Funding, entered into the Citi Credit Facility as administrative agent and U.S. Bank as collateral agent, account bank and collateral custodian. The Citi Credit Facility provides for borrowings over a twenty four month period in an aggregate principal amount of up to $400.0 million on a committed basis, subject to the administrative agent’s right to approve the assets acquired by CB Funding and pledged as collateral under the Citi Credit Facility.

The Citi Credit Facility will be priced at LIBOR, with no LIBOR floor, plus a spread of 1.70% per annum for the first twenty four months and 2.00% per annum thereafter. Interest is payable quarterly in arrears. CB Funding will be subject to a non-usage fee to the extent the aggregate principal amount available under the Citi Credit Facility has not been borrowed. Any amounts borrowed under the Citi Credit Facility along with any accrued and unpaid interest thereunder will mature, and will be due and payable, in three years. CB Funding paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Citi Credit Facility. For the three and nine months ended September 30, 2014, the Company incurred $0.2 million and $0.2 million, respectively, of non-usage fees. The Company did not incur any non-usage fees for the three and nine months ended September 30, 2013 as the Company had not entered into the Citi Credit Facility as of September 30, 2013.

In connection with the Citi Credit Facility, on June 27, 2014, CB Funding entered into a Merger Agreement with Loan Funding, an affiliate of Citi formed for the purpose of holding loans underlying a TRS with CB Funding. Pursuant to the terms of the Merger Agreement, CB Funding acquired such loans through the merger of Loan Funding with and into CB Funding. Pursuant to the Merger Agreement, CB Funding paid approximately $389.0 million for the assets held by Loan Funding.

Borrowings of CB Funding will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to business development companies.

As of September 30, 2014, the Company had gross deferred financing costs of $2.3 million, net of accumulated amortization of $0.2 million in connection with the Citi Credit Facility. At September 30, 2014, $270.6 million was drawn on the Citi Credit Facility. For the three and nine months ended September 30, 2014, the Company incurred interest expense related to the outstanding borrowings on the Citi Credit Facility in the amount of $1.3 million and $1.3 million, respectively. For the year ended December 31, 2013, the Company incurred no interest expense related to the outstanding borrowings on the Citi Credit Facility.

The weighted average annualized interest cost for all borrowings for the nine months ended September 30, 2014 and September 30, 2013 was 2.35% and 2.43%, respectively. The average daily debt outstanding for the nine months ended September 30, 2014 and September 30, 2013 was $280.4 million and $34.8 million, respectively. The maximum debt outstanding for the nine months ended September 30, 2014 and September 30, 2013 was $525.3 million and $61.7 million, respectively.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 5 — Borrowings  – (continued)

The Company is required to disclose the fair value of financial instruments for which it is practicable to estimate that value. The fair value of short-term financial instruments such as cash and cash equivalents, due to affiliates and accounts payable approximate their carrying value on the accompanying statements of assets and liabilities due to their short-term nature. The fair values of the Company’s remaining financial instruments that are not reported at fair value on the accompanying statements of assets and liabilities are reported below (amounts in thousands):

	Level	Carrying Amount at September 30, 2014	Fair Value at September 30, 2014
Wells Fargo Credit Facility	3	$224,687	$224,687
Deutsche Bank Credit Facility	3	$30,000	$30,000
Citi Credit Facility	3	$270,625	$270,625
		$525,312	$525,312

	Level	Carrying Amount at December 31, 2013	Fair Value at December 31, 2013
Wells Fargo Credit Facility	3	$132,687	$132,687

Note 6 — Total Return Swap

On July 13, 2012, the Company, through its wholly-owned subsidiary, 405 Sub, entered into a TRS with Citi, which was most recently amended on May 6, 2014, to increase the aggregate market value of the portfolio of loans selected by 405 Sub. The Company terminated its amended and restated TRS with Citi on June 27, 2014.

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. The TRS effectively added leverage to the Company’s portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The TRS enabled the Company, through its ownership of 405 Sub, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citi.

The obligations of 405 Sub under the TRS were non-recourse to the Company and the Company’s exposure to the TRS was limited to the amount that it contributed to 405 Sub in connection with the TRS. Generally, that amount was the amount that 405 Sub was required to post as cash collateral for each loan (which in most instances was approximately 25% of the market value of a loan at the time that such loan was purchased). There was no cash collateral on deposit as of September 30, 2014 as the TRS was terminated on June 27, 2014. The cash collateral on deposit as of December 31, 2013 was $76.9 million. As amended, the TRS provided that 405 Sub could have selected a portfolio of loans with a maximum aggregate market value (determined at the time such loans become subject to the TRS) of $450.0 million.

405 Sub paid interest to Citi for each loan at a rate equal to one-month LIBOR plus 1.20% per annum. Upon the termination or repayment of any loan selected by 405 Sub under the Agreement, 405 Sub would deduct the appreciation of such loan’s value from any interest owed to Citi or pay the depreciation amount to Citi in addition to remaining interest payments.

On June 27, 2014, the Company terminated the TRS and CB Funding entered into a Merger Agreement with Loan Funding, an affiliate of Citi formed for the purpose of holding the loans underlying the TRS. Pursuant to the terms of the Merger Agreement, CB Funding acquired such loans through the merger of Loan

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 6 — Total Return Swap  – (continued)

Funding with and into CB Funding (the “Merger”) for approximately $389.0 million. The Company recorded such loans at a cost equal to the respective fair values as of June 27, 2014 and as a result, the $4.0 million of unrealized gain on the TRS at the termination date was realized which resulted in an offsetting unrealized loss and realized gain on the TRS. The $4.0 million gain equates to fair value of the loans underlying the TRS as of June 27, 2014 less the respective costs of such assets as purchased through the TRS.

Previously, the Adviser did not recognize incentive fees based on the returns or capital gains of the TRS and therefore did not receive any additional fees as a direct result of the Merger or termination of the TRS. However, such loans are now included in the Company’s portfolio of investments and subject to any fees applicable under the Investment Advisory Agreement.

At September 30, 2014, the receivable and realized gain on the total return swap on the consolidated statements of assets and liabilities and consolidated statements of operations consisted of the following (dollars in thousands):

	Net Receivable	Net Realized Gains
Interest and other income from TRS portfolio	$42	$11,361
TRS interest expense	—	(2,187)
Gains on TRS asset sales	—	5,378
Net realized gain from TRS	$42	$14,552

At September 30, 2013, the receivable and realized gain on the total return swap on the consolidated statements of assets and liabilities and consolidated statements of operations consisted of the following (dollars in thousands):

	Net Receivable	Net Realized Gains
Interest and other income from TRS portfolio	$4,074	$9,695
TRS interest expense	(702)	(1,660)
Gains on TRS asset sales	143	680
Net realized gain from TRS	$3,515	$8,715

The Company valued its TRS in accordance with the agreements between 405 Sub and Citi, which collectively established the TRS and are collectively referred to herein as the “TRS Agreement”. Pursuant to the TRS Agreement, the value of the TRS was based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS were valued by Citi. Citi based its valuation primarily on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflected the highest price that market participants would have been willing to pay. These valuations were sent to the Company for review and testing. The Company’s management reviewed and approved the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis as part of their quarterly valuation process. To the extent the Company’s management had any questions or concerns regarding the valuation of the loans underlying the TRS, such valuations were discussed or challenged pursuant to the terms of the TRS.

The fair value of the TRS was reflected as an unrealized gain or loss on the total return swap on the consolidated statements of assets and liabilities. The change in value of the TRS was reflected in the consolidated statements of operations as net unrealized appreciation (depreciation) on the total return swap.

The Company did not hold the TRS at September 30, 2014. As of December 31, 2013, the fair value of the TRS was $3.2 million.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 6 — Total Return Swap  – (continued)

As of December 31, 2013, 405 Sub had exposure to 32 underlying loans with a total notional amount of $293.0 million and posted $76.9 million in cash collateral held by Citibank, which was reflected in cash collateral on deposit with custodian on the consolidated statements of assets and liabilities.

For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company had agreed with the staff of the SEC to treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral posted by 405 Sub under the TRS, as a senior security for the life of that instrument.

Further, for purposes of Section 55(a) under the 1940 Act, the Company had agreed with the staff of the SEC to treat each loan underlying the TRS as a qualifying asset if the obligor on such loan was an eligible portfolio company and as a non-qualifying asset if the obligor was not an eligible portfolio company.

The following is a summary of the underlying loans subject to the TRS as of December 31, 2013 (dollars in thousands):

Underlying Loan(a)	Industry	Investment Coupon Rate/Maturity Date	Principal	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Senior Secured First Lien Debt
AM General LLC	Aerospace & Defense	L+9.00%, 3/22/2018	$6,650	$6,451	$5,752	$(699)
American Dental Partners, Inc.	Health Care Providers & Services	L+5.00%, 2/9/2018	3,388	3,184	3,320	136
Amneal Pharmaceuticals LLC	Biotechnology	L+4.75%, 11/1/2019	11,970	11,850	12,030	180
BBTS Borrower LP	Oil, Gas & Consumable Fuels	L+6.50%, 6/4/2019	18,858	18,733	18,952	219
Caesar’s Entertainment Resort Properties, LLC	Hotels, Restaurants & Leisure	L+6.00%, 10/11/2020	12,000	11,760	11,925	165
Clover Technologies Group, LLC (aka 4L Holdings)	Commercial Services & Supplies	L+5.50%, 5/7/2018	11,330	11,272	11,273	1
Corner Investment Propco, LLC	Hotels, Restaurants & Leisure	L+9.75%, 11/2/2019	9,000	8,932	9,135	203
Excelitas Technologies Corp.	Electronic Equipment, Instruments & Components	L+5.00%, 11/2/2020	17,271	17,098	17,343	245
Expera Specialty Solutions, LLC	Paper & Forest Products	L+6.25%, 12/21/2018	6,965	6,826	7,035	209
Hearthside Food Solutions, LLC	Food Products	L+5.25%, 6/7/2018	5,444	5,418	5,444	26
Ikaria Acquisitions, Inc.	Biotechnology	L+6.00%, 7/3/2018	13,650	13,445	13,710	265
Jackson Hewitt, Inc.	Diversified Consumer Services	L+8.50%, 10/16/2017	9,266	9,008	9,173	165
Jacobs Entertainment, Inc.	Hotels, Restaurants & Leisure	L+5.00%, 10/29/2018	3,950	3,891	3,930	39
Keystone Automotive Operations Inc	Distributors	L+5.75%, 8/8/2019	9,975	9,825	10,000	175
Liquidnet Holdings, Inc.	Capital Markets	L+8.00%, 5/8/2017	8,181	8,100	8,058	(42)
MCS AMS Sub-Holdings LLC	Real Estate Management & Development	L+6.00%, 10/15/2019	15,000	14,550	14,475	(75)
Miller Heiman	Media	L+5.75%, 9/30/2018	13,750	13,338	13,681	343
Mitel Networks Corp.	Communications Equipment	L+5.75%, 2/27/2019	5,355	5,301	5,355	54
NXT Capital LLC	Commercial Banks	L+5.25%, 9/4/2018	10,000	9,900	9,900	—
Plato Learning, Inc.	Diversified Consumer Services	L+4.75%, 5/17/2018	2,400	2,392	2,392	—
Premier Dental Services Inc.	Health Care Providers & Services	L+7.00%, 11/1/2018	4,950	4,802	4,981	179
Pre-Paid Legal Services, Inc.	Diversified Consumer Services	L+5.00%, 7/1/2019	$12,690	$12,567	$12,762	$195

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 6 — Total Return Swap  – (continued)

Underlying Loan(a)	Industry	Investment Coupon Rate/Maturity Date	Principal	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
RedPrairie Corp.	Software	L+10.00%, 12/21/2018	17,500	17,500	17,549	49
St. George’s University Scholastic Services LLC	Diversified Consumer Services	L+7.00%, 12/20/2017	6,517	6,387	6,550	163
STG-Fairway Acquisitions, Inc.	Professional Services	L+5.00%, 2/28/2019	11,965	11,845	11,943	98
Therakos, Inc.	Biotechnology	L+6.25%, 12/27/2017	7,481	7,444	7,487	43
United Central Industrial Supply Company, LLC	Commercial Services & Supplies	L+6.25%, 10/9/2018	4,950	4,752	4,702	(50)
US Shipping LLC	Marine	L+7.75%, 4/30/2018	11,940	11,858	12,209	351
Varel International Ind., LP	Oil, Gas & Consumable Fuels	L+7.75%, 7/17/2017	4,850	4,753	4,923	170
Vestcom International, Inc.	Media	L+5.75%, 12/26/2018	7,444	7,332	7,453	121
Sub Total Senior Secured First Lien Debt				$280,514	$283,442	$2,928
Senior Secured Second Lien Debt
NCP Finance Limited Partnership	Consumer Finance	L+9.75%, 10/1/2018	$9,975	$9,776	$9,925	$149
RedPrairie Corp.	Software	L+10.00%, 12/14/2019	3,000	2,690	2,793	103
Sub Total Senior Secured Second Lien Debt				$12,466	$12,718	$252
Total				$292,980	$296,160	$3,180

(a)	All of the companies that issued the underlying loans that are subject to the TRS are eligible portfolio companies, as defined in the 1940 Act, except Caesar’s Entertainment Resort Properties, LLC, Corner Investment Propco, LLC, Mitel Networks Corp., NXT Capital LLC, and St. George’s University Scholastic Services LLC.

Note 7 — Commitments and Contingencies

Commitments

In the ordinary course of business, the Company may enter into future funding commitments. As of September 30, 2014, the Company had unfunded commitments on delayed draw term loans of $78.3 million, unfunded equity commitments of $43.8 million, and unfunded commitments on collateralized securities of $9.3 million. As of December 31, 2013, the Company had unfunded commitments on delayed draw term loans of $25.6 million and unfunded equity commitments of $20.0 million. The unfunded commitments are disclosed in the Company’s Consolidated Schedule of Investments.

Litigation

In the ordinary course of business, the Company may become subject to litigation or claims. There are no material legal proceedings pending or known to be contemplated against the Company.

Indemnifications

In the ordinary course of its business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management believes that the likelihood of such an event is remote.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 8 — Economic Dependency

Under various agreements, the Company has engaged or will engage the Adviser and its affiliates to provide certain services that are essential to the Company, including asset management services, asset acquisition and disposition decisions, the sale of shares of the Company’s common stock available for issuance, as well as other administrative responsibilities for the Company including accounting services and investor relations.

As a result of these relationships, the Company is dependent upon the Adviser and its affiliates. In the event that these companies were unable to provide the Company with the respective services, the Company would be required to find alternative providers of these services.

Note 9 — Common Stock

On August 25, 2011, the Company had raised sufficient funds to break escrow on its IPO. On July 1, 2014, the Company’s registration statement on Form N-2 (File No. 333-193241) for its Follow-on was declared effective by the SEC. Simultaneously with the effectiveness of the registration statement of the Follow-on, the Company’s IPO terminated. Through September 30, 2014, the Company had sold 145.7 million shares of common stock for gross proceeds of $1.6 billion, including shares purchased by the Sponsor and shares issued under the DRIP. As of September 30, 2014, the Company had repurchased 0.5 million shares of common stock for payments of $5.5 million.

The following table reflects the common stock activity for the nine months ended September 30, 2014 (dollars in thousands except share amounts):

	Shares	Value
Shares Sold	79,220,916	$876,416
Shares Issued through DRIP	3,219,863	32,456
Share Repurchases	(369,440)	(3,865)
	82,071,339	$905,007

The following table reflects the common stock activity for the nine months ended September 30, 2013 (dollars in thousands except share amounts):

	Shares	Value
Shares Sold	32,032,968	$346,448
Shares Issued through DRIP	634,705	6,262
Share Repurchases	(77,941)	(792)
	32,589,732	$351,918

Note 10 — Share Repurchase Program

The Company intends to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares and under what terms:

•	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);
•	the Company’s investment plans and working capital requirements;
•	the relative economies of scale with respect to the Company’s size;

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 10 — Share Repurchase Program  – (continued)

•	the Company’s history in repurchasing shares or portions thereof; and
•	the condition of the securities markets.

The Company currently intends to limit the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the sale of shares under its DRIP. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, as of September 30, 2013, the Company limited the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company will offer to repurchase such shares on each date of repurchase at a price equal to 92.5% of the public offering price in effect on each date of repurchase, which will be determined in the same manner that the Company determined the public offering price per share for purposes of its continuous public offering. The Company’s board of directors may amend, suspend or terminate the repurchase program at any time upon 30 days’ notice. The first quarterly tender offer commenced on September 12, 2012 and was completed on October 8, 2012. The following table reflects certain information regarding the quarterly tender offers that we have conducted to date:

Quarterly Offer Date	Repurchase Date	Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares (in thousands)
September 12, 2012	October 8, 2012	—	$9.71	$—
December 13, 2012	January 15, 2013	10,732	$9.90	$106.22
March 27, 2013	April 25, 2013	29,624	$10.18	$301.58
July 15, 2013	August 13, 2013	30,365	$10.18	$308.97
October 22, 2013	November 21, 2013	55,255	$10.36	$572.44
February 4, 2014	March 6, 2014	68,969	$10.36	$714.52
June 6, 2014	July 11, 2014	117,425	$10.36	$1,216.38
August 7, 2014	September 10, 2014	111,854	$10.36	$1,158.80

Note 11 — Net Increase in Net Assets

Basic earnings per share is computed by dividing earnings available to common stockholders by the weighted average number of shares outstanding during the period. Other potentially dilutive shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. The Company had no potentially dilutive securities as of September 30, 2014 and 2013.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 11 — Net Increase in Net Assets  – (continued)

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the three and nine months ended September 30, 2014 and September 30, 2013 (dollars in thousands except share and per share amounts):

	For the three months ended September 30, 2014	For the three months ended September 30, 2013	For the nine months ended September 30, 2014	For the nine months ended September 30, 2013
Basic and diluted
Net increase in net assets from operations	$26,216	$13,715	$68,221	$28,568
Weighted average common shares outstanding	139,622,913	41,498,369	111,535,037	29,615,011
Net increase in net assets resulting from operations per share – basic and diluted	$0.19	$0.33	$0.61	$0.96

The table below shows changes in the Company’s offering price and distribution rates since the commencement of our public offering.

Announcement Date	New Public Offering Price	Effective Date	Daily Distribution Amount per share	Annualized Distribution Rate
November 14, 2011	$10.26	November 16, 2011	0.002221920	7.90%
May 1, 2012	$10.44	June 1, 2012	0.002215850	7.75%
August 14, 2012	$10.50	September 4, 2012	0.002246575	7.81%
September 24, 2012	$10.60	October 16, 2012	0.002246575	7.74%
October 15, 2012	$10.70	November 1, 2012	0.002273973	7.76%
February 5, 2013	$10.80	February 18, 2013	0.002293151	7.75%
February 25, 2013	$10.90	March 1, 2013	0.002314384	7.75%
April 3, 2013	$11.00	April 16, 2013	0.002335616	7.75%
August 15, 2013	$11.10	August 16, 2013	0.002356849	7.75%
October 29, 2013	$11.20	November 1, 2013	0.002378082	7.75%

Note 12 — Distributions

The Company has declared and paid cash distributions to stockholders on a monthly basis since it commenced operations. From time to time, the Company may also pay interim distributions at the discretion of its board of directors. The Company may fund its cash distributions to stockholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets and non-capital gains proceeds from the sale of assets. The Company’s distributions may exceed its earnings, especially during the period before the Company has substantially invested the proceeds from its IPO and Follow-on. As a result, a portion of the distributions the Company will make may represent a return of capital for tax purposes. As of September 30, 2014, the Company had accrued $10.3 million in stockholder distributions that were unpaid. As of December 31, 2013, the Company had accrued $4.6 million in stockholder distributions that were unpaid.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 12 — Distributions  – (continued)

The following table reflects the cash distributions per share that the Company has paid on its common stock to date (dollars in thousands except per share amounts):

Record Date	Payment Date	Per share	Distributions Paid in Cash	Distributions Paid Through the DRIP	Total Distributions Paid
2011:
September 30, 2011	October 3, 2011	$0.07	$13	$13	$26
October 31, 2011	November 1, 2011	0.07	20	14	34
November 30, 2011	December 1, 2011	0.06	25	17	42
December 31, 2011	January 3, 2012	0.06	35	21	56
			$93	$65	$158
2012:
January 31, 2012	February 1, 2012	$0.06	$47	$26	$73
February 29, 2012	March 1, 2012	0.06	80	34	114
March 31, 2012	April 2, 2012	0.06	118	48	166
April 30, 2012	May 1, 2012	0.06	157	65	222
May 31, 2012	June 1, 2012	0.07	289	91	380
June 30, 2012	July 2, 2012	0.06	313	113	426
July 31, 2012	August 1, 2012	$0.07	361	146	507
August 31, 2012	September 4, 2012	0.07	394	173	567
September 30, 2012	October 1, 2012	0.06	429	203	632
October 31, 2012	November 1, 2012	0.07	505	247	752
November 30, 2012	December 3, 2012	0.07	612	287	899
December 17, 2012	December 27, 2012	0.09	917	462	1,379
December 31, 2012	January 2, 2013	0.07	682	341	1,023
			$4,904	$2,236	$7,140
2013:
January 31, 2013	February 1, 2013	$0.07	$787	$395	$1,182
February 28, 2013	March 1, 2013	0.06	797	408	1,205
March 31, 2013	April 1, 2013	0.07	1,008	525	1,533
April 30, 2013	May 1, 2013	0.07	1,098	590	1,688
May 31, 2013	June 1, 2013	0.07	1,276	755	2,031
June 30, 2013	July 1, 2013	0.07	1,396	893	2,289
July 31, 2013	August 1, 2013	0.07	1,608	1,071	2,679
August 31, 2013	September 1, 2013	0.07	1,764	1,285	3,049
September 30, 2013	October 1, 2013	0.07	1,868	1,408	3,276
October 31, 2013	November 1, 2013	0.07	2,092	1,673	3,765
November 30, 2013	December 2, 2013	0.07	2,225	1,799	4,024
December 31, 2013	January 2, 2014	0.07	2,504	2,074	4,578
			$18,423	$12,876	$31,299

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 12 — Distributions  – (continued)

Record Date	Payment Date	Per share	Distributions Paid in Cash	Distributions Paid Through the DRIP	Total Distributions Paid
2014:
January 31, 2014	February 4, 2014	$0.07	$2,717	$2,317	$5,034
February 28, 2014	March 3, 2014	0.06	2,751	2,399	5,150
March 31, 2014	April 1, 2014	0.07	3,499	3,197	6,696
April 30, 2014	May 1, 2014	0.07	3,816	3,610	7,426
May 30, 2014	June 2, 2014	0.07	4,383	4,244	8,627
June 30, 2014	July 1, 2014	0.07	4,584	4,533	9,117
July 31, 2014	August 1, 2014	0.07	5,029	4,986	10,015
August 29, 2014	September 1, 2014	0.07	5,160	5,097	10,257
September 30, 2014	October 1, 2014	0.07	5,198	5,120	10,318
October 31, 2014	November 3, 2014	0.07	5,550	5,510	11,060
			$42,687	$41,013	$83,700
			$66,107	$56,190	$122,297

The following table reflects the stock distributions per share that the Company declared on its common stock to date:

Date Declared	Record Date	Payment Date	Per Share	Distribution Percentage	Shares Issued
March 29, 2012	May 1, 2012	May 2, 2012	$0.05	0.49%	25,709

The Company has not established any limit on the extent to which it may use borrowings, if any, or proceeds from its IPO and Follow-on to fund distributions (which may reduce the amount of capital it ultimately invests in assets). There can be no assurance that the Company will be able to sustain distributions at any particular level.

On March 1, 2012, the price for newly-issued shares under the DRIP issued to stockholders was changed from 95% to 90% of the stock price that the shares are sold in the offering as of the date the distribution is made.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 13 — Financial Highlights

The following is a schedule of financial highlights for the nine months ended September 30, 2014 and September 30, 2013:

	For the Nine Months Ended September 30, 2014	For the Nine Months Ended September 30, 2013
Per share data:
Net asset value, beginning of period	$9.86	$9.41
Results of operations(1)
Net investment income	0.50	0.24
Net realized and unrealized appreciation (depreciation) on investments	0.01	0.36
Net realized and unrealized appreciation on total return swap	0.10	0.37
Net increase in net assets resulting from operations	0.61	0.97
Stockholder distributions(2)
Distributions from net investment income	(0.50)	(0.24)
(Over) distributed net investment income	—	(0.03)
Distributions from net realized gain on investments and total return swap	(0.15)	(0.37)
Net decrease in net assets resulting from stockholder distributions	(0.65)	(0.64)
Capital share transactions
Issuance of common stock(3)	0.19	0.25
Repurchases of common stock	(0.03)	—
Offering costs	(0.12)	(0.18)
Net increase in net assets resulting from capital share transactions	0.04	0.07
Net asset value, end of period	$9.86	$9.81
Shares outstanding at end of period	145,742,983	47,532,948
Total return(5)	6.60%	11.16%
Ratio/Supplemental data:
Net assets, end of period (in thousands)	$1,438,082	$466,527
Ratio of net investment income to average net assets(4)(7)	6.94%	3.28%
Ratio of operating expenses to average net assets(4)(7)	4.37%	5.05%
Ratio of incentive fees to average net assets(7)	0.57%	1.79%
Ratio of credit facility related expenses to average net assets(7)	0.85%	0.63%
Portfolio turnover rate(6)	56.25%	71.17%

(1)	The per share data was derived by using the weighted average shares outstanding during the period. Net investment income per share excluding the expense waiver and reimbursements equals $0.49 and $0.18, respectively, for the nine months ended September 30, 2014 and September 30, 2013.
(2)	The per share data for distributions reflects the actual amount of distributions declared per share during the period.
(3)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous offering.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 13 — Financial Highlights  – (continued)

(4)	For the nine months ended September 30, 2014, excluding the expense waiver and reimbursement, the ratio of net investment income, operating expenses and incentive fees to average net assets was 6.78%, 4.53%, and 0.69%, respectively. For the nine months ended September 30, 2013, excluding the expense waiver and reimbursement, the ratio of net investment income, operating expenses and incentive fees to average net assets was 2.43%, 5.90%, and 2.64%, respectively.
(5)	Total return is calculated assuming a purchase of shares of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the DRIP. The total return based on net asset value for the nine months ended September 30, 2014 and September 30, 2013, includes the effect of the expense waiver and reimbursement which equaled 0.12% and 0.64%, respectively.
(6)	Portfolio turnover rate is calculated using the lesser of year-to-date purchases or sales over the average of the invested assets at fair value. Not annualized.
(7)	Ratios are annualized, except for incentive fees.

Note 14 — Subsequent Events

The Company has evaluated subsequent events through the filing of this Form 10-Q and determined that there have been no events that have occurred that would require adjustments to the Company’s disclosures in the consolidated financial statements except for the following:

From October 1, 2014 to November 13, 2014, the Company has issued 8.1 million shares of common stock including shares issued pursuant to the DRIP. Total gross proceeds from these issuances including proceeds from shares issued pursuant to the DRIP were $88.8 million.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 14 — Subsequent Events  – (continued)

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

SCHEDULE OF INVESTMENTS AND ADVANCES TO AFFILIATES
(dollars in thousands)
(Unaudited)

Schedule 12 – 14

Portfolio Company(1)	Type of Asset	Amount of dividends and interest included in income	Beginning Fair Value December 31, 2013	Gross additions	Gross reductions	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Fair Value at September 30, 2014
Control Investments
Kahala US OpCo LLC	Senior Secured First Lien Debt	$1,936	$15,860	$11,464	$(20,425)	$—	$—	$6,899
Kahala Ireland OpCo LLC	Senior Secured First Lien Debt	574	—	21,022	—	—	—	21,022
Kahala Ireland OpCo LLC	Equity/Other	9	—	1,627	(38)	—	1,159	2,748
Kahala US OpCo LLC	Equity/Other	—	—	7,640	(1,700)	—	(1,324)	4,616
Kahala Aviation Holdings, LLC(2)(3)	Equity/Other	—	—	—	—	—	—	—
Kahala Aviation Holdings, LLC – Preferred Shares(3)	Equity/Other	—	5,271	2,525	(7,796)	—	—	—
Park Ave RE Holdings, LLC	Subordinated Debt	1,025	9,750	14,338	(18,930)	—	—	5,158
Park Ave Holdings, LLC.	Equity/Other	—	—	7,809	(6)	1,787	9,590
Park Ave RE, Inc.(3)	Equity/Other	—	33	46	—	(79)	—	—
Park Ave RE, Inc. – Preferred Shares(3)	Equity/Other	—	3,218	4,591	(7,809)	—	—	—
Total Control Investments		$3,544	$34,132	$71,062	$(56,704)	$(79)	$1,622	$50,033
Affiliate Investments
Apidos XVI CLO, LTD. Subordinated Notes	Collateralized Securities	$1,487	$13,650	$—	$(12,762)	$(888)	$—	$—
B&M CLO 2014-1, LTD. Subordinated Notes	Collateralized Securities	2,192	—	35,420	—	—	(1,270)	34,150
Catamaran CLO 2013-1 Ltd. Subordinated Notes	Collateralized Securities	247	20,404	—	(21,176)	3,236	(2,464)	—
CVP Cascade CLO, LTD. Subordinated Notes	Collateralized Securities	2,448	28,086	—	(3,984)	—	(28)	24,074
CVP Cascade CLO-2, LTD. Subordinated Notes	Collateralized Securities	1,749	—	51,487	(23,705)	157	811	28,750
Danish CRJ LTD. – Equity	Equity/Other	327	—	500	230	730
Fifth Street Senior Loan Fund I, LLC	Equity/Other	60	—	33,658	—	—	—	33,658
Figueroa CLO 2014-1, LTD. Subordinated Notes	Collateralized Securities	643	—	27,900	—	—	—	27,900
Garrison Funding 2013-1 Ltd. Subordinated Notes	Collateralized Securities	42	15,000	—	(18,297)	3,297	—	—
JMP Credit Advisors CLO II Ltd. Subordinated Notes	Collateralized Securities	28	6,099	—	(6,303)	603	(399)	—
MidOcean Credit CLO II, LLC	Collateralized Securities	3,117	—	34,058	(385)	—	460	34,133
MidOcean Credit CLO II, Ltd. Subordinated Notes	Collateralized Securities	184	20,543	—	(20,543)	—	—	—
MidOcean Credit CLO III, LLC	Collateralized Securities	1,878	—	37,180	(1,820)	60	(468)	34,952
NMFC Senior Loan Program I, LLC	Equity/Other	519	—	33,065	—	—	—	33,065
NewStar Arlington Fund, LLC	Equity/Other	1,704	30,000	214	(30,214)	—	—	—
NewStar Arlington Senior Loan Program LLC Subordinated Notes	Collateralized Securities	400	—	29,514	—	—	378	29,892
Ocean Trails CLO V, LTD.	Collateralized Securities	863	—	40,000	—	—	—	40,000
OFSI Fund VI, Ltd. Subordinated Notes	Collateralized Securities	1,850	—	32,895	—	—	(87)	32,808
OFSI Fund VI, Ltd. Warehouse	Collateralized Securities	—	—	17,000	(17,000)	—	—	—

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

SCHEDULE OF INVESTMENTS AND ADVANCES TO AFFILIATES – (continued)
(dollars in thousands)
(Unaudited)

Schedule 12 – 14

Portfolio Company(1)	Type of Asset	Amount of dividends and interest included in income	Beginning Fair Value December 31, 2013	Gross additions	Gross reductions	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Fair Value at September 30, 2014
PennantPark Credit Opportunities Fund, LP	Equity/Other	$—	$10,550	$—	$—	$—	$292	$10,842
Related Fee Agreements	Collateralized Securities	—	—	10,676	(188)	—	925	11,413
Shackleton 2014-V CLO, LTD. Subordinated Notes	Collateralized Securities	994	—	35,000	(35,000)	—	—	—
Shackleton 2014-5A CLO, LTD. Subordinated Notes	Collateralized Securities	—	—	35,800	(37,120)	1,320	—	—
Silver Spring CLO, Ltd.	Collateralized Securities	1,162	—	59,701	(30,000)	—	(281)	29,420
South Grand MM CLO I, LLC	Equity/Other	779	872	22,687	(451)	—	451	23,559
THL Credit Greenway Fund II LLC	Equity/Other	879	9,005	7,432	(698)	—	1,748	17,487
WhiteHorse VIII, Ltd. CLO Subordinated Notes	Collateralized Securities	1,493	—	30,690	—	—	(363)	30,327
Total Affiliate Investments		$25,045	$154,209	$574,877	$(259,646)	$7,785	$(65)	$477,160
Total Control & Affiliate Investments		$28,589	$188,341	$645,939	$(316,350)	$7,706	$1,557	$527,193

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail are shown in the Consolidated Schedules of Investments.
(2)	In accordance with the subscription agreement executed with Kahala Aviation Holdings, LLC dated December 23, 2013, the Company owns 84 common units of shares.
(3)	The Company consolidated Kahala Aviation Holdings, LLC and Park Ave RE, Inc. within its Consolidated Financial Statements beginning in the period ended June 30, 2014.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

SCHEDULE OF INVESTMENTS AND ADVANCES TO AFFILIATES
(dollars in thousands)
(Unaudited)

Schedule 12 – 14

Portfolio Company(1)	Type of Asset	Amount of dividends and interest included in income	Beginning Fair Value December 31, 2012	Gross additions	Gross reductions	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Fair Value at December 31, 2013
Control Investments								$—
Kahala US OpCo LLC	Senior Secured First Lien Debt	$51	$—	$15,860	$—	$—	$—	$15,860
Kahala Aviation Holdings, LLC(2)	Equity/Other	—	—	—	—	—	—	—
Kahala Aviation Holdings, LLC – Preferred Shares	Equity/Other	—	—	5,271	—	—	—	5,271
Park Ave RE Holdings, LLC	Senior Secured First Lien Debt	4	—	9,750	—	—	—	9,750
Park Ave RE, Inc.	Equity/Other	—	—	33	—	—	—	33
Park Ave RE, Inc. – Preferred Shares	Equity/Other	—	—	3,218	—	—	—	3,218
Total Control Investments		$55	$—	$34,132	$—	$—	$—	$34,132
Affiliate Investments
Apidos XVI CLO, LTD. Subordinated Notes	Collateralized Securities	$—	$—	$18,200	$(4,675)	$125	$—	$13,650
Catamaran CLO 2013-1 Ltd. Subordinated Notes	Collateralized Securities	1,780	—	23,000	(5,790)	730	2,464	20,404
CVP Cascade CLO, LTD. Subordinated Notes	Collateralized Securities	—	—	28,086	—	—	—	28,086
Garrison Funding 2013-1 Ltd. Subordinated Notes	Collateralized Securities	385	—	15,000	—	—	—	15,000
JMP Credit Advisors CLO II Ltd. Subordinated Notes	Collateralized Securities	513	—	5,700	—	—	399	6,099
MidOcean Credit CLO II, Ltd. Subordinated Notes	Collateralized Securities	—	—	20,543	—	—	—	20,543
NewStar Arlington Fund, LLC	Equity/Other	1,093	—	30,000	—	—	—	30,000
PennantPark Credit Opportunities Fund, LP	Equity/Other	438	5,137	5,000	—	—	413	10,550
Shackleton 2013-IV CLO, LTD. Subordinated Notes	Collateralized Securities	1,765	—	24,760	(24,760)	—	—	—
South Grand MM CLO I, LLC	Equity/Other	—	—	872	—	—	—	872
THL Credit Greenway Fund II LLC	Equity/Other	606	—	11,630	(2,693)	—	68	9,005
Total Affiliate Investments		$6,580	$5,137	$182,791	$(37,918)	$855	$3,344	$154,209
Total Control & Affiliate Investments		$6,635	$5,137	$216,923	$(37,918)	$855	$3,344	$188,341

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail are shown in the Consolidated Schedules of Investments.
(2)	In accordance with the subscription agreement executed with Kahala Aviation Holdings, LLC dated December 23, 2013, the Company owns 84 common units of shares.

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

The following discussion and analysis should be read in conjunction with the accompanying consolidated financial statements of Business Development Corporation of America and the notes thereto, and other financial information included elsewhere in this Quarterly Report on Form 10-Q. We are externally managed by our adviser, BDCA Adviser, LLC (the “Adviser”).

The forward-looking statements contained in this Quarterly Report on Form 10-Q may include statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of the investments that we expect to make;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	our repurchase of shares;
•	actual and potential conflicts of interest with our Adviser and its affiliates;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability to qualify and maintain our qualification as a regulated investment company (“RIC”) and a business development company (“BDC”); and
•	the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Quarterly Report on Form 10-Q involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors discussed in Part I, Item 1A “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013. Other factors that could cause actual results to differ materially include:

•	changes in the economy;
•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and
•	future changes in laws or regulations and conditions in our operating areas.

You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this Quarterly Report on Form 10-Q relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Quarterly Report on Form 10-Q.

Overview

We are a specialty finance company incorporated in Maryland in May 2010. We are an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are therefore required to comply with certain regulatory requirements. We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually hereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We are managed by the Adviser, a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of our activities and is responsible for making investment decisions with respect to our portfolio. Our Adviser is controlled by Nicholas S. Schorsch, our chairman and chief executive officer, and William M. Kahane, one of our directors, through their ownership of AR Capital, LLC (formerly known as American Realty Capital II, LLC) (the “Sponsor”).

On January 25, 2011, we commenced our initial public offering (the “IPO”) on a “reasonable best efforts basis” of up to 150.0 million shares of common stock, $0.001 par value per share, at an initial offering price of $10.00 per share, subject to certain volume and other discounts, pursuant to a registration statement on Form N-2 (File No. 333-166636) (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended. We sold 22,222 shares of common stock to our Adviser on July 8, 2010 at $9.00 per share, which represents the initial public offering price of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share. On August 25, 2011, we raised sufficient funds to break escrow on our IPO and commenced operations as of that date. On July 1, 2014, our registration statement on Form N-2 (File No. 333-193241) for our follow-on offering (the “Follow-on”) was declared effective by the SEC. Simultaneously with the effectiveness of the registration statement of the Follow-on, our IPO was terminated. Under the Follow-on, we can offer up to 101,100,000 shares of common stock. As of September 30, 2014, we had issued 145.7 million shares of common stock for gross proceeds of $1.6 billion including the shares purchased by the Sponsor and shares issued under our distribution reinvestment plan (“DRIP”). As of September 30, 2014, we had repurchased 0.5 million shares of common stock for payments of $5.5 million.

Our investment objective is to generate both current income and to a lesser extent long-term capital appreciation through debt and equity investments. We invest primarily in first and second lien senior secured loans and mezzanine debt issued by middle market companies. We define middle market companies as those with annual revenues between $10 million and $1 billion. We may also purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans. First and second lien secured loans generally are senior debt instruments that rank ahead of subordinated debt and equity in bankruptcy priority and are generally secured by liens on the operating assets of a borrower which may include inventory, receivables, plant, property and equipment. Mezzanine debt is subordinated to senior loans and is generally unsecured. We may also invest in the equity and junior debt tranches of collateralized loan obligation investment vehicles (“Collateralized Securities”). Structurally, Collateralized Securities are entities that are formed to manage a portfolio of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The senior secured loans within these Collateralized Securities are limited to senior secured loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create a diverse investment portfolio. We expect that our investments will generally range between approximately $1 million and $25 million, although this investment size will vary proportionately with the size of our capital base. In most cases, companies to whom we provide customized financing solutions will be privately held at the time we invest in them.

On July 13, 2012, we, through a wholly-owned, consolidated subsidiary, 405 TRS I, LLC (“405 Sub”), entered into a total return swap agreement (“TRS”) with Citibank, N.A. (“Citi”). We terminated the amended and restated TRS with Citi on June 27, 2014.

On June 27, 2014, we, through a wholly-owned, special purpose financing subsidiary, BDCA-CB Funding, LLC (“CB Funding”), entered into a revolving credit facility (the “Citi Credit Facility”) with Citi as administrative agent and U.S. Bank National Association (“U.S. Bank”) as collateral agent, account bank and collateral custodian. The Citi Credit Facility provides for borrowings over a twenty four month period in an aggregate principal amount of up to $400.0 million on a committed basis, subject to the administrative agent’s right to approve the assets acquired by CB Funding and pledged as collateral under the Citi Credit Facility. The consolidated financial statements include both our accounts and the accounts of CB-Funding. All significant intercompany transactions have been eliminated in consolidation.

In connection with the Citi Credit Facility, on June 27, 2014, CB Funding entered into an Agreement and Plan of Merger (the “Merger Agreement”) with 405 Loan Funding LLC (“Loan Funding”), an affiliate of Citi formed for the purpose of holding loans underlying a TRS with CB Funding. Pursuant to the terms of the Merger Agreement, CB Funding acquired such loans through the merger of Loan Funding with and into CB Funding. Pursuant to the Merger Agreement, CB Funding paid approximately $389.0 million for the assets held by Loan Funding.

On July 24, 2012, we, through a wholly-owned, consolidated special purpose financing subsidiary, BDCA Funding I, LLC (“Funding I”), entered into a revolving credit facility (the “Wells Fargo Credit Facility”) with Wells Fargo Bank, National Association as lender, Wells Fargo Securities as administrative agent (together, “Wells Fargo”) and U.S. Bank as collateral agent, account bank and collateral custodian. The Wells Fargo Credit Facility, which was subsequently amended on April 26, 2013, September 9, 2013, and June 30, 2014, provides for borrowings in an aggregate principal amount of up to $300.0 million on a committed basis, with a term of 60 months. Funding I is included within our consolidated financial statements. The consolidated financial statements include both our accounts and the accounts of Funding I. All significant intercompany transactions have been eliminated in consolidation.

On February 21, 2014, we, through a newly-formed, wholly-owned, consolidated special purpose financing subsidiary, BDCA 2L Funding I, LLC (“2L Funding I”), entered into a revolving credit facility (the “Deutsche Bank Credit Facility”) with Deutsche Bank AG, New York Branch as administrative agent and U.S. Bank as collateral agent and collateral custodian. The Deutsche Bank Credit Facility provides for borrowings in an aggregate principal amount of up to $60.0 million on a committed basis, with a 36 month term. The consolidated financial statements include both our accounts and the accounts of 2L Funding I. All significant intercompany transactions have been eliminated in consolidation.

We have formed and expect to continue to form consolidated subsidiaries (the “Consolidated Holding Companies”). These Consolidated Holding Companies enable us to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in “qualifying assets,” including securities of U.S. operating companies whose securities are not listed on a national securities exchange, U.S. operating companies with listed securities that have equity market capitalizations of less than $250 million, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are only allowed to borrow money such that our asset coverage, which, as defined in the 1940 Act, measures the ratio of total assets less total liabilities (excluding borrowings) to total borrowings, equals at least 200% after such borrowing, with certain limited exceptions.

Investment Advisory and Administration Agreement

Pursuant to the Investment Advisory Agreement we have with the Adviser, we pay the Adviser a fee for its services consisting of two components — a management fee and an incentive fee. The management fee is calculated at an annual rate of 1.5% of our average gross assets and is payable quarterly in arrears.

The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding quarter. The payment of the subordinated incentive fee on income is subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.75% (7.00% annualized), subject to a “catch up” feature.

The second part of the incentive fee, referred to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee equals 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

We have entered into a fund administration servicing agreement and a fund accounting servicing agreement with U.S. Bancorp Fund Services, LLC (the “Administrator”). The Administrator provides services, such as accounting, financial reporting, and compliance support, necessary to operate. On August 13, 2012, we entered into a custody agreement with U.S. Bank. Under the custody agreement, U.S. Bank will hold all of our portfolio securities and cash for certain of our subsidiaries, and will transfer such securities or cash pursuant to our instructions. The custody agreement is terminable by either party, without penalty, on not less than ninety days prior notice to the other party. Realty Capital Securities, LLC (the “Dealer Manager”) serves as our dealer manager of the offering. The Adviser and the Dealer Manager are related parties and receive compensation and fees for services related to the offering and for the investment and management of our assets. The Adviser receives fees during the offering and operational stages while the Dealer Manager receives fees during the offering stage.

Significant Accounting Estimates and Critical Accounting Policies

Our consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective, or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the consolidated financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting periods. In preparing the consolidated financial statements, management has utilized available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As our expected operating plans occur we will describe additional critical accounting policies in the notes to our consolidated financial statements in addition to those discussed below.

Set forth below is a summary of the significant accounting estimates and critical accounting policies that management believes are important to the preparation of our consolidated financial statements. Certain of our accounting estimates are particularly important for an understanding of our financial position and results of operations and require the application of significant judgment by our management. As a result, these estimates are subject to a degree of uncertainty. These significant accounting estimates include:

Valuation of Portfolio Investments

Portfolio investments are reported on the consolidated statements of assets and liabilities at fair value. On a quarterly basis, we perform an analysis of each investment to determine fair value as follows:

Securities for which market quotations are readily available on an exchange are valued at the reported closing price on the valuation date. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Investments without a readily determined market value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.

For an investment in an investment fund that does not have a readily determinable fair value, we measure the fair value of the investment predominately based on the net asset value per share of the investment fund if the net asset value of the investment fund is calculated in a manner consistent with the measurement principles of Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”), Topic 946, Financial Services — Investment Companies, as of our measurement date. However, in determining the fair value of our investment, we may make adjustments to the net asset value per share in certain circumstances, based on our analysis of any restrictions on redemption of the shares of the investment as of the measurement date.

The value of our TRS, prior to its termination, was primarily based on the increase or decrease in the value of the loans underlying the TRS, as determined by Citi based upon indicative pricing by an independent third-party pricing service.

For investments in Collateralized Securities, both the assets and liabilities of each Collateralized Securities’ capital structure are modeled. The model uses a waterfall engine to process collateral data, generate collateral cash flows from the assets, and distribute the cash flows to the liability structure based on priority of payments. The waterfall cash flows are discounted using rates that incorporate risk factors such as default risk, interest rate risk, downgrade risk, and credit spread risk, among others. In addition, broker quotations and/or comparable trade activity is considered as an input to determining fair value when available.

As part of our quarterly valuation process, the Adviser may be assisted by one or more independent valuation firms engaged by us. The board of directors determines the fair value of each investment, in good faith, based on the input of the Adviser and the independent valuation firm(s) (to the extent applicable).

Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

Income Taxes

We have elected to be treated for federal income tax purposes, and intend to qualify thereafter, as a RIC under Subchapter M of the Code. Generally, a RIC is exempt from federal income taxes if it distributes at least 90% of its “investment company taxable income,” as defined in the Code, each year. Distributions paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to distribute sufficient distributions to maintain our RIC status each year. We are also subject to nondeductible federal excise taxes if we do not distribute at least 98% of net ordinary income each calendar year and 98.2% of capital gain net income for the one year period ending on October 31 of such calendar year, if any, and any recognized and undistributed income from prior years for which we paid no federal income taxes. We will generally endeavor each year to avoid any federal excise taxes.

New Accounting Pronouncement

In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the our financial statement disclosures.

In June 2013, the FASB issued ASU No. 2013-08, Financial Services — Investment Companies (ASC Topic 946), which affects the scope, measurement and disclosure requirements for investment companies under U.S. GAAP. The amendments: (i) change the approach to the investment company assessment in ASC Topic 946, clarify the characteristics of an investment company, and provide comprehensive guidance for assessing whether an entity is an investment company; (ii) require an investment company to measure non-controlling ownership interests in other investment companies at fair value rather than the equity method of accounting; and (iii) require the following additional disclosures (a) the fact that the entity is an investment company and is applying the guidance in ASC Topic 946, (b) information about changes, if any, in an entity’s status as an investment company, and (c) information about financial support provided or contractually required to be provided by an investment company to any of its investees. This guidance is effective for interim an annual reporting periods beginning on or after December 15, 2013. We reviewed the impact of this accounting pronouncement and it did not have a material impact on us.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Portfolio and Investment Activity

During the nine months ended September 30, 2014, we made $1.9 billion of investments in new portfolio companies and had $744.5 million in aggregate amount of exits and repayments, resulting in net investment activity of $1.2 billion for the period.

Our portfolio composition, based on fair value at September 30, 2014 was as follows:

	September 30, 2014
	Percentage of Total Portfolio	Weighted Average Current Yield for Total Portfolio(1)
Senior Secured First Lien Debt	56.5%	7.8%
Senior Secured Second Lien Debt	11.1	10.2
Subordinated Debt	3.2	13.4
Collateralized Securities(2)	19.1	13.8
Equity/Other	10.1	N/A
Total	100.0%	9.7%

(1)	Excludes the effect of the amortization or accretion of loan premiums or discounts.
(2)	Weighted average current yield for Collateralized Securities is based on the estimation of effective yield to expected maturity for each security as calculated in accordance with ASC Topic 325-40-35, Beneficial Interests in Securitized Financial Assets (see Note 2 — Summary of Significant Accounting Policies).

During the year ended December 31, 2013, we made $815.9 million of investments in new portfolio companies and had $270.0 million in aggregate amount of exits and repayments, resulting in net investment activity of $545.9 million for the period.

Our portfolio composition, based on fair value, including the value of the TRS underlying loans, at December 31, 2013 was as follows:

	At December 31, 2013
	Percentage of Total Portfolio(1)	Weighted Average Current Yield for Total Portfolio(1)(2)	Percentage of TRS Underlying Loans	Weighted Average Current Yield for TRS Underlying Loans	Percentage of Total Portfolio Including TRS Underlying Loans	Weighted Average Current Yield for Total Portfolio Including TRS Underlying Loans(2)
Senior Secured First Lien Debt	47.9%	8.3%	95.7%	7.7%	62.2%	8.0%
Senior Secured Second Lien Debt	13.1	10.7	4.3	11.3	10.4	11.3
Subordinated Debt	8.6	13.9	—	—	6.0	13.3
Collateralized Securities(3)	15.2	12.0	—	—	10.7	12.0
Equity/Other	15.2	N/A	—	N/A	10.7	N/A
Total	100.0%	8.4%	100.0%	7.8%	100.0%	9.3%

(1)	Does not include TRS underlying loans.
(2)	Excludes the effect of the amortization or accretion of loan premiums or discounts.
(3)	Weighted average current yield for Collateralized Securities is based on the estimation of effective yield to expected maturity for each security as calculated in accordance with ASC Topic 325-40-35, Beneficial Interests in Securitized Financial Assets (see Note 2 — Summary of Significant Accounting Policies).

The following table shows the portfolio composition by industry grouping based on fair value at September 30, 2014 (dollars in thousands):

	At September 30, 2014
	Investments at Fair Value	Percentage of Total Portfolio
Diversified Investment Vehicles(1)	$489,338	26.1%
Health Care Providers & Services	120,472	6.4
Diversified Consumer Services	104,946	5.6
Automotive	95,034	5.1
Aerospace & Defense	84,440	4.5
Hotels, Restaurants & Leisure	77,436	4.1
Publishing	74,627	4.0
Media	74,621	4.0
Electronic Equipment, Instruments & Components	61,934	3.3
Consumer Finance	57,980	3.1
Retailers (except food & drug)	57,230	3.1
Food Products	53,643	2.9
Professional Services	52,718	2.8
Commercial Services & Supplies	41,663	2.2
Business Equipment & Services	38,744	2.1
Marine	36,335	1.9
Transportation Infrastructure	34,775	1.9
Software	32,991	1.8
Real Estate Management & Development	28,464	1.5
Diversified Telecommunication Services	26,560	1.4
Biotechnology	19,998	1.1

	At September 30, 2014
	Investments at Fair Value	Percentage of Total Portfolio
Advertising	19,600	1.0
Diversified Financial Services	19,042	1.0
Communications Equipment	18,441	1.0
Capital Markets	17,108	0.9
Healthcare & Pharmaceuticals	14,806	0.8
Internet Software & Services	14,582	0.8
Wireless Telecommunication Services	13,720	0.7
Technology – Enterprise Solutions	12,255	0.7
Road & Rail	12,016	0.6
Textiles, Apparel & Luxury Goods	11,823	0.6
IT Services	10,963	0.6
Containers, Packaging and Glass	9,925	0.5
Steel	9,864	0.5
Chemicals	9,700	0.5
Oil, Gas & Consumable Fuels	9,489	0.5
Banking, Finance, Insurance & Real Estate	7,463	0.4
Total	$1,874,746	100.0%

(1)	Diversified Investment Vehicles consists of Collateralized Securities and equity investments in funds.

The following table shows the portfolio composition by industry grouping, including the TRS underlying loans, based on fair value at December 31, 2013 (dollars in thousands):

	At December 31, 2013
	Investments at Fair Value(1)	Percentage of Total Portfolio(1)	Value of TRS Underlying Loans(2)	Percentage of TRS Underlying Loans	Total Investments at Fair Value including the value of TRS Underlying Loans	Percentage of Total Portfolio Including the value of TRS Underlying Loans
Diversified Investment Vehicles(3)	$168,156	24.2%	$—	—%	$168,156	16.9%
Media	57,061	8.2	21,134	7.1	78,195	7.9
Hotels, Restaurants & Leisure	46,462	6.7	24,990	8.4	71,452	7.2
Diversified Consumer Services	29,190	4.2	30,876	10.4	60,066	6.1
Health Care Providers & Services	48,823	7.0	8,301	2.8	57,124	5.8
Oil, Gas & Consumable Fuels	32,058	4.6	23,875	8.1	55,933	5.6
Marine	28,399	4.1	12,209	4.1	40,608	4.1
Food Products	34,438	5.0	5,444	1.9	39,882	4.0
Biotechnology	5,876	0.8	33,227	11.2	39,103	3.9
Consumer Finance	28,691	4.1	9,925	3.4	38,616	3.9
Internet Software & Services	36,432	5.2	—	—	36,432	3.7
Commercial Services & Supplies	19,376	2.8	15,975	5.4	35,351	3.6
Professional Services	20,110	2.9	11,943	4.0	32,053	3.2
Software	10,182	1.5	20,342	6.9	30,524	3.1

	At December 31, 2013
	Investments at Fair Value(1)	Percentage of Total Portfolio(1)	Value of TRS Underlying Loans(2)	Percentage of TRS Underlying Loans	Total Investments at Fair Value including the value of TRS Underlying Loans	Percentage of Total Portfolio Including the value of TRS Underlying Loans
Electronic Equipment, Instruments & Components	12,862	1.9	17,343	5.9	30,205	3.0
Real Estate Management & Development	13,001	1.9	14,475	4.9	27,476	2.8
Aerospace & Defense	21,131	3.0	5,752	1.9	26,883	2.7
Commercial Banks	9,875	1.4	9,900	3.3	19,775	2.0
Paper & Forest Products	8,040	1.2	7,035	2.4	15,075	1.5
Communications Equipment	7,412	1.1	5,355	1.8	12,767	1.3
Road & Rail	12,147	1.7	—	—	12,147	1.2
Textiles, Apparel & Luxury Goods	11,977	1.7	—	—	11,977	1.2
IT Services	10,741	1.5	—	—	10,741	1.1
Diversified Telecommunication Services	10,000	1.4	—	—	10,000	1.0
Distributors	—	—	10,000	3.4	10,000	1.0
Chemicals	9,728	1.4	—	—	9,728	1.0
Capital Markets	—	—	8,059	2.7	8,059	0.8
Machinery	3,608	0.5	—	—	3,608	0.4
Total	$695,776	100.0%	$296,160	100.0%	$991,936	100.0%

(1)	Does not include TRS underlying loans.
(2)	The TRS underlying loans are held by our counterparty to the TRS, Citi. The values of the TRS underlying loans shown are based primarily on the indicative bid prices provided by an independent third-party pricing service to Citi.
(3)	Diversified Investment Vehicles consists of Collateralized Securities and equity investments in funds.

The following table presents the fair value measurements at September 30, 2014 for Level 3 investments (dollars in thousands):

Portfolio Company	Type of Asset	Fair Value	Fair Value Percentage of Total Portfolio
Adventure Interactive Corp.	Senior Secured First Lien Debt	$19,915	1.1%
Applied Merchant Systems West Coast, Inc.	Senior Secured First Lien Debt	19,042	1.0
B&M CLO 2014-1, LTD. Subordinated Notes	Collateralized Securities	34,150	1.8
Boston Market Corporation	Senior Secured Second Lien Debt	15,041	0.8
Carlyle GMS Finance, Inc.	Equity/Other	2,357	0.1
Chicken Soup for the Soul Publishing, LLC	Senior Secured First Lien Debt	29,653	1.6
CIG Financial, LLC	Senior Secured Second Lien Debt	14,904	0.8
Collision Holding Company, LLC	Senior Secured Second Lien Debt	9,925	0.5
CPX Interactive Holdings, LP	Senior Secured Second Lien Debt	16,652	0.9
CPX Interactive Holdings, LP – Series A Convertible Preferred Shares	Equity/Other	6,251	0.3

Portfolio Company	Type of Asset	Fair Value	Fair Value Percentage of Total Portfolio
CPX Interactive Holdings, LP – Warrants	Equity/Other	483	—
Crowley Holdings, Inc. – Series A Preferred Stock	Equity/Other	25,316	1.4
CVP Cascade CLO, LTD. Subordinated Notes	Collateralized Securities	24,074	1.3
CVP Cascade CLO-2, LTD. Subordinated Notes	Collateralized Securities	28,750	1.5
Danish CRJ LTD.	Equity/Other	730	—
ECI Acquisition Holdings, Inc.	Senior Secured First Lien Debt	12,255	0.7
Epic Health Services, Inc.	Senior Secured First Lien Debt	13,375	0.7
ERG Holding Company	Senior Secured First Lien Debt	14,370	0.8
Evolution Research Group – Preferred Equity	Equity/Other	520	—
EZE Trucking, Inc.	Senior Secured First Lien Debt	12,016	0.6
Fifth Street Senior Loan Fund I, LLC	Equity/Other	33,658	1.8
Figueroa CLO 2014-1, LTD. Subordinated Notes	Collateralized Securities	27,900	1.5
Gold, Inc.	Subordinated Debt	11,823	0.6
Hanna Anderson, LLC	Senior Secured First Lien Debt	15,088	0.8
HIG Integrity Nutraceuticals	Equity/Other	—	—
High Ridge Brands Co.	Senior Secured Second Lien Debt	22,309	1.2
ILC Dover LP	Senior Secured First Lien Debt	14,701	0.8
InMotion Entertainment Group, LLC	Senior Secured First Lien Debt	9,887	0.5
IntegraMed America, Inc.	Senior Secured First Lien Debt	3,760	0.2
Integrity Nutraceuticals, Inc.	Senior Secured First Lien Debt	33,739	1.8
Interblock USA L.C.	Senior Secured Second Lien Debt	22,705	1.2
J. C. Bromac Corporation	Senior Secured Second Lien Debt	9,825	0.5
K&N Engineering, Inc.	Senior Secured Second Lien Debt	12,817	0.7
K2 Pure Solutions NoCal, L.P.	Senior Secured First Lien Debt	9,700	0.5
Kahala Ireland OpCo LLC	Senior Secured First Lien Debt	$21,022	1.1%
Kahala Ireland OpCo LLC	Equity/Other	2,748	0.1
Kahala US OpCo LLC	Senior Secured First Lien Debt	6,899	0.4
Kahala US OpCo LLC	Equity/Other	4,616	0.2
Land Holdings I, LLC	Senior Secured First Lien Debt	29,349	1.6
MBLOX Inc. – Warrants	Equity/Other	—	—
MidOcean Credit CLO II, LLC	Collateralized Securities	34,133	1.8
MidOcean Credit CLO III, LLC	Collateralized Securities	34,952	1.9
National Technical Systems, Inc.	Senior Secured First Lien Debt	18,544	1.0
NewStar Arlington Senior Loan Program LLC Subordinated Notes	Collateralized Securities	29,892	1.6
NextCare, Inc.	Senior Secured First Lien Debt	18,027	1.0
NMFC Senior Loan Program I, LLC	Equity/Other	33,065	1.8
Ocean Trails CLO V, LTD.	Collateralized Securities	40,000	2.1
OFSI Fund VI, Ltd. – Subordinated Note	Collateralized Securities	32,808	1.8
OH Acquisition, LLC	Senior Secured First Lien Debt	7,463	0.4

Portfolio Company	Type of Asset	Fair Value	Fair Value Percentage of Total Portfolio
Park Ave Holdings, LLC.	Equity/Other	9,590	0.5
Park Ave Re Holdings, LLC	Subordinated Debt	5,158	0.3
PennantPark Credit Opportunity Fund, LP	Equity/Other	10,842	0.6
PeopLease Holdings, LLC	Senior Secured First Lien Debt	10,485	0.6
Pride Plating, Inc.	Senior Secured First Lien Debt	9,439	0.5
Related Fee Agreements	Collateralized Securities	12,779	0.7
Resco Products, Inc.	Senior Secured First Lien Debt	9,864	0.5
S.B. Restaurant Co., Inc.	Subordinated Debt	—	—
S.B. Restaurant Co., Inc. – Warrants	Equity/Other	—	—
S.B. Restaurant Co., Inc. – Senior Subordinate Debt	Subordinated Debt	—	—
Silver Spring CLO, Ltd.	Collateralized Securities	29,420	1.6
SkyCross Inc. – Warrants	Equity/Other	—	—
South Grand MM CLO I, LLC	Equity/Other	23,559	1.3
Steel City Media	Subordinated Debt	19,600	1.1
Taqua, LLC	Senior Secured First Lien Debt	13,720	0.7
Tax Defense Network, LLC	Senior Secured First Lien Debt	30,478	1.6
Tax Defense Network, LLC	Equity/Other	500	—
Tennenbaum Waterman Fund, L.P.	Equity/Other	9,185	0.5
The SAVO Group, Ltd. – Warrants	Equity/Other	—	—
The Tennis Channel Holdings, Inc.	Senior Secured First Lien Debt	15,111	0.8
THL Credit Greenway Fund II LLC	Equity/Other	17,487	0.9
Total Outdoor Holdings Corp.	Senior Secured First Lien Debt	19,600	1.1
Trinity Consultants Holdings, Inc.	Senior Secured First Lien Debt	14,738	0.8
Visionary Integration Professionals, LLC	Subordinated Debt	10,137	0.5
Visionary Integration Professionals, LLC – Warrants	Equity/Other	826	0.1
WBL SPE I., LLC	Senior Secured First Lien Debt	4,500	0.2
WhiteHorse VIII, Ltd. CLO Subordinated Notes	Collateralized Securities	$30,327	1.6%
World Business Lenders, LLC	Equity/Other	4,093	0.2
Xplornet Communications Inc. – Warrants	Equity/Other	2,287	0.1
Xplornet Communications, Inc.	Subordinated Debt	10,824	0.6
Zimbra, Inc.	Senior Secured Second Lien Debt	6,073	0.3
Zimbra, Inc.	Subordinated Debt	1,941	0.1
Zimbra, Inc. – Warrants (Second Lien Debt)	Equity/Other	153	—
Zimbra, Inc. – Warrants (Third Lien Bridge Note)	Equity/Other	1,192	0.1
Total Level 3 investments		$1,175,117	62.7%
Total Level 2 investments		$699,629	37.3%
Total Investments		$1,874,746	100.0%

The following table presents the fair value measurements at December 31, 2013 for Level 3 investments (dollars in thousands):

Portfolio Company	Type of Asset	Fair Value	Fair Value Percentage of Total Portfolio
Adventure Interactive Corp.	Senior Secured First Lien Debt	$19,575	2.9%
American Importing Company, Inc.	Senior Secured First Lien Debt	10,933	1.6
Apidos XVI CLO, LTD. Subordinated Notes	Collateralized Securities	13,650	2.0
Boston Market	Senior Secured Second Lien Debt	24,625	3.5
Carlyle GMS Finance, Inc.	Equity/Other	2,173	0.3
Catamaran CLO 2013-1 Ltd. Subordinated Notes	Collateralized Securities	20,404	2.9
Crowley Holdings Preferred, LLC – Series A Preferred Shares	Equity/Other	25,000	3.6
CVP Cascade CLO-1, LTD. Subordinated Notes	Collateralized Securities	28,086	4.0
Epic Health Services	Senior Secured First Lien Debt	13,899	2.0
Eureka Hunter Holdings, LLC	Senior Secured Second Lien Debt	4,969	0.7
EZE Trucking, Inc.	Senior Secured First Lien Debt	12,147	1.7
FairPay Solutions Inc. Term Loan A	Senior Secured First Lien Debt	2,350	0.3
FairPay Solutions Inc. Term Loan B	Senior Secured First Lien Debt	7,500	1.1
Garrison Funding 2013 – 1 Ltd. Subordinated Notes	Collateralized Securities	15,000	2.2
Global Telecom & Technology, Inc.	Senior Secured First Lien Debt	7,559	1.1
Gold, Inc.	Subordinated Debt	11,977	1.7
HIG Integrity Nutraceuticals	Equity/Other	850	0.1
HIG Integrity Nutraceuticals	Senior Secured First Lien Debt	22,655	3.3
JMP Credit Advisors CLO II Ltd. Subordinated Notes	Collateralized Securities	6,099	0.9
K2 Pure Solutions NoCal, L.P.	Senior Secured First Lien Debt	9,728	1.4
Kahala Aviation Holdings, LLC	Equity/Other	—	—
Kahala Aviation Holdings, LLC Preferred Shares	Equity/Other	$5,271	0.8%
Kahala US OpCo LLC	Senior Secured First Lien Debt	15,860	2.3
MBLOX Inc.	Senior Secured Second Lien Debt	7,011	1.0
MBLOX Inc. – Warrants	Equity/Other	705	0.1
MC Funding Ltd. Preferred Shares	Collateralized Securities	2,163	0.3
MidOcean Credit CLO II, Ltd. Subordinated Notes	Collateralized Securities	20,543	3.0
National Technical Systems, Inc.	Senior Secured First Lien Debt	12,375	1.8
NewStar Arlington Fund LLC	Equity/Other	30,000	4.3
NextCare, Inc.	Senior Secured First Lien Debt	17,272	2.5
Park Ave RE Holdings, LLC	Senior Secured First Lien Debt	9,750	1.4
Park Ave RE, Inc.	Equity/Other	33	—
Park Ave RE, Inc. – Preferred Shares	Equity/Other	3,218	0.5
PennantPark Credit Opportunities Fund, LP	Equity/Other	10,550	1.5
PeopLease Holdings, LLC	Senior Secured First Lien Debt	9,800	1.4
Precision Dermatology, Inc. – Warrants	Equity/Other	—	—

Portfolio Company	Type of Asset	Fair Value	Fair Value Percentage of Total Portfolio
S.B. Restaurant Co., Inc. – Warrants	Equity/Other	—	—
S.B. Restaurant Co., Inc. – Senior Subordinated Debt	Subordinated Debt	88	—
S.B. Restaurant Co., Inc.	Subordinated Debt	2,025	0.3
SkyCross, Inc. – Warrants	Equity/Other	450	0.1
SkyCross, Inc.	Senior Secured Second Lien Debt	4,979	0.7
Source Refrigeration & HVAC, Inc.	Senior Secured First Lien Debt	2,735	0.4
South Grand MM CLO I, LLC	Equity/Other	872	0.1
Teleflex Marine, Inc.	Senior Secured Second Lien Debt	3,399	0.5
Tennenbaum Waterman Fund, L.P.	Equity/Other	9,611	1.4
The SAVO Group, Ltd.	Subordinated Debt	5,005	0.7
The SAVO Group, Ltd. – Warrants	Equity/Other	1,302	0.2
The Tennis Channel Holdings, Inc.	Senior Secured First Lien Debt	14,787	2.1
THL Credit Greenway Fund II LLC	Equity/Other	9,005	1.3
Trinity Consultants Holdings, Inc.	Senior Secured First Lien Debt	3,079	0.4
Varel International Energy Mezzanine Funding Corp.	Subordinated Debt	11,251	1.6
Vestcom Acquisition, Inc.	Subordinated Debt	7,525	1.1
Visionary Integration Professionals, LLC	Subordinated Debt	9,831	1.4
Visionary Integration Professionals, LLC – Warrants	Equity/Other	910	0.1
WBL SPE I., LLC	Senior Secured First Lien Debt	3,750	0.5
World Business Lenders, LLC	Equity/Other	3,751	0.5
Xplornet Communications, Inc.	Subordinated Debt	10,000	1.4
Xplornet Communications, Inc. – Warrants	Equity/Other	—	—
Zimbra, Inc.	Senior Secured Second Lien Debt	6,137	0.9
Zimbra, Inc.	Subordinated Debt	2,000	0.3
Zimbra, Inc. – Warrants (Second Lien Debt)	Equity/Other	$447	0.1%
Zimbra, Inc. – Warrants (Third Lien Bridge Note)	Equity/Other	1,598	0.2
Total Level 3 investments		$518,267	74.5%
Total Level 2 investments(1)		$177,509	25.5%
Total Investments		$695,776	100.0%

(1)	Does not include TRS underlying loans.

The following table presents the percentage of amortized cost by loan market for investments as of September 30, 2014:

Amortized Cost as of September 30, 2014
Investments per Total Portfolio
Middle Market(1)	67.3%
Large Corporate(2)	3.8
Other(3)	28.9
Total	100.0%

(1)	Middle market represents companies whose annual revenues are between $10 million and $1 billion.
(2)	Large corporate represents companies whose annual revenues are in excess of $1 billion.
(3)	Other represents collateralized securities and equity investments.

The following table presents the percentage of amortized cost by loan market for investments including the TRS underlying loans as of December 31, 2013:

	Amortized Cost as of December 31, 2013
	Investments per Total Portfolio	TRS Underlying Loans	Total Portfolio including TRS Underlying Loans
Middle Market(1)	67.4%	90.9%	74.4%
Large Corporate(2)	2.8	9.1	4.7
Other(3)	29.8	—	20.9
Total	100.0%	100.0%	100.0%

(1)	Middle market represents companies whose annual revenues are between $10 million and $1 billion.
(2)	Large corporate represents companies whose annual revenues are in excess of $1 billion.
(3)	Other represents collateralized securities and equity investments.

The following table presents the percentage of fair value by loan market for investments as of September 30, 2014:

Fair Value as of September 30, 2014
Investments per Total Portfolio
Middle Market(1)	67.0%
Large Corporate(2)	3.8
Other(3)	29.2
Total	100.0%

(1)	Middle market represents companies whose annual revenues are between $10 million and $1 billion.
(2)	Large corporate represents companies whose annual revenues are in excess of $1 billion.
(3)	Other represents collateralized securities and equity investments.

The following table presents the percentage of fair value by loan market for investments including the TRS underlying loans as of December 31, 2013:

	Fair Value as of December 31, 2013
	Investments per Total Portfolio	TRS Underlying Loans	Total Portfolio including TRS Underlying Loans
Middle Market(1)	66.7%	91.2%	74.0%
Large Corporate(2)	2.8	8.8	4.6
Other(3)	30.5	—	21.4
Total	100.0%	100.0%	100.0%

(1)	Middle market represents companies whose annual revenues are between $10 million and $1 billion.
(2)	Large corporate represents companies whose annual revenues are in excess of $1 billion.
(3)	Other represents collateralized securities and equity investments.

Portfolio Asset Quality

Our Adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our Adviser grades the credit risk of all debt investments on a scale of 1 to 5 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio debt investment relative to the inherent risk at the time the original debt investment was made (i.e., at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors.

Loan Rating	Summary Description
1	Debt investment exceeding fundamental performance expectations and/or capital gain expected. Trends and risk factors since the time of investment are favorable.
2	Performing consistent with expectations and a full return of principal and interest expected. Trends and risk factors are neutral to favorable. All investments are initially rated a “2”.
3	Performing debt investment requiring closer monitoring. Trends and risk factors show some deterioration.
4	Underperforming debt investment. Some loss of interest or dividend expected, but still expecting a positive return on investment. Trends and risk factors are negative.
5	Underperforming debt investment with expected loss of interest and some principal.

The weighted average risk ratings of our investments based on amortized cost were 2.07 as of September 30, 2014 and 2.03 as of December 31, 2013.

As of September 30, 2014, we had one portfolio company, which represented two portfolio investments, on non-accrual status. These investments had a total principal of $4.2 million, which represented 0.2% of our portfolio and had no fair value as of September 30, 2014. We are currently evaluating potential value recovery alternatives for these investments. As of December 31, 2013, we had one portfolio investment on non-accrual status. This investment had a principal of $4.0 million and fair value of $2.0 million as of December 31, 2013, which represented 0.6% and 0.3%, respectively, of our portfolio.

RESULTS OF OPERATIONS

Operating results for the three and nine months ended September 30, 2014 and September 30, 2013 were as follows (dollars in thousands):

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2014	2013	2014	2013
Total investment income	$42,387	$8,395	$90,621	$17,926
Total expenses, net	16,288	4,711	35,026	10,865
Net investment income attributable to noncontrolling interests	33	—	33	—
Net investment income	$26,132	$3,684	$55,628	$7,061

Investment Income

For the three and nine months ended September 30, 2014, total investment income was $42.4 million and $90.6 million, respectively, and was attributable to interest income from investments in portfolio companies. For the three and nine months ended September 30, 2013, total investment income was $8.4 million and $17.9 million, respectively, and was also attributable to interest income from investments in portfolio companies. The increase in total investment income was primarily due to the higher level of investments in portfolio companies during the period ended September 30, 2014 as compared to the period ended September 30, 2013. During the nine months ended September 30, 2014, the average portfolio fair value was $1.3 billion with a 9.7% weighted average current yield while the average portfolio fair value and weighted average current yield were $286.2 million and 9.0%, respectively for the same period in 2013.

Operating Expenses

The composition of our operating expenses for the three and nine months ended September 30, 2014 and September 30, 2013 were as follows (dollars in thousands):

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2014	2013	2014	2013
Management fees	$7,551	$1,829	$16,946	$3,866
Subordinated income incentive fees	3,721	1,768	7,141	3,597
Capital gains incentive fees	19	1,191	246	2,089
Interest and credit facility financing expenses	3,756	590	6,785	1,359
Professional fees	2,056	601	3,979	1,340
Administrative services	224	61	542	134
Other general and administrative	169	17	444	89
Insurance	56	56	171	167
Directors fees	19	18	55	51
Operating expenses before expense waivers and reimbursements from Adviser	17,571	6,131	36,309	12,692
Waiver of management and incentive fees	(1,283)	(1,420)	(1,283)	(1,827)
Total operating expenses net of expense waivers and reimbursements from Adviser	$16,288	$4,711	$35,026	$10,865

Interest and credit facility expenses for the three and nine months ended September 30, 2014 were comprised of amortization of deferred financing costs and non-usage fees related to the Wells Fargo Credit Facility, Deutsche Bank Credit Facility and Citi Credit Facility, along with $1.3 million and $3.0 million, respectively, of interest expense on the balance drawn on the Wells Fargo Credit Facility, $0.3 million and $0.6 million, respectively, of interest expense on the balance drawn on the Deutsche Bank Credit Facility, and $1.3 million and $1.3 million, respectively, of interest expense on the balance drawn on the Citi Credit Facility. We entered into the Deutsche Bank Credit Facility and Citi Credit Facility during the nine month period ended September 30, 2014 and thus did not have interest and credit facility expenses during the comparable period in 2013. The interest expense on the balance drawn on the Wells Fargo Credit Facility was based on an average daily debt outstanding of $166.8 million at a weighted average annualized cost of 2.40% for the nine months ended September 30, 2014. The interest expense on the balance drawn on the Deutsche Bank Credit Facility was based on an average daily debt outstanding of $17.5 million at a weighted average annualized cost of 4.53% for the nine months ended September 30, 2014. The interest expense on the balance drawn on the Citi Credit Facility was based on an average daily debt outstanding of $96.2 million at a weighted average annualized cost of 1.87% for the nine months ended September 30, 2014. For the three and nine months ended September 30, 2014, we incurred $7.6 million and $16.9 million, respectively, of management fees, of which the Adviser did not waive any such fees. For the three and nine months ended September 30, 2014, we incurred $3.7 million and $7.4 million, respectively, of incentive fees, of which the Adviser waived $1.3 million and $1.3 million, respectively.

Interest and credit facility expenses for the three and nine months ended September 30, 2013 were comprised of amortization of deferred financing costs and non-usage fees related to our Wells Fargo Credit Facility along with $0.3 million and $0.6 million, respectively, of interest expense on the balance drawn on the Wells Fargo Credit Facility. The interest expense on the balance drawn on the Wells Fargo Credit Facility was based on an average debt outstanding of $34.8 million at a weighted average annualized cost of 2.43% for the nine months ended September 30, 2013. For the three and nine months ended September 30, 2013, we incurred $1.8 million and $3.9 million, respectively, of management fees, of which the Adviser did not waive any such fees. For the three and nine months ended September 30, 2013, we incurred $3.0 million and $5.7 million, respectively, of incentive fees, of which the Adviser waived $1.4 million and $1.8 million, respectively.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2014	2013	2014	2013
Net realized gain from investments
Control investments	$—	$—	$(79)	$—
Affiliate investments	2,565	—	7,785	—
Non-control/non-affiliate investments	1,006	429	1,661	2,163
Total net realized gain from investments	3,571	429	9,367	2,163
Net realized gain (loss) from total return swap	(5)	4,045	14,552	8,715
Net change in unrealized appreciation (depreciation) on investments
Control investments	1,571	—	1,622	—
Affiliate investments	6,564	2,322	(65)	3,791
Non-control/non-affiliate investments	(11,610)	3,202	(9,696)	4,491
Total net change in unrealized appreciation (depreciation) on investments	(3,475)	5,524	(8,139)	8,282
Net change in unrealized appreciation (depreciation) on total return swap	—	33	(3,180)	2,347
Net realized and unrealized gain (loss) on investments and total return swap before noncontrolling interests	91	10,031	12,600	21,507
Net change in unrealized depreciation attributable to noncontrolling interests	(7)	—	(7)	—
Net realized and unrealized gain (loss) on investments and total return swap	$84	$10,031	$12,593	$21,507

Net Realized Gain and Net Change in Unrealized Appreciation (Depreciation) on Investments

Net realized gain and change in unrealized appreciation (depreciation) on investments resulted in a net gain of $0.1 million and $1.2 million, respectively, for the three and nine months ended September 30, 2014 compared to a net gain of $6.0 million and $10.4 million, respectively, for the same periods in 2013. We look at net realized gains and change in unrealized appreciation (depreciation) together as movement in unrealized appreciation or depreciation can be the result of realizations.

The net gain for the three months ended September 30, 2014 was driven by $3.6 million net realized gains offset by $(3.5) million of unrealized depreciation of investments across the portfolio. The net realized gain was primarily due to a $3.3 million realized gain from the sale of one collateralized security investment. The unrealized depreciation was driven by depreciation of $(6.1) million on first lien loans primarily due to the overall decline in the broadly syndicated loan market and depreciation of $(2.0) million on one second lien loan investment due to the underperformance of the portfolio company. The unrealized depreciation was partially offset by $5.0 million in unrealized appreciation across our investments in collateralized securities due to performance that exceeded expectations. The net gain for the nine months ended September 30, 2014 was driven by $6.6 million in gains realized from the sale of collateralized securities. These gains were partially offset by an unrealized depreciation of $(2.1) million on the two portfolio investments in non-accrual status along with $(4.0) million in unrealized depreciation on first lien loans primarily due to the overall market decline in broadly syndicated loan prices. In total, we sold $330.4 million and $744.5 million, respectively, of assets during the three and nine month periods ended September 30, 2014.

The net gain for the three months ended September 30, 2013 was primarily driven by the unrealized appreciation of $3.2 million on a collateralized security investment that was exceeding performance expectations along with smaller scale net realized gains and unrealized appreciation across the remainder of the portfolio. Similar to the three months ended September 30, 2013, the net gain for the nine months ended on the same date was driven by the $3.2 million unrealized appreciation on the collateralized security investment along with smaller scale net realized gains and unrealized appreciation across the remainder of the portfolio. Total asset sales for the three and nine months ended September 30, 2013 were $53.9 million and $189.0 million, respectively.

Net Realized Gain and Net Change in Unrealized Appreciation on Total Return Swap

Net realized gain and change in unrealized appreciation on the total return swap resulted in a net loss of $(0.01) million and net gain of $11.4 million, respectively, for the three and nine months ended September 30, 2014 compared to a net gain of $4.1 million and $11.1 million, respectively, for the same periods in 2013. We look at net realized gains and change in unrealized appreciation (depreciation) together as movement in unrealized appreciation or depreciation can be the result of realizations.

The TRS was terminated on June 27, 2014 and as a result, we did not hold the TRS during the three months ended September 30, 2014. The net gain for the nine months ended September 30, 2014 was driven by interest income of $11.4 million earned on the loans held under the TRS which had an average total notional value of $348.1 million for the period from January 1, 2014 through the termination of the TRS on June 27, 2014 and this was partially offset by $(2.2) million of interest expense on the TRS. In addition, at the termination of the TRS the transfer of the portfolio of loans underlying the TRS to CB Funding was treated as a sale transaction with the portfolio being sold at its fair value on that date. As a result of the termination, the $4.0 million of unrealized gain on the TRS at the termination date was realized which resulted in an offsetting unrealized loss and realized gain on the TRS.

The net gain for the three months ended September 30, 2013 was primarily driven by $4.4 million in interest income earned on the loans held under the TRS which had an average total notional value of $207.8 million for the three month period. This was partially offset by $(0.7) million in interest expense. The net gain for the nine months ended September 30, 2013 was driven by $9.7 million in interest income earned on the loans held under the TRS which had an average total notional value of $151.2 million for the nine month period. This was partially offset by $(1.7) million in interest expense. In addition, we had a $2.3 million change in unrealized appreciation across our loans held under the TRS due to the decrease in yields on comparable assets in the market. Please see Note 6 — Total Return Swap — for more information about the TRS.

At September 30, 2014, the receivable and realized gain on the total return swap on the consolidated statements of assets and liabilities and consolidated statements of operations consisted of the following (dollars in thousands):

	Net Receivable	Net Realized Gains
Interest and other income from TRS portfolio	$42	$11,361
TRS interest expense	—	(2,187)
Gains on TRS asset sales	—	5,378
Net realized gain from TRS	$42	$14,552

At September 30, 2013, the receivable and realized gain on the total return swap on the consolidated statements of assets and liabilities and consolidated statements of operations consisted of the following (dollars in thousands):

	Net Receivable	Net Realized Gains
Interest and other income from TRS portfolio	$4,074	$9,695
TRS interest expense	(702)	(1,660)
Gains on TRS asset sales	143	680
Net realized gain from TRS	$3,515	$8,715

Cash Flows for the Nine Months Ended September 30, 2014

For the nine months ended September 30, 2014, net cash used in operating activities was $1.0 billion. The level of cash flows used in or provided by operating activities is affected by the timing of purchases, redemptions and sales of portfolio investments, among other factors. The increase in cash flows used in operating activities for the nine months ended September 30, 2014 was primarily due to $1.9 billion for purchases of investments partially offset by cash provided by operating activities of $744.5 million for sales and repayments of investments, $26.8 million from a decrease in unsettled trades payable, and $68.2 million from a net increase in net assets from operations. The purchase and sales activity is driven by the increase in investment activity resulting from the continuous equity capital raising and growing capital base.

Net cash provided by financing activities of $1.1 billion during the nine months ended September 30, 2014 was primarily related to net proceeds from the issuance of common stock of $785.0 million and net proceeds from the Wells Fargo Credit Facility, the Deutsche Bank Credit Facility, and the Citi Credit Facility of $442.6 million, partially offset by payments of stockholder distributions of $34.4 million. Consistent with the increase in investment activity, the proceeds from the issuance of common stock are the result of our increasing equity raise capabilities.

Cash Flows for the Nine Months Ended September 30, 2013

For the nine months ended September 30, 2013, net cash used in operating activities was $284.2 million. The level of cash flows used in or provided by operating activities is affected by the timing of purchases, redemptions and sales of portfolio investments, among other factors. The increase in cash flows used in operating activities for the nine months ended September 30, 2013 was primarily due to $477.8 million for purchases of investments partially offset by $189.0 million for repayments of investments and $7.1 million from a net increase in net investment income. The purchase and sales activity is driven by the increase in investment activity resulting from the continuous equity capital raising and growing capital base.

Net cash provided by financing activities of $325.9 million during the nine months ended September 30, 2013 was primarily related to net proceeds from the issuance of common stock of $310.7 million and proceeds from the Wells Fargo Credit Facility of $57.5 million. These inflows were partially offset by principal repayments on debt of $29.7 million and payments of stockholder distributions of $10.4 million. Consistent with the increase in investment activity, the proceeds from the issuance of common stock are the result of our increasing equity raise capabilities.

Liquidity and Capital Resources

We generate cash from the net proceeds of our ongoing continuous public offering and from cash flows from fees, interest and dividends earned from our investments, as well as proceeds from sales of our investments. The Registration Statement offering for sale up to $1.5 billion of shares of our common stock (150.0 million shares at an initial offering price of $10.00 per share) (the “IPO”), was declared effective on January 27, 2011. On July 1, 2014, our registration statement on Form N-2 (File No. 333-193241) for our Follow-on was declared effective by the SEC. Simultaneously with the effectiveness of the Follow-on, our IPO terminated. Under the Follow-on, we can offer up to 101,100,000 shares of its common stock. As of September 30, 2014, we had issued 145.7 million shares of our common stock for gross proceeds of $1.6 billion including shares issued to the Sponsor and shares issued under the DRIP.

Our principal demands for funds in both the short-term and long-term are for portfolio investments, for the payment of operating expenses, distributions to our investors, repurchases under our share repurchase program, and for the payment of principal and interest on our outstanding indebtedness. Generally, capital needs for investment activities will be met through net proceeds received from the sale of common stock through our public offering. We may also from time to time enter into other agreements with third parties whereby third parties will contribute to specific investment opportunities. Items other than investment acquisitions are expected to be met from a combination of the proceeds from the sale of common stock, cash flows from operations, and, during our IPO and Follow-on, reimbursements from the Adviser.

We have entered into the Expense Support Agreement with our Adviser, whereby the Adviser may pay the Expense Support Payment for any period beginning on the effective date of the Registration Statement, until we and the Adviser mutually agree otherwise. The purpose of the Expense Support Agreement is to reduce our offering and operating expenses to ensure that we are able to bear a reasonable level of expense in relation to our investment income. The Expense Support Payment for any month shall be paid to us by the Adviser in cash and/or offsets against amounts due from us to the Adviser. Operating expenses subject to this agreement include expenses as defined by U.S. GAAP, including, without limitation, advisory fees payable and interest on indebtedness for such period, if any. As of September 30, 2014, the Adviser had made cumulative payments to us for $1.0 million of expenses pursuant to the Expense Support Agreement. During the nine months ended September 30, 2014, the Adviser made no payments to us for expenses pursuant to the Expense Support Agreement. See Note 4 — Related Party Transactions and Arrangements — Expense Support Agreement — in our consolidated financial statements included in this report for additional information on this arrangement, including Expense Payments made by our Adviser pursuant to the terms of this agreement and the ability of the Adviser to be reimbursed for Expense Payments made to us.

Other potential future sources of capital include proceeds from secured or unsecured financings from banks or other lenders, proceeds from private offerings, proceeds from the sale of investments and undistributed funds from operations. However, our ability to incur additional debt will be dependent on a number of factors, including our degree of leverage, the value of our unencumbered assets and borrowing restrictions that may be imposed by lenders. Our ability to raise proceeds in our public offering will be dependent on a number of factors as well, including general market conditions for BDCs and market perceptions about us.

Total Return Swap

On July 13, 2012, we, through a wholly-owned subsidiary, 405 Sub, entered into a TRS with Citi. On June 27, 2014, we terminated the amended and restated TRS with Citi.

On June 27, 2014, we terminated the TRS and CB Funding entered into a Merger Agreement with Loan Funding, an affiliate of Citi formed for the purpose of holding the loans underlying the TRS. Pursuant to the terms of the Merger Agreement, CB Funding acquired such loans through the merger of Loan Funding with and into CB Funding (the “Merger”) for approximately $389.0 million. We recorded such loans at a cost equal to the respective fair values as of June 27, 2014 and as a result, the $4.0 million of unrealized gain on the TRS at the termination date was realized which resulted in an offsetting unrealized loss and realized gain on the TRS. The $4.0 million gain equates to fair value of the loans underlying the TRS as of June 27, 2014 less the respective costs of such assets as purchased through the TRS.

Previously, the Adviser has not recognized incentive fees based on the returns or capital gains of the TRS and therefore will not receive any additional fees as a direct result of the Merger or termination of the TRS. However, such loans are now included in our portfolio of investments and subject to any fees applicable under the Investment Advisory Agreement.

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the total return swap, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. The TRS effectively added leverage to our portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The TRS enabled us, through our ownership of 405 Sub, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest type payment to Citi.

The obligations of 405 Sub under the TRS were non-recourse to us and our exposure to the TRS was limited to the amount that we contributed to 405 Sub in connection with the TRS. Generally, that amount was the amount that 405 Sub was required to post as cash collateral for each loan (which in most instances is approximately 25% of the market value of a loan at the time that such loan was purchased). As amended, the TRS provided that 405 Sub could have selected a portfolio of loans with a maximum aggregate market value (determined at the time such loans become subject to the TRS) of $450.0 million.

405 Sub paid interest to Citi for each loan at a rate equal to one-month or three-month LIBOR, depending on the terms of the underlying loan, plus 1.20% per annum. Upon the termination or repayment of any loan selected by 405 Sub under the Agreement, 405 Sub would deduct the appreciation of such loan’s value from any interest owed to Citi or pay the depreciation amount to Citi in addition to remaining interest payments.

See Note 6 — Total Return Swap — in our consolidated financial statements included in this report for additional disclosure on the TRS with Citi.

Wells Fargo Credit Facility

On July 24, 2012, we, through a newly-formed, wholly-owned special purpose financing subsidiary, Funding I, entered into a revolving credit facility with Wells Fargo and U.S. Bank, as collateral agent, account bank and collateral custodian. The Wells Fargo Credit Facility, which was subsequently amended on April 26, 2013, September 9, 2013, and June 30, 2014, provides for borrowings in an aggregate principal amount of up to $300.0 million on a committed basis, with a term of 60 months.

We may contribute cash or loans to Funding I from time to time to retain a residual interest in any assets contributed through its ownership of Funding I or will receive fair market value for any loans sold to Funding I. Funding I may purchase additional loans from various sources. Funding I has appointed us as servicer to manage its portfolio of loans. Funding I’s obligations under the Wells Fargo Credit Facility are secured by a first priority security interest in substantially all of the assets of Funding I, including its portfolio of loans. The obligations of Funding I under the Wells Fargo Credit Facility are non-recourse to us.

The Wells Fargo Credit Facility will be priced at one month maturity LIBOR, with no LIBOR floor, plus a spread ranging between 1.75% and 2.50% per annum, depending on the composition of the portfolio of loans owned by Funding I for the relevant period. Interest is payable quarterly in arrears. Funding I will be subject to a non-usage fee to the extent the aggregate principal amount available under the Wells Fargo Credit Facility has not been borrowed. The non-usage fee per annum for the first six months is 0.50%; thereafter, the non-usage fee per annum is 0.50% for the first 20% of the unused balance and 2.0% for the portion of the unused balance that exceeds 20%. Any amounts borrowed under the Wells Fargo Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable in April 2018.

Borrowings under the Wells Fargo Credit Facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Funding I varies depending upon the types of loans in Funding I’s portfolio. As of December 31, 2013, we were in compliance with regards to the Wells Fargo Credit Facility covenants. The Wells Fargo Credit Facility may be prepaid in whole or in part, subject to customary breakage costs. In the event that the Wells Fargo Credit Facility is terminated prior to the first anniversary, an additional amount is payable to Wells Fargo equal to 2.00% of the maximum amount of the Wells Fargo Credit Facility.

The Wells Fargo Credit Facility contains customary default provisions for facilities of this type pursuant to which Wells Fargo may terminate our rights, obligations, power and authority, in our capacity as servicer of the portfolio assets under the Wells Fargo Credit Facility, including, but not limited to, non-performance of Wells Fargo Credit Facility obligations, insolvency, defaults of certain financial covenants and other events with respect to us that may be adverse to Wells Fargo and the secured parties under the Wells Fargo Credit Facility.

In connection with the Wells Fargo Credit Facility, Funding I has made certain representations and warranties, is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities and is subject to certain customary events of default. Upon the occurrence and during the continuation of an event of default, Wells Fargo may declare the outstanding advances and all other obligations under the Wells Fargo Credit Facility immediately due and payable. During the continuation of an event of default, Funding I must pay interest at a default rate.

Borrowings of Funding I will be considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act, applicable to BDCs.

Our cash is deposited in either commercial bank accounts or custody accounts and may be deposited in short-term, highly liquid investments that we believe provide appropriate safety of principal.

As of September 30, 2014, we had $224.7 million outstanding under the Wells Fargo Credit Facility.

See Note 5 — Borrowings — in our consolidated financial statements included in this report for additional disclosure on the Wells Fargo Credit Facility.

Deutsche Bank Credit Facility

On February 21, 2014, we, through 2L Funding I, entered into the Deutsche Bank Credit Facility with Deutsche Bank as lender and as administrative agent and U.S. Bank as collateral agent and collateral custodian.

The Deutsche Bank Credit Facility provides for borrowings in an aggregate principal amount of up to $60.0 million with a term of 36 months. The Deutsche Bank Credit Facility will be priced at LIBOR plus 4.25%, with no LIBOR floor. The undrawn rate is 0.75%. 2L Funding Sub I will be subject to a minimum utilization of 50% of the loan amount in the first 12-months and 65% of the loan amount thereafter, measured quarterly. If the utilized portion of the loan amount is less than the foregoing thresholds, such shortfalls shall bear interest at LIBOR plus 4.25%. The Deutsche Bank Credit Facility provides for monthly interest payments for each drawn loan. Any amounts borrowed under the Deutsche Bank Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, in January 2017. 2L Funding I paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Deutsche Bank Credit Facility.

Borrowings under the Deutsche Bank Credit Facility are subject to compliance with a borrowing base. The Deutsche Bank Credit Facility may be prepaid in whole or in part, subject to a prepayment fee. The Deutsche Bank Credit Facility contains customary default provisions including, but not limited to, non-payment of principal, interest or other obligations under the Deutsche Bank Credit Facility, insolvency, defaults of certain financial covenants and other events with respect to us that may be adverse to Deutsche Bank and the secured parties under the facility.

In connection with the Deutsche Bank Credit Facility, 2L Funding I has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. Upon the occurrence and during the continuation of an event of default, subject, in certain instances, to applicable cure periods, Deutsche Bank may declare the outstanding advances and all other obligations under the Deutsche Bank Credit Facility immediately due and payable. During the continuation of an event of default, 2L Funding I must pay interest at a default rate.

Borrowings of 2L Funding I will be considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act applicable to business development companies.

As of September 30, 2014, we had $30.0 million outstanding under the Deutsche Bank Credit Facility.

See Note 5 — Borrowings — in our consolidated financial statements included in this report for additional disclosure on the Deutsche Bank Credit Facility.

Citi Credit Facility

On June 27, 2014, we, through a wholly-owned, special purpose financing subsidiary, BDCA-CB Funding, LLC, entered into the Citi Credit Facility as administrative agent and U.S. Bank as collateral agent, account bank and collateral custodian. The Citi Credit Facility provides for borrowings over a twenty four month period in an aggregate principal amount of up to $400 million on a committed basis, subject to the administrative agent’s right to approve the assets acquired by CB Funding and pledged as collateral under the Citi Credit Facility.

The Citi Credit Facility will be priced at LIBOR, with no LIBOR floor, plus a spread of 1.70% per annum for the first twenty four months and 2.00% per annum thereafter. Interest is payable quarterly in arrears. CB Funding will be subject to a non-usage fee to the extent the aggregate principal amount available under the Citi Credit Facility has not been borrowed. Any amounts borrowed under the Citi Credit Facility along with any accrued and unpaid interest thereunder will mature, and will be due and payable, in three years. CB Funding paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Citi Credit Facility.

In connection with the Citi Credit Facility, on June 27, 2014, CB Funding entered into a Merger Agreement with Loan Funding, an affiliate of Citi formed for the purpose of holding loans underlying a TRS with CB Funding. Pursuant to the terms of the Merger Agreement, CB Funding acquired such loans through the merger of Loan Funding with and into CB Funding. Pursuant to the Merger Agreement, CB Funding paid approximately $389.0 million for the assets held by Loan Funding.

Borrowings of CB Funding will be considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act applicable to business development companies.

As of September 30, 2014, we had $270.6 million outstanding under the Citi Credit Facility.

See Note 5 — Borrowings — in our consolidated financial statements included in this report for additional disclosure on the Citi Credit Facility.

Distributions

We have declared and paid cash distributions to our stockholders on a monthly basis since we commenced operations. As of September 30, 2014, the annualized yield for distributions declared was 7.75% based on our then current public offering price of $11.20 per share. From time to time, we may also pay interim distributions at the discretion of our board of directors. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our IPO. As a result, a portion of the distributions we make may represent a return of capital for tax purposes.

The table below shows the components of the distributions we have declared and/or paid during the nine months ended September 30, 2014 and September 30, 2013 (dollars in thousands). As of September 30, 2014, we had $10.3 million of distributions accrued and unpaid.

	For the Nine Months Ended September 30,
	2014	2013
Distributions declared	$72,639	$18,932
Distributions paid	$66,898	$16,680
Portion of distributions paid in cash	$34,442	$10,417
Portion of distributions paid in DRIP shares	$32,456	$6,263

On March 1, 2012, the price for newly-issued shares under the DRIP issued to stockholders was changed from 95% to 90% of the offering price that the shares are sold as of the date the distribution is made. The DRIP purchase price based on the current offering price of $11.20 per share is $10.08.

On March 29, 2012, we declared a special common stock distribution equal to $0.05 per share. The distribution was paid to stockholders of record on May 1, 2012.

On December 20, 2012, we announced that, pursuant to the authorization of our board of directors, we declared a special cash distribution equal to $0.0925 per share, to be paid to stockholders of record at the close of business on December 17, 2012, payable on December 27, 2012. This special cash distribution was paid exclusive of, and in addition to, our monthly distribution.

We may fund our cash distributions to stockholders from any sources of funds available to us including expense payments from our Adviser that are subject to reimbursement to it as well as offering proceeds and borrowings. We have not established limits on the amount of funds we may use from available sources to make distributions. Prior to June 30, 2012, a substantial portion of our distributions resulted from Expense Support Payments made by our Adviser that are subject to reimbursement by us within three years from the date such payment obligations were incurred. The purpose of this arrangement could be to avoid such distributions being characterized as returns of capital for GAAP or tax purposes. Despite this, we may still have distributions which could be characterized as a return of capital for tax purposes. However, during the year ended December 31, 2012, no portion of our distributions was characterized as a return of capital for tax purposes. You should understand that any such distributions were not based on our investment performance and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser continues to make such reimbursements. You should also understand that our future reimbursements of such Expense Support Payments will reduce the distributions that you would otherwise receive. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at all. The Adviser has no obligation to make Expense Support Payments in future periods. For the fiscal year ended December 31, 2012, if Expense Support Payments of $0.3 million were not made by our Adviser, approximately 4% percent of the distribution rate would have been a return of capital. No Expense Support Payments were made by our Adviser during the fiscal year ended December 31, 2013 or the nine months ended September 30, 2014.

Non-GAAP Financial Measure

Adjusted Net Investment Income

We believe that adjusted net investment income provides management and stockholders with a meaningful indicator of performance based on current and short-term income items. We adjust net investment income for the interest income and expense on the TRS investment portfolio. We believe this adjustment provides a more accurate measure of performance as our Adviser selected and underwrote all of the investments underlying the TRS. Under U.S. GAAP, interest income and expense related to the TRS are accounted for as a component of “Net realized gain from total return swap” on our Consolidated Statement of Operations and do not flow through net investment income. On June 27, 2014, the Company terminated the TRS with Citi and acquired the loans underlying the TRS through a wholly-owned subsidiary. Therefore, this adjustment is only needed for the period through June 27, 2014. We also adjust net investment income to include net short-term gains and losses as these are the result of active portfolio management by our Adviser and represent ordinary income to our stockholders. Additionally, we adjust net investment income for the theoretical capital gains incentive fee accrual required under U.S. GAAP as it is not contractually due to our Adviser and will not be paid in cash. This accrual is based upon unrealized capital appreciation on investments held at the end of each period and assumes all unrealized capital appreciation and depreciation is realized in order to reflect a capital gains incentive fee that would theoretically be payable to our Adviser. The amounts actually paid to our Adviser are consistent with the Advisers Act and formula reflected in the Investment Advisory Agreement, which specifically excludes consideration of unrealized capital appreciation.

Adjusted net investment income is not equivalent to and should not be considered an alternative to net investment income (loss) or net increase (decrease) in net assets resulting from operations as determined under U.S. GAAP. Adjusted net investment income should not be construed as a historical performance measure or as more relevant or accurate than the current GAAP methodology in calculating net investment income. In addition, adjusted net investment income should not be considered more applicable than current GAAP methodology in evaluating our operating performance. The following table sets forth a reconciliation of our net investment income to adjusted net investment income (loss) for our entire managed portfolio by adding the interest income from the TRS, the net short-term realized gains, and the theoretical incentive fees on unrealized capital gains to the net investment income for the nine months ended September 30, 2014 and 2013 (dollars in thousands):

	For the Nine Months Ended September 30,
	2014	2013
Net investment income	$55,628	$7,061
TRS net investment income(1)	9,174	8,034
Operating gains (short-term)(2)	6,285	2,139
Incentive fees on unrealized gains(3)	1,552	1,887
Adjusted net investment income	$72,639	$19,121

(1)	TRS net investment income includes the interest income and expense related to the TRS portfolio. See Note 6 — Total Return Swap — for more information about the TRS.
(2)	Operating gains include short-term realized gains that result primarily from active portfolio management activities. As a RIC, short-term capital gains represent operating income available for distribution and are considered ordinary income.
(3)	Incentive fees on unrealized gains are the U.S. GAAP-required theoretical incentive fees accrued based upon unrealized portfolio appreciation. These fees reduce net investment income but are not contractually due to the Adviser. See Note 4 — Related Party Transactions and Arrangements — for additional details on the theoretical capital gains incentive fees.

The following table sets forth the distributions made during the nine months ended September 30, 2014 and 2013 (dollars in thousands):

	For the Nine Months Ended September 30,
	2014	2013
Monthly distributions	$72,639	$18,932
Total distributions	$72,639	$18,932

Election as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ended December, 31 2011, and intend to maintain our qualification as a RIC thereafter. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the annual distribution requirement. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S federal excise, state, local and foreign taxes. We will be subject to a 4% nondeductible U.S. Federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to 98% of net ordinary income each calendar year and 98.2% of capital gain net income for the one year period ending on October 31 of such calendar year, if any, and any recognized and undistributed income from prior years for which we paid no federal income taxes. We will generally endeavor each year to avoid any federal excise taxes.

Inflation

The impact of inflation on our portfolio depends on the type of securities we hold. When inflation occurs, the value of our equity securities may fall in the short term. However in the long term, a company’s revenue and earnings and, therefore, the value of the equity investment, should at least increase at the same pace as inflation. The effect of inflation on debt securities is more immediate and direct as inflation may decrease the value of fixed rate debt securities. However, not all debt securities are affected equally, the longer the term of the debt security, the more volatile the value of the investment. The process through which we will value the investments in our portfolio on a quarterly basis, market quotations and our multi-step valuation process as described in our significant accounting policies, will take the effect of inflation into account.

Related-Party Transactions and Agreements

We have entered into agreements with affiliates of our Adviser, whereby we pay certain fees or reimbursements to our Adviser or its affiliates in connection with asset and service fees, reimbursement of operating costs and offering related costs. See Note 4 — Related Party Transactions and Arrangements — for a discussion of the various related-party transactions, agreements and fees.

Contractual Obligations

The following table shows our payment obligations for repayment of debt and other contractual obligations at September 30, 2014 (dollars in thousands):

		Payment Due by Period
	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Wells Fargo Credit Facility(1)	$224,687	$—	$—	$224,687	$—
Deutsche Bank Credit Facility(2)	$30,000	$—	$30,000	$—	$—
Citi Credit Facility(3)	$270,625	$—	$270,625	$—	$—
Total contractual obligations	$525,312	$—	$300,625	$224,687	$—

(1)	As of September 30, 2014, we had $75.3 million of unused borrowing capacity under the Wells Fargo Credit Facility, subject to borrowing base limits.
(2)	As of September 30, 2014, we had $30.0 million of unused borrowing capacity under the Deutsche Bank Credit Facility, subject to borrowing base limits.
(3)	As of September 30, 2014, we had $129.4 million of unused borrowing capacity under the Citi Credit Facility, subject to borrowing base limits.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources. We previously had the TRS as discussed in Note 6 — Total Return Swap — but it was terminated on June 27, 2014.

ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The market risk associated with financial instruments and derivative financial instruments is the risk of loss from adverse changes in market prices or interest rates. Our market risk arises primarily from interest rate risk relating to interest rate fluctuations. Many factors including governmental monetary and tax policies, domestic and international economic and political considerations and other factors that are beyond our control contribute to interest rate risk. To meet our short and long-term liquidity requirements, we borrow funds at a combination of fixed and variable rates. Our interest rate risk management objectives are to limit the impact of interest rate changes in earnings and cash flows and to lower our overall borrowing costs. To achieve these objectives, from time to time, we may enter into interest rate hedge contracts such as swaps, collars and treasury lock agreements, subject to the requirements of the 1940 Act, in order to mitigate our interest rate risk with respect to various debt instruments. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates. During the periods covered by this report, we did not engage in interest rate hedging activities. We would not hold or issue these derivative contracts for trading or speculative purposes. We do not have any foreign operations and thus we are not exposed to foreign currency fluctuations.

As of September 30, 2014, our debt included variable-rate debt, bearing a weighted average variable interest rate at LIBOR plus 2.07% at September 30, 2014 with a carrying value of $525.3 million. The following table quantifies the potential changes in interest income net of interest expense should interest rates increase by 100 or 200 basis points or decrease by 25 basis points assuming that our current balance sheet was to remain constant and no actions were taken to alter our existing interest rate sensitivity.

Change in Interest Rates	Estimated Percentage Change in Interest Income net of Interest Expense
(-) 25 Basis Points	0.81%
Base Interest Rate	—%
(+) 100 Basis Points	(1.73)%
(+) 200 Basis Points	2.37%

Because we may borrow money to make investments, our net investment income may be dependent on the difference between the rate at which we borrow funds and the rate at which we invest these funds. In periods of increasing interest rates, our cost of funds would increase, which may reduce our net investment income. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

ITEM 4. CONTROLS AND PROCEDURES

Disclosure Controls and Procedures

In accordance with Rules 13a-15(b) and 15d-15(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, carried out an evaluation of the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) and Rule 15d-15(e) of the Exchange Act) as of the end of the period covered by this Quarterly Report on Form 10-Q and determined that our disclosure controls and procedures are effective as of the end of the period covered by the Quarterly Report on Form 10-Q.

Change in Internal Control Over Financial Reporting

No change occurred in our internal control over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) of the Exchange Act) during the quarter ended September 30, 2014 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

PART II

ITEM 1. LEGAL PROCEEDINGS

Neither we nor our Adviser are currently subject to any material legal proceedings.

ITEM 1A. RISK FACTORS

In addition to the other information set forth in this report, you should carefully consider the factors discussed in Part I., “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which could materially affect our business, financial condition and/or operating results. The risks described in our Annual Report on Form 10-K are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. The following material additions have been made to the other risk factors discussed in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Risks Relating to our Business and Structure

We could potentially be involved in litigation arising out of our operations in the normal course of business.

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period

Recent disclosures made by American Realty Capital Properties, Inc., or ARCP, an entity previously sponsored by our sponsor, regarding certain accounting errors have led to the temporary suspension of selling agreements by certain selected broker-dealers.

ARCP recently filed a Form 8-K announcing that its audit committee had concluded that the previously issued financial statements and other financial information contained in certain public filings should no longer be relied upon as a result of certain accounting errors that were identified but intentionally not corrected, and other Adjusted Funds from Operations (“AFFO”) and financial statement errors that were intentionally made. These accounting errors resulted in the resignations of ARCP’s former chief financial officer and its former chief accounting officer. ARCP has initiated an investigation into these matters that is ongoing, no assurance can be made regarding the outcome of the investigation. ARCP’s former chief financial officer is one of the non-controlling owners of our sponsor, who from May 2010 to February 2013 was our chief financial officer, and from August 2012 to February 2013 was also our chief compliance officer, but since February 2013 has not had a role in the management of our sponsor’s or our business. Our chief executive officer and chairman of our board of directors and our independent directors are each a director of ARCP. Although ARCP was previously sponsored by our sponsor, ARCP is a separate company that is no longer sponsored by our sponsor. We and ARCP have independent accounting teams as well as separate and unique accounting systems, and no shared accounting resources.

As a result of this announcement, a number of broker-dealer firms that had been participating in the distribution of offerings of public, non-listed REITs sponsored directly or indirectly by our sponsor have temporarily suspended their participation in the distribution of those offerings. These temporary suspensions, as well as any future suspensions, could have a material adverse effect on our ability to raise additional capital. We cannot predict the length of time these temporary suspensions will continue, or whether such selected broker-dealers will reinstate their participation in the distribution of those offerings. In addition, future announcements by ARCP with respect to its ongoing investigation may have an adverse effect on our ability to raise capital. See the risk factor discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 in Part I., “Item 1A. Risk Factors — Risks Related to Business Development Companies — We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.”

If we receive qualification from the U.S. Small Business Administration(“SBA”) for a subsidiary to be licensed as a small business investment company (“SBIC”) but we are unable to comply with SBA regulations after the SBIC subsidiary is licensed as an SBIC, our business plan and investment objective could be adversely affected.

We have applied for a license to form and operate an SBIC subsidiary; however, the application is subject to approval by the SBA. We can make no assurances that the SBA will approve our application, or of the timeframe in which we would receive a license, should one ultimately be granted. If we receive this qualification, we will become subject to SBA regulations that may constrain our activities. We may need to make allowances in our investment activity to comply with SBA regulations. In addition, SBA regulations may impose parameters on our business operations and investment objective that are different than what we otherwise would do if we were not subject to these regulations. Failure to comply with the SBA regulations could result in the loss of the SBIC license and the resulting inability to participate in the SBA-sponsored debenture program. The SBA also limits the maximum amount that may be borrowed by any single SBIC. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise. To the extent that we obtain an SBIC license, this would prohibit a change of control of our SBIC subsidiary without prior SBA approval. If we are unable to comply with SBA regulations, our business plan and growth strategy could be materially adversely affected.

ITEM 2. UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

Not applicable.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES

Not applicable.

ITEM 4. MINE SAFETY DISCLOSURES

Not applicable.

ITEM 5. OTHER INFORMATION

None.

ITEM 6. EXHIBITS

The following exhibits are included, or incorporated by reference, in this Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 (and are numbered in accordance with Item 601 of Regulation S-K).

Exhibit No.	Description
1.1	Dealer Manager Agreement with Realty Capital Securities, LLC, dated July 1, 2014 (filed on August 14, 2014 and herein incorporated by reference).
1.2	Form of Soliciting Dealer Agreement (filed on August 14, 2014 and herein incorporated by reference).
3.1	Second Articles of Amendment and Restatement of the Registrant (previously filed as Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 filed on August 13, 2013 and herein incorporated by reference).
3.2	Bylaws (previously filed as Exhibit (b) to the Company’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2/A (File No. 333-166636) (the “Prior Registration Statement”) filed on November 24, 2010 and herein incorporated by reference).
10.1	Second Amended and Restated Investment Advisory and Management Services Agreement dated June 5, 2013 by and between the Company and the Adviser (previously filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 filed on August 13, 2013 and herein incorporated by reference).
10.2	Amended and Restated Subscription Escrow Agreement with Wells Fargo Bank (previously filed as Exhibit (k)(1) to the Company’s Post Effective Amendment No. 3 to its Prior Registration Statement filed on November 4, 2011 and herein incorporated by reference).
10.3	Fund Administration Servicing Agreement by and between the Company and U.S. Bancorp Fund Services, LLC (previously filed as Exhibit 10.9 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed on March 31, 2011 and herein incorporated by reference).
10.4	Fund Accounting Servicing Agreement by and between the Company and U.S. Bancorp Fund Services, LLC (previously filed as Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed on March 31, 2011 and herein incorporated by reference).
10.5	Distribution Reinvestment Plan (previously filed as Exhibit E to the Company’s Pre-Effective Amendment No. 1 to its Prior Registration Statement filed on November 24, 2010 and herein incorporated by reference).
10.6	Custody Agreement dated August 13, 2012 by and between the Company and U.S. Bank National Association (previously filed as Exhibit 10.11 to the Company’s Current Report on Form 8-K filed on August 17, 2012 and herein incorporated by reference).
10.7	Expense Support Agreement dated November 9, 2011 by and between the Company and Adviser (previously filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 filed on November 14, 2011 and herein incorporated by reference).
10.8	ISDA 2002 Master Agreement, together with the Schedule thereto and Credit Support Annex to such Schedule, by and between 405 TRS I, LLC and Citibank, N.A, each dated as of July 13, 2012 (previously filed as Exhibit 10.13 to the Company’s Current Report on Form 8-K filed on August 7, 2012 and herein incorporated by reference).
10.9	Confirmation Letter Agreement by and between 405 TRS I, LLC and Citibank, N.A., amended and restated as of October 15, 2013 (previously filed as Exhibit 10.21 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 filed on November 13, 2013 and herein incorporated by reference).

Exhibit No.	Description
10.10	Loan and Servicing Agreement, together with Exhibits thereto, among BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC, Wells Fargo Bank, National Association, Lenders and Lenders Agents from time to time party hereto and U.S. Bank National Association, each dated as of July 24, 2012 (previously filed as Exhibit 10.15 to the Company’s Current Report on Form 8-K filed on August 7, 2012 and herein incorporated by reference).
10.11	Purchase and Sale Agreement by and between the Company and BDCA Funding I, LLC, dated as of July 24, 2012 (previously filed as Exhibit 10.16 to the Company’s Current Report on Form 8-K filed on August 7, 2012 and herein incorporated by reference).
10.12	Collection Account Agreement by and among U.S. Bank National Association, Wells Fargo Securities, LLC, BDCA Funding I, LLC and the Company, dated as of July 24, 2012 (previously filed as Exhibit 10.17 to the Company’s Current Report on Form 8-K filed on August 7, 2012 and herein incorporated by reference).
10.13	Amendment No. 1 to Loan and Servicing Agreement, among BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, dated as of January 14, 2013 (previously filed as Exhibit 10.16 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 filed on May 15, 2013 and herein incorporated by reference).
10.14	Amendment No. 2 to Loan and Servicing Agreement, among BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, dated as of April 26, 2013 (previously filed as Exhibit 10.17 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 filed on May 15, 2013 and herein incorporated by reference).
10.15	Amendment No. 1 to Purchase and Sale Agreement, entered into by and between BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC and Wells Fargo Bank, National Association and U.S. Bank National Association, dated as of April 26, 2013 (previously filed as Exhibit 10.18 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 filed on May 15, 2013 and herein incorporated by reference).
10.16	Confirmation Letter Agreement by and between 405 TRS I, LLC and Citibank, N.A., amended and restated as of July 18, 2013 (previously filed as Exhibit 10.19 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 filed on August 13, 2013 and herein incorporated by reference).
10.17	Amendment No. 3 to Loan and Servicing Agreement, among BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, dated as of September 9, 2013 (previously filed as Exhibit 10.20 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 filed on November 13, 2013 and herein incorporated by reference).
10.18	Confirmation Letter Agreement by and between 405 TRS I, LLC and Citibank, N.A., amended and restated as of October 15, 2013 (previously filed as Exhibit 10.21 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 filed on November 13, 2013 and herein incorporated by reference).
10.19	Loan financing and Servicing Agreement dated February 21, 2014 between BDCA 2L Funding I, LLC, as Borrower; Business Development Corporation of America, as Equityholder and as Servicer; the Lenders From Time to Time Parties Hereto; Deutsche Bank AG, New York Branch, as Administrative Agent, the Other Agents Party Hereto; and U.S. Bank National Association as Collateral Agent and as Collateral Custodian (previously filed as Exhibit 10.22 to the Company’s Annual Report on form 10-K for the year ended December 31, 2013 filed on March 19, 2014 and herein incorporated by reference).

Exhibit No.	Description
10.20	Sale and Contribution Agreement dated February 21, 2014 between Business Development Corporation of America, as Seller and BDCA 2L Funding I, LLC, as Purchaser (previously filed as Exhibit 10.23 to the Company’s Annual Report on Form 10-K filed on March 19, 2014 and herein incorporated by reference).
10.21	Securities Account Control Agreement dated February 21, 2014 between BDCA 2L Funding I, LLC, as Pledgor, U.S. Bank National Association, as Secured Party; and U.S. Bank National Association, as Securities Intermediary (previously filed as Exhibit 10.24 to the Company’s Annual Report on Form 10-K filed on March 19, 2014 and herein incorporated by reference).
10.22	Confirmation Letter Agreement by and between 405 TRS I, LLC and Citibank, N.A., amended and restated as of May 6, 2014 (previously filed as Exhibit 10.25 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 filed on May 15, 2014 and herein incorporated by reference).
10.23	Credit and Security Agreement, dated as of June 27, 2014, by and between BDCA-CB Funding LLC, the financial institutions and other lenders from time to time party thereto, Citibank, N.A., as administrative agent, U.S. Bank National Association, as collateral agent and custodian, and Business Development Corporation of America, as collateral manager (previously filed as exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 2, 2014 and herein incorporated by reference).
10.24	Account Control Agreement, dated as of June 27, 2014, by and between BDCA-CB Funding, LLC, as pledger, U.S. Bank National Association as collateral agent and securities intermediary (previously filed as exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 2, 2014 and herein incorporated by reference).
10.25	Collateral Administration Agreement, dated as of June 27, 2014, between BDCA-CB Funding, LLC, as borrower, Business Development Corporation of America, as collateral manager, Citibank, N.A., as administrative agent, and U.S. Bank National Association, as collateral administrator (previously filed as exhibit 10.3 to the Company’s Current Report on Form 8-K filed on July 2, 2014 and herein incorporated by reference).
10.26	Sale and Contribution Agreement, dated as of June 27, 2014, between Business Development Corporation of America, as seller, and BDCA-CB Funding, LLC, as purchaser (previously filed as exhibit 10.4 to the Company’s Current Report on Form 8-K filed on July 2, 2014 and herein incorporated by reference).
10.27	Agreement and Plan of Merger, dated as of June 27, 2014, by and among BDCA-CB Funding LLC, 405 Loan Funding LLC and Citibank, N.A. (previously filed as exhibit 10.5 to the Company’s Current Report on Form 8-K filed on July 2, 2014 and herein incorporated by reference).
10.28	Termination Acknowledgment (TRS), dated as of June 27, 2014, by and between BDCA-CB Funding LLC and Citibank, N.A., as counterparty, secured party and bank (previously filed as exhibit 10.6 to the Company’s Current Report on Form 8-K filed on July 2, 2014 and herein incorporated by reference).
10.29	Amendment No. 4 to Loan and Servicing Agreement, dated as of June 30, 2014 (as amended), by and among BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, and U.S. Bank National Association (filed on August 14, 2014 and herein incorporated by reference).
14	Code of Ethics (previously filed as Exhibit 14 to the Company’s Annual Report on Form 10-K filed on March 19, 2014 and herein incorporated by reference).
21	Subsidiaries of the Registrant (previously filed as exhibit 21 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 filed on August 14, 2014 and herein incorporated by reference).

Exhibit No.	Description
31.1	Certification of the Principal Executive Officer of the Company pursuant to Securities Exchange Act Rule 13a-14(a) or 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).
31.2	Certification of the Principal Financial Officer of the Company pursuant to Securities Exchange Act Rule 13a-14(a) or 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).
32	Written statement of the Principal Executive Officer and Principal Financial Officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized this 14th day of November 2014.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

By:	/s/ Nicholas S. Schorsch Name: Nicholas S. Schorsch Title: Chief Executive Officer and Chairman of the Board of Directors

* * * * *

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Nicholas S. Schorsch Nicholas S. Schorsch	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	November 14, 2014
/s/ Nicholas Radesca Nicholas Radesca	Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)	November 14, 2014
/s/ Peter M. Budko Peter M. Budko	President and Chief Operating Officer	November 14, 2014
/s/ William M. Kahane William M. Kahane	Director	November 14, 2014
/s/ Edward G. Rendell Edward G. Rendell	Independent Director	November 14, 2014
/s/ Leslie D. Michelson Leslie D. Michelson	Independent Director	November 14, 2014
/s/ William G. Stanley William G. Stanley	Independent Director	November 14, 2014

BDCA Business Development Corporation of America

Business Development Corporation of America SUBSCRIPTION AGREEMENT

AN INVESTMENT IN THE OFFERING DESCRIBED HEREIN CANNOT BE COMPLETED UNTIL AT LEAST FIVE (5) BUSINESS DAYS AFTER THE DATE THE INVESTOR RECEIVED THE FINAL PROSPECTUS FOR THE OFFERING. SUBSCRIPTIONS WILL BE EFFECTIVE ONLY UPON OUR ACCEPTANCE, AND WE RESERVE THE RIGHT TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART. IF REJECTED, ALL FUNDS SHALL BE RETURNED TO SUBSCRIBERS WITHOUT INTEREST AND WITHOUT DEDUCTION FOR ANY EXPENSES WITHIN TEN (10) BUSINESS DAYS FROM THE DATE THE SUBSCRIPTION IS REJECTED. INVESTORS WILL RECEIVE A CONFIRMATION OF THEIR PURCHASE. IN ORDER TO EXECUTE THIS SUBSCRIPTION AGREEMENT, YOU AND THE CO-OWNER (AS APPLICABLE) MUST COMPLETE SECTION 6A OF THIS SUBSCRIPTION AGREEMENT. IF YOU HAVE ANY QUESTIONS, PLEASE CALL YOUR REGISTERED REPRESENTATIVE OR REALTY CAPITAL SECURITIES, LLC *(MEMBER FINRA/SIPC)* AT 1-877-373-2522.

1

Please indicate the offering you wish to invest in and whether this purchase is an "initial investment" or an "additional investment."

☐ **Net of Commission Purchase ("NOCP"):** Check this box if you are eligible for a NOCP.

NOCPs are available to registered associates and other employees of soliciting broker/dealers, the above referenced BDC and its affiliates, participants in a wrap account or commission replacement account with approval for a discount by the broker/dealer, RIA, bank trust account, etc. Representative will not receive selling commission. Refer to prospectus for details.

Investment

☐ **Business Development Corporation of America ("BDCA")**

▸ State in which sale was made: ______

☐ Initial Investment

☐ Additional Investment:

Acct# ______________

Investment Amount

$ ______________________

▸ *$1,000 minimum investment*

Payment Method: Please indicate the method of payment below.

☐ Check Enclosed

☐ Subscription amount wired

☐ Check/funding being sent by other third party

Payment Instructions: Please follow the instructions outlined below.

- **For custodial held accounts, such as IRAs and other qualified plans:** Checks should be made payable to the custodian and sent, with a completed copy of the Subscription Agreement, directly to the custodian who will forward them to the applicable address.
- **For all other investments:**
  - **For BDCA, make checks payable to the respective offering:** Business Development Corporation of America.

Note: Investment subject to suitability standards, see the corresponding Prospectus and Section 6 of this Subscription Agreement for details.

2 OWNERSHIP

IMPORTANT: Please choose **one** option, either within the "Non-Custodial Ownership" column, or within the "Custodial Ownership" column.

2a. Non-Custodial Ownership *(Non-Qualified)*

☐ **Individual** – *One signature required & initial.*

☐ **Joint Tenants with Right of Survivorship** – *All parties must sign & initial.*

☐ **Tenants in Common** – *All parties must sign & initial.*

☐ **Company or Corporation or Partnership** – *Authorized signature required. Include Corporate Resolution or Partnership Agreement, as applicable.*

☐ **Uniform Gift/Transfer to Minors Act (UGMA/UTMA)** – *Owner and custodian signature required.*

State of ______ Custodian for ______________________

☐ **Estate** – *Personal representative signature required.*

Name of Executor: ______________________

Include a copy of the court appointment.

☐ **Qualified Pension or Profit Sharing Plan*** – *Trustee or custodian signature required. Include plan documents.*

Name of Trustee: ______________________

☐ **Trust** – *Trustee(s) signature(s) and copy of trust document or trust certificate required.*

☐ **Transfer on Death**[1] – *Must complete separate Transfer on Death Registration Form.*

☐ **Other** (Specify) – ______________________

Include title and signature pages.

2b. Custodial Ownership *(Qualified)*

☐ **Traditional IRA*** – *One signature required.*

☐ **Roll-Over IRA*** – *One signature required.*

☐ **Roth IRA*** – *One signature required.*

☐ **KEOGH Plan*** – *One signature required.*

☐ **Simplified Employee Pension/Trust (S.E.P.)***

☐ **Qualified Pension or Profit Sharing Plan*** – *Owner and custodian signature required.*

☐ **Other** (Specify) – ______________________

**Investors who are plan participants under a registered IRA, Keogh, Qualified Pension Plan or Qualified Profit Sharing Plan program may be eligible to purchase such investment through such accounts. No representations are made, and the offeror disclaims any responsibility or liability to the plan custodian, plan administrators, plan participants, investors, or beneficiaries thereof as to the tax ramifications of such investment, the suitability or eligibility of such investment under the respective plan, or that such Investment comports with ERISA, Internal Revenue Service or other governmental rules and regulations pertaining to such plan investments and rights thereunder. A separate private investment form or similar documentation from the Plan Custodian/ Administrator and plan participants/investors is required for investment through these types of accounts.*

(1) Investors who qualify may elect Transfer on Death (TOD) registration for such investment account. TOD registration is designed to give an owner/investor of securities the option of a nonprobate transfer at death of the assets held in the account by designating proposed beneficiary(ies) to receive the account assets upon the owner/investor's death. TOD registration is available only for owner(s)/investor(s) who is (i) a natural person or (ii) two natural persons holding the account as Tenants by the Entirety or (iii) two or more natural persons holding the account as Joint Tenants with Right of Survivorship or (iv) a married couple holding the account as community property with right of survivorship. The following forms of ownership are ineligible for TOD registration: Tenants in Common, community property without survivorship, non-natural account owners (i.e., entities such as corporations, trusts or partnerships), and investors who are not residents of a state that has adopted the Uniform Transfer on Death Security Registration Act.

EFFECTIVE NOVEMBER 19, 2014: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT GOING FORWARD.

BDCA 07-14

B-1-1

3

IMPORTANT: Send all paperwork directly to the custodian.

Note: This section is only for accounts specified in Section 2b and not for Custodial Accounts for Minors.

Custodial Ownership *(Must be completed by Custodian/Trustee for accounts identified in Section 2b)*

Name of Trust or Business Entity *(Does not apply to IRA accounts)* ______

Name of Custodian or Trustee ______

Mailing Address ______

City, State, Zip ______

Business Phone ______

Custodian/Trust/Business Entity Tax ID# ______

Account # ______

Name of Custodian or Other Administrator ______

4

IMPORTANT: Investor Information is required.

Note: Please provide all necessary corporate documents, partnership agreement, or trust powers (specified in Section 2) to establish authority to act.

Investor Information

☐ Mr. ☐ Mrs. ☐ Ms. ☐ Other ______

Name of Account Owner ______

Date of Birth ______

Social Security Number or Taxpayer ID # ______

Legal Address (No P.O. Boxes) ______

City, State, Zip ______

Citizenship: *Please indicate Citizenship Status* ***(Required)***

☐ **U.S. Citizen** ☐ **Resident Alien** ☐ **Non-Resident Alien*** | ☐ **Employee, Affiliate or Board Member**

NOTE: Any and all U.S. Taxpayers are required to complete the attached Substitute Form W-9 in Section 6b. (If a foreign national is, in fact, a U.S. taxpayer, complete the attached Substitute Form W-9.)

* If non-resident alien, investor must submit the appropriate IRS Form W-8 **(W-8BEN, W-8ECI, W-8EXP or W-8IMY)** in order to make an investment.

Employer: ______ | ☐ RETIRED

☐ Mr. ☐ Mrs. ☐ Ms. ☐ Other ______

Name of Joint Account Owner or Minor ______

Entity Name ______

Date of Birth ______

Social Security Number or Taxpayer ID# ______

If Non-U.S. Citizen, specify Country of Citizenship ______

Mailing Address (if different than legal address) ______

City, State, Zip ______

Home Phone ______

Business Phone ______

Government ID: *(Foreign Citizens only)* *Identification documents must have a reference number and photo. Please attach a photocopy.*

Place of Birth: ______
City | State/Province | Country

Immigration Status: ☐ Permanent resident ☐ Non-permanent resident ☐ Non-resident

Check which type of document you are providing:

☐ US Driver's License ☐ INS Permanent resident alien card ☐ Passport with U.S. Visa

☐ Employment Authorization Document ☐ Passport without U.S. Visa Bank Name (required): ______

Account No. (required): ______

☐ Foreign national identity documents Bank Name (required): ______

Phone No. (required): ______

Number for the document checked above and country of issuance: ______

CALIFORNIA INVESTORS: ALL CERTIFICATES REPRESENTING SHARES WHICH ARE SOLD IN THE STATE OF CALIFORNIA WILL BEAR THE FOLLOWING LEGEND CONDITIONS: IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS FOR THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

EFFECTIVE NOVEMBER 19, 2014: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT GOING FORWARD.

BDCA 07-14

B-1-2

5

Complete this section to enroll in the Distribution Reinvestment Plan or to elect how you wish to receive your distributions.[1]

Note: Qualified accounts may not direct distributions without the custodian's approval. Please also note that all custodial account distributions not reinvested pursuant to the distribution reinvestment plan will be directed to the custodian.

Distributions

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

- *I hereby subscribe for Shares of Business Development Corporation of America and elect the distribution option indicated.*

☐ **Reinvest/Distribution Reinvestment Plan**[2] *Investor elects to participate in the Distribution Reinvestment Plan described in the Prospectus and reinvests the entire cash distribution.*

☐ **Mail Check** to the address of record

☐ **Send to Custodial Account** listed in Section 3

☐ **Cash/Direct Deposit**[3] *Send check/direct deposit to third party financial institution in Section 5a below. (Non-Custodian Investors only)*

☐ **Volume Discount: To be completed by purchaser after discussion with broker-dealer.**

Any subscriber seeking to purchase shares pursuant to a discount offered by us must submit such request in writing and set forth the basis for the request. Any such request will be subject to our verification.

1 *Distributions may be funded from borrowings, offering proceeds, or proceeds from the sale of assets, which may constitute a return of capital and significantly reduce the amount of capital available for investment by Business Development Corporation of America. Any capital returned to investors through distributions will be returned after certain fees and expenses are paid to the sponsor of this offering or its affiliates.*

2 *We request that an investor who elects to have distributions reinvested notify the applicable program and the broker-dealer in writing if at any time during his or her participation in the distribution reinvestment plan, there is any material change in the stockholder's financial condition or inaccuracy of any representation under the subscription agreement for such stockholder's initial purchase of our shares.*

3 *I/we authorize Business Development Corporation of America or its agent, American National Stock Transfer, LLC (collectively referred to as "Issuer") to deposit my/our distribution/dividend to my/our checking or savings account. This authority will remain in force until I/we notify the Issuer in writing to cancel it. If the Issuer deposits funds erroneously into my/our account, they are authorized to debit my/our account for an amount not to exceed the amount of the erroneous deposit. The above services cannot be established without a pre-printed voided check. For electronic funds transfers, signatures of bank account owners are required exactly as they appear on the bank records. If the registration at the bank differs from that on this Subscription Agreement, all parties must sign below.*

5a

Please complete this section if you should wish to direct distributions (non-custodial accounts) to the registered owner's checking or savings account or to a party other than the registered owner.

Name of Third Party Financial Institution ______________________________

Mailing Address ______________________________

City, State, Zip ______________________________

Account # ______________________________

Bank's ABA/Routing # ______________________________

☐ **Checking Account** *(must enclose voided check)* ☐ **Savings Account** *(subject to bank verification)*

ELECTRONIC DELIVERY ELECTION

Electronic Delivery of stockholder communication is available and if you would prefer to receive such communications and statements electronically, please affirmatively elect to do so by checking the offering for which you elect to receive the electronic delivery of stockholder communications and statement notifications, and signing below where indicated:

☐ **Business Development Corporation of America**

We encourage you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of stockholder communications and statement notifications. By consenting below to electronically receive stockholder communications, including your account-specific information, you authorize said offering(s) to either (i) e-mail stockholder communications to you directly or (ii) make them available on each offering's respective Web site and notify you by e-mail when such documents are available and how to access the documents.

You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

Sign below if you consent to the electronic delivery of documents including annual reports, proxy materials, and any other documents that may be required to be delivered under federal or state securities laws as well as account-specific information such as quarterly account statements or tax information. Your consent will be effective until you revoke it. In addition, by consenting to electronic access, you will be responsible for your customary Internet Service Provider charges in connection with access to these materials. E-mail address in the section below is required. Please carefully read the following representations before consenting to receive documents electronically. By signing this box and consenting to receive documents electronically, you represent the following:

(a) I acknowledge that access to both Internet e-mail and the World Wide Web is required in order to access documents electronically. I may receive by e-mail notification the availability of a document in electronic format. The notification e-mail will contain a web address (or hyperlink) where the document can be found. By entering this address into my web browser, I can view, download and print the document from my computer. I acknowledge that there may be costs associated with the electronic access, such as usage charges from my Internet provider and telephone provider, and that these costs are my responsibility. **(b)** I acknowledge that documents distributed electronically may be provided in Adobe's Portable Document Format (PDF). The Adobe Reader® software is required to view documents in PDF format. The Reader software is available free of charge from Adobe's web site at www.adobe.com . The Reader software must be correctly installed on my system before I will be able to view documents in PDF format. Electronic delivery also involves risks related to system or network outage that could impair my timely receipt of or access to stockholder communications. **(c)** I acknowledge that I may receive at no cost from Business Development Corporation of America a paper copy of any documents delivered electronically by calling Realty Capital Securities, LLC at 877-373-2522 from 9:00 am to 5:00 pm EST Monday-Friday. **(d)** I acknowledge that if the e-mail notification is returned to Business Development Corporation of America as "undeliverable", a letter will be mailed to me with instructions on how to update my e-mail address to begin receiving communication via electronic delivery. I further understand that if Business Development Corporation of America is unable to obtain a valid e-mail address for me, Business Development Corporation of America will resume sending a paper copy of its filings by U.S. mail to my address of record. **(e)** I acknowledge that my consent may be updated or cancelled, including any updates in e-mail address to which documents are delivered, at any time by calling Realty Capital Securities, LLC at 877-373-2522 from 9:00 am to 5:00 pm EST Monday-Friday.

Owner Signature ______________________________ Date (mm/dd/yyyy) ______________

Co-Owner Signature (if applicable) ______________________________ Date (mm/dd/yyyy) ______________

Joint Accounts: If your Social Security number is the primary number on a joint account and you opt-in to electronic delivery, each consenting stockholder must have access to the e-mail account provided.

My e-mail address is ______________________________

Your e-mail address will be held in confidence and used only for matters relating to your investments.

EFFECTIVE NOVEMBER 19, 2014: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT GOING FORWARD.

BDCA 07-14

B-1-3

6

IMPORTANT: Please carefully read and separately initial each of the representations. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make such representations on your behalf.

Investors' ability to sell shares pursuant to the Share Repurchase Program is subject to numerous restrictions. The Share Repurchase Program may be suspended or terminated at any time and individual requests for redemption may not be honored. Investors may not be able to sell their shares.

Subscriber Acknowledgements & Signatures The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber's behalf) further acknowledges and/or represents the following: **(you must initial ALL appropriate representations below)**	**Owner**	**Co-Owner**
Represents that I (we) either: (i) have a net worth (excluding home, home furnishings and automobiles) of at least $70,000 and gross income of at least $70,000; or (ii) have a net worth (excluding home, home furnishings and automobiles) of at least $250,000; or such higher suitability as may be required by certain states and set forth in the "Investor Suitability Standards" section of the applicable Prospectus and in this Subscription Agreement. In the case of sales to fiduciary accounts, suitability standards must be met by the beneficiary, the fiduciary account or by the donor or grantor who directly or indirectly supplies the funds for the purchase of the Shares.		
I/we acknowledge receipt of the final Prospectus of BDCA, not less than five (5) business days prior to the signing of this Subscription Agreement.		
I/we am/are purchasing shares for my/our own account.		
I/we acknowledge that shares are not liquid.		
If an affiliate of BDCA, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.		
By signing below, you also acknowledge that: • You do not expect to be able to sell your shares regardless of how BDCA performs. • If you are able to sell your shares, you will likely receive less than your purchase price. • BDCA does not intend to list the shares on any securities exchange during the offering period or for what may be a significant time thereafter, and it does not expect a secondary market in the shares to develop. • Although BDCA has implemented a share repurchase program, only a limited number of shares are eligible for repurchase. Any such repurchases will be at a 7.5% discount to the current offering price in effect on the date of repurchase. BDCA may suspend or terminate its share repurchase program at any time. • You may not have access to the money you invest for an indefinite period of time until BDCA completes a liquidity event. Moreover, there is no assurance that BDCA will ever complete a liquidity event. • An investment in the shares is not suitable for you if you need access to the money you invest. • Because you will be unable to sell your shares, you will be unable to reduce your exposure on any market downturn. • Distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to BDCA for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.		
Alabama Residents Only: In addition to the general suitability standards described above, this investment will only be sold to Alabama residents that represent they have a liquid net worth of at least 10 times their investment in BDCA and its affiliates.		
Arizona residents only: The term of the BDCA offering shall be effective for a period of one year with the ability to renew for additional periods of one year.		
California residents only: In addition to the general suitability requirements described above, each California investor's maximum investment in BDCA shares will be limited to 10% of the investor's net worth *(exclusive of home, home furnishings and automobiles).*		
Idaho residents only: Investors who reside in the state of Idaho must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, an Idaho investor's total investment in BDCA shall not exceed 10% of his or her liquid net worth. (The calculation of liquid net worth shall include only cash plus cash equivalents. Cash equivalents include assets which may be convertible to cash within one year.)		
Iowa residents only: Investors who reside in the state of Iowa must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, an Iowa investor's maximum investment in BDCA and its affiliates cannot exceed 10% of his or her liquid net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities. "Liquid net worth" is that portion of his or her total net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
Kansas residents only: In addition to the general suitability requirements described above, the Office of the Kansas Securities Commissioner recommendeds that investors should limit their aggregate investment in BDCA's shares and other similar investments to not more than 10% of their liquid net worth. "Liquid net worth" is defined as that portion of net worth *(total assets minus total liabilities)* that is comprised of cash, cash equivalents and readily marketable securities.		
Kentucky residents only: An Investor must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, a Kentucky investor's total investment in BDCA shall not exceed 10% of his or her net worth.		

EFFECTIVE NOVEMBER 19, 2014: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT GOING FORWARD.

BDCA 07-14

B-1-4

6 *Continued*

Subscriber Acknowledgements & Signatures	Owner	Co-Owner
Maine residents only: The Maine Office of Securities recommends that an investor's aggregate investment in BDCA and other similar offerings not exceed 10% of the investor's liquid net worth. For this purpose, "liquid net worth" is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.		
Massachusetts residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. A Massachusetts investor's aggregate investment in BDCA may not exceed ten percent (10%) of his or her liquid net worth. "Liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
Michigan residents only: In addition to the general suitability standards described above, a Michigan investor cannot invest more than 10% of their net worth in BDCA.		
Nebraska residents only: Nebraska investors must meet the following suitability standards: (i) either (a) an annual gross income of at least $100,000 and a net worth of at least $350,000, or (b) a net worth of at least $500,000; and (ii) an investor must limit their investment in BDCA and in the securities of other direct-participation programs to 10% of such investor's net worth. Net worth should not include the value of one's home, home furnishings or automobiles.		
New Jersey residents only: New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, "liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor's investment in BDCA, its affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development programs, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.		
New Mexico residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. A New Mexico investor's aggregate investment in BDCA, its affiliates and in other non-traded business development companies may not exceed ten percent (10%) of his or her net worth.		
North Carolina residents only: Investors who reside in the state of North Carolina must have either (i) a minimum liquid net worth of $85,000 and minimum annual gross income of $85,000 or (ii) a minimum liquid net worth of $300,000.		
North Dakota residents only: In addition to the general suitability requirements described above, BDCA shares will only be sold to residents of North Dakota representing that, in addition to the stated income and net worth standards, they have a net worth of at least ten times their investment in BDCA.		
Ohio residents only: In addition to the general suitability requirements described above, an investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. An Ohio investor's aggregate investment in BDCA, shares of its affiliates and in other non-traded business development company programs may not exceed ten percent (10%) of his or her liquid net worth. "Liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
Oklahoma residents only: In addition to the general suitability requirements described above, purchases by Oklahoma investors in BDCA should not exceed 10% of their net worth *(excluding home, home furnishings and automobiles)*.		
Oregon residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. The investor's maximum investment in BDCA and its affiliates also cannot exceed 10% of the Oregon resident's net worth.		
Tennessee residents only: Investors who reside in the state of Tennessee must have either (a) a minimum annual gross income of $100,000 and a minimum net worth of $100,000, or (b) a minimum net worth of $500,000 exclusive of home, home furnishings and automobile. In addition, Tennessee residents' investment in BDCA must not exceed 10% of their liquid net worth.		
Texas residents only: Investors who reside in the state of Texas must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000 or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Texas investor's total investment in BDCA shall not exceed 10% of his or her liquid net worth. For this purpose, "liquid net worth" is determined exclusive of home, home furnishings and automobiles.		

EFFECTIVE NOVEMBER 19, 2014: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT GOING FORWARD.

BDCA 07-14

B-1-5

WE INTEND TO ASSERT THE FOREGOING REPRESENTATION AS A DEFENSE IN ANY SUBSEQUENT LITIGATION WHERE SUCH ASSERTION WOULD BE RELEVANT. AS USED ABOVE, THE SINGULAR INCLUDES THE PLURAL IN ALL RESPECTS IF SHARES ARE BEING ACQUIRED BY MORE THAN ONE PERSON. THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS THEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS. BY EXECUTING THIS SUBSCRIPTION AGREEMENT, THE SUBSCRIBER HEREBY DECLARES THE INFORMATION SUPPLIED ABOVE IS TRUE AND CORRECT AND MAY BE RELIED UPON BY EACH ISSUER IN CONNECTION WITH THE SUBSCRIBER'S INVESTMENT IN SUCH ISSUER. THE SUBSCRIBER DOES NOT WAIVE ANY RIGHTS IT MAY HAVE UNDER THE SECURITIES ACT OF 1933, THE SECURITIES EXCHANGE ACT OF 1934 OR ANY STATE SECURITIES LAW BY EXECUTING THIS SUBSCRIPTION AGREEMENT. A SALE OF SHARES MAY NOT BE COMPLETED UNTIL THE SUBSCRIBER HAS BEEN IN RECEIPT OF THE FINAL PROSPECTUS FOR THIS OFFERING (AT LEAST FIVE (5) BUSINESS DAYS). THE SUBSCRIBER WILL NOT BE ADMITTED AS A SHAREHOLDER OF THE APPLICABLE ISSUER UNTIL THIS SUBSCRIPTION AGREEMENT HAS BEEN ACCEPTED BY SUCH ISSUER. SUCH ISSUER MAY REJECT ANY SUBSCRIPTION, IN WHOLE OR IN PART, IN ITS SOLE DISCRETION, SO LONG AS SUCH PARTIAL ACCEPTANCE OR REJECTION DOES NOT RESULT IN AN INVESTMENT OF LESS THAN THE MINIMUM AMOUNT SPECIFIED IN THE PROSPECTUS. SUBSCRIPTIONS WILL BE ACCEPTED OR REJECTED WITHIN 30 DAYS OF THEIR RECEIPT. EACH ISSUER WILL ACCEPT GROUPS OF SUBSCRIPTIONS ON AN ORDERLY BASIS NO LESS FREQUENTLY THAN MONTHLY, SUBJECT TO THE TERMS OF THE CURRENT PROSPECTUS. IF AN ISSUER REJECTS THE SUBSCRIBER'S SUBSCRIPTION, THE PURCHASE PRICE WILL BE RETURNED TO THE SUBSCRIBER WITHIN TEN (10) BUSINESS DAYS AFTER THE REJECTION OF THE SUBSCRIPTION. IF THE SUBSCRIBER'S SUBSCRIPTION IS ACCEPTED, THE SUBSCRIBER WILL BE SENT A CONFIRMATION OF ITS PURCHASE AFTER THE SUBSCRIBER HAS BEEN ADMITTED AS A SHAREHOLDER.

Subscriber Signature(s)

6a

IMPORTANT: The investor must go to Section 6b and complete the Substitute Form W-9 in its entirety in order for the Subscription Agreement to be considered valid for review.*

SIGNATURE OF OWNER AND CO-OWNER **(IN ORDER TO HAVE THIS AGREEMENT EXECUTED, THE INVESTOR(S) MUST SIGN THIS SECTION 6A)**

In addition, if the investor signing below is acquiring the shares through an IRA or will otherwise beneficially hold the shares through a Custodian or Trustee, the investor also authorizes the Investment Program(s) indicated in Section 1 to receive (on behalf of the investor) authorization for the investor to act as proxy for the Custodian or Trustee. This authorization coupled with the Custodian or Trustee authorization below is intended to permit the investor to vote his or her shares even though the investor is not the record holder of the shares. Signing Section 6B will not constitute an execution of this subscription agreement.

Owner Signature ______________________________ Date (mm/dd/yyyy) ______________

Co-Owner Signature (if applicable) ______________________________ Date (mm/dd/yyyy) ______________

FOR AUTHORIZED REPRESENTATIVE OF CUSTODIAN USE ONLY

Signature of Custodian(s) or Trustee(s): By signing this Subscription Agreement, the Custodian authorizes the investor to vote the number of shares of the Investment Program(s) indicated in Section 1 that are beneficially owned by the investor as reflected on the records of each said offering as of the applicable record date at any meeting of the shareholders of each said offering. This authorization shall remain in place until revoked in writing by the Custodian. The Investment Program(s) indicated in Section 1 are hereby authorized to notify the investor of his or her right to vote consistent with this authorization.

Authorized Signature (Custodian or Trustee) ______________________________ Date (mm/dd/yyyy) ______________

EFFECTIVE NOVEMBER 19, 2014: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT GOING FORWARD.

BDCA 07-14

B-1-6

6[b]

Substitute Form W-9
ALL U.S. Taxpayer Must Sign

SUBSTITUTE FORM W-9 (IRS Form W-9)(Rev. 8-2013))

Certification

To prevent backup withholding on any payment made to a stockholder with respect to subscription proceeds held in escrow, the stockholder is generally required to provide a current TIN (or the TIN of any other payee) and certain other information by completing the form below, certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such investor is awaiting a TIN), (b) the investor is a U.S. person, (c) the investor is not subject to backup withholding because (i) the investor is exempt from backup withholding, (ii) the investor has not been notified by the Internal Revenue Service ("IRS") that the investor is subject to backup withholding as a result of failure to report all interests or dividends or (iii) the IRS has notified the investor that the investor is no longer subject to backup withholding and (d) the FACTA code(s) provided on Substitute Form W-9 (if any) is correct. If a TIN is not provided by the time any payment is made in connection with the proceeds held in escrow, 28% of all such payments will be withheld until a TIN is provided and if a TIN is not provided within 60 days, such withheld amounts will be paid over to the IRS.

Name (if in joint names, list first and circle the name of the person or entity whose number you enter in Part I as provided in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines"))

____

Business Name (Sole proprietors, see the instructions in the enclosed Guidelines) ______________________________

Check appropriate box:

☐ Individual/Sole Proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/Estate

☐ Limited Liability Company ☐ Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ________

☐ Other

Exempt payee code (if any) ____________________ **Exemption from FATCA reporting code** (if any) ____________________

Address ____

Enter your TIN in the appropriate box below. (For most individuals, this is your social security number. If you do not have a TIN, write "Applied For" in the appropriate space below and see Obtaining a Number in the enclosed Guidelines). Certify by signing and dating below.

Social Security Number	OR	Employer Identification Number

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number, and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (as defined in the Instructions), and
4. The FATCA code(s) entered on this form (if any) indicating I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of Investor	Print Name	Date

EFFECTIVE NOVEMBER 19, 2014: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT GOING FORWARD.

BDCA 07-14

B-1-7

6b Continued

Guidelines for Certification of Taxpayer Identification Number ("TIN") on Substitute Form W-9

Definition of a U.S. Person. - For U.S. federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Treasury Regulations section 301.7701-7).

What Number to Give the Requester. – Social Security numbers ('SSN') have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers ('EIN') have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All 'Section' references are to the Internal Revenue Code of 1986, as amended.

For this type of account:	Give the SSN of:
1. An individual's account	The individual
2. Two or more individuals (Joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4. (a) The usual revocable savings trust account (grantor also is trustee)	The grantor-trustee (1)
(b) So-called trust account that is not a legal or valid trust under State law	The actual owner (1)
5. Sole proprietorship or single-owner LLC	The owner (3)

For this type of account:	Give the EIN of:
6. Sole proprietorship or single-owner LLC	The owner (3)
7. A valid trust, estate, or pension trust	The legal entity (4)
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership or LLC
11. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity
12. A broker or registered nominee	The broker or nominee

(1) A SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's SSN.
(3) You must show your individual name and you also may enter your business or 'DBA' name on the second name line. You may use either your SSN or FIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: *If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.*

Obtaining a Number

If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.socialsecurity.gov/forms/ss-5.pdf*. You also may get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting *www.irs.gov* or by calling 1-800-TAX-FORM (1-800-829-3676).

Payees Exempt from Backup Withholding

If you are exempt from backup withholding and/or FATCA reporting, enter on the Substitute Form W-9, any code(s) that may apply to you.

Exempt Payee Code

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

EFFECTIVE NOVEMBER 19, 2014: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT GOING FORWARD.

BDCA 07-14

B-1-8

6b Continued

Guidelines for Certification of Taxpayer Identification Number ("TIN") on Substitute Form W-9 *(Continued)*

The following codes identify payees that are exempt from backup withholding:

1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)
2 – The United States or any of its agencies or instrumentalities
3 – A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities
5 – A corporation
6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States
7 – A futures commission merchant registered with the Commodity Futures Trading Commission
8 – A real estate investment trust
9 – An entity registered at all times during the tax year under the Investment Company Act of 1940
10 – A common trust fund operated by a bank under section 584(a)
11 – A financial institution
12 – A middleman known in the investment community as a nominee or custodian
13 – A trust exempt from tax under section 664 or described in section 4947

For interest and dividends, all listed payees are exempt except payees listed in category 7. For broker transactions, payees listed in categories 1 through 4 and 6 through 11 and all C corporations are exempt. For broker transactions, S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Exempt payees described above should complete the Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR TAXPAYER IDENTIFICATION NUMBER AND ANY APPLICABLE EXEMPT PAYEE CODE, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Exemption from FATCA Reporting Code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)
B – The United States or any of its agencies or instrumentalities
C – A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)
E – A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)
F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state
G – A real estate investment trust
H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940
I – A common trust fund as defined in section 584(a)
J – A bank as defined in section 581
K – A broker
L – A trust exempt from tax under section 664 or described in section 4947(a)(1)
M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Privacy Act Notice

Section 6109 requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS also may provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS also may disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties also may apply.

Penalties

- *Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.*
- *Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty.*
- *Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.*
- *Misuse of TINs. If the requester discloses or uses taxpayer identification numbers in violation of Federal law, the payer may be subject to civil and criminal penalties.*

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

EFFECTIVE NOVEMBER 19, 2014: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT GOING FORWARD.

BDCA 07-14

B-1-9

7

☐ **RIA Submission:** Check this box to indicate whether submission is made through a Registered Investment Advisor (RIA) in its capacity as the RIA and not in its capacity as a Registered Representative, if applicable, whose agreement with the subscriber includes a fixed or "wrap" fee feature for advisory and related brokerage services. If an owner or principal or any member of the RIA firm is a FINRA licensed Registered Representative affiliated with a broker-dealer, the transaction should be completed through that broker-dealer, not through the RIA.

Financial Advisor, Registered Investment Advisor & Registered Representative

The Financial Advisor, Registered Investment Advisor or the Authorized Representative (the "Advisor") must sign below to complete order. The undersigned broker-dealer or Advisor warrants that it is a duly licensed broker-dealer (or non-commission based financial advisor) and may lawfully offer the Shares in the state designated as the investor's address or the state in which the sale is to be made, if different. The broker-dealer or Advisor warrants that he or she has (a) reasonable grounds to believe this investment is suitable for the investor as defined by Rule 2310 of the FINRA Rules, (b) informed the investor of all aspects of liquidity and marketability of this investment as required by Rule 2310 of the FINRA Rules, (c) delivered the Prospectus to the investor the requisite number of days prior to the date that the investor will deliver this Subscription Agreement to the issuer as specified under the laws of the investor's state of residence, (d) verified the identity of the investor through appropriate methods and will retain proof of such verification process as required by applicable law, and (e) verified that the investor and the registered owner do not appear on the Office of Foreign Assets Control list of foreign nations, organizations and individuals subject to economic and trade sanctions.

Broker/Dealer or RIA Firm Address or P.O. Box

Mailing Address

City, State, Zip

Business Phone # (Required)

Fax Phone #

E-mail Address

Registered Representative(s) or Advisor(s) [I.A.] Name(s) (Required)

Representative #

Registered Representative or Advisor [I.A.] Address or P.O. Box

City, State, Zip

Business Phone # (Required)

Fax Phone #

E-mail Address

If a Registered Associate of a FINRA member firm, I hereby certify that I hold a Series 7 or Series 62 FINRA license and I am registered in the following state in which this sale was completed. If a Registered Investment Advisor, I certify that I am properly licensed and I am registered in the following state in which this sale was completed.

State (Required)

Signature(s) of Registered Representative(s) or Advisor(s) (Required)

Date

Signature of Broker/Dealer or RIA (If Required by Broker/Dealer)

Date

8

For Non-Custodial Accounts: Please mail a completed original Subscription Agreement along with a check and the appropriate documents outlined in Sections 1 and 2 of this agreement, to the appropriate address as outlined to the right.

For Custodial Accounts: Please mail a completed original Subscription Agreement directly to the custodian, along with your check and the appropriate documents outlined in Sections 1 and 2 of this agreement.

For Regular Mail

Business Development Corporation of America
c/o DST Systems, Inc
P.O. Box 219865, Kansas City, MO 64121-9731

For Overnight Deliveries

Business Development Corporation of America
c/o DST Systems, Inc
430 W. 7th Street, Kansas City, MO 64105

▸ **Should you have any questions or concerns and require customer service to handle your request or inquiry, please contact our transfer agent at:**

American National Stock Transfer, LLC
405 Park Avenue, 12th Floor, New York, NY 10022
Phone: (877) 373-2522 | Facsimile: (646) 861-7793

EFFECTIVE NOVEMBER 19, 2014: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT GOING FORWARD.

BDCA 07-14

B-1-10

ARC Daily NAV	ARC Global II	ARC HT II	ARC RFT	BDCA	Grocery Center REIT II	ARC Hospitality	NYC REIT	AECP	RPT

VERSION 12

PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT GOING FORWARD.

MULTI-OFFERING SUBSCRIPTION AGREEMENT

AN INVESTMENT IN THE OFFERINGS DESCRIBED HEREIN CANNOT BE COMPLETED UNTIL AT LEAST FIVE (5) BUSINESS DAYS AFTER THE DATE THE INVESTOR RECEIVED THE FINAL PROSPECTUS FOR EACH OFFERING. SUBSCRIPTIONS WILL BE EFFECTIVE ONLY UPON OUR ACCEPTANCE, AND WE RESERVE THE RIGHT TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART. IF REJECTED, ALL FUNDS SHALL BE RETURNED TO SUBSCRIBERS WITHOUT INTEREST AND WITHOUT DEDUCTION FOR ANY EXPENSES WITHIN TEN (10) BUSINESS DAYS FROM THE DATE THE SUBSCRIPTION IS REJECTED. INVESTORS WILL RECEIVE A CONFIRMATION OF THEIR PURCHASE. INVESTORS IN ALABAMA, ARKANSAS, KENTUCKY, MARYLAND, MASSACHUSETTS, NEBRASKA, NEW JERSEY, NORTH CAROLINA OR TENNESSEE MAY NOT USE THIS MULTI-OFFERING SUBSCRIPTION AGREEMENT TO SUBSCRIBE FOR SHARES OF ANY OFFERING DESCRIBED HEREIN BUT INSTEAD SHOULD REFER TO THE SUBSCRIPTION AGREEMENT FOR EACH OFFERING. IN ORDER TO EXECUTE THIS SUBSCRIPTION AGREEMENT, YOU AND THE CO-OWNER (AS APPLICABLE) MUST COMPLETE SECTION 6A OF THIS SUBSCRIPTION AGREEMENT. IF YOU HAVE ANY QUESTIONS, PLEASE CALL YOUR REGISTERED REPRESENTATIVE OR REALTY CAPITAL SECURITIES, LLC *(MEMBER FINRA/SIPC)* AT 1-877-373-2522.

SUBSCRIPTION AGREEMENT

10

B-2-1

B-2-2

B-2-3

VERSION 12: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT GOING FORWARD.

3

IMPORTANT: Send all paperwork directly to the custodian.

Note: This section is only for accounts specified in Section 2b and not for Custodial Accounts for Minors.

Custodial Ownership *(Must be completed by Custodian/Trustee for accounts identified in Section 2b)*

Name of Trust or Business Entity *(Does not apply to IRA accounts)*

Name of Custodian or Trustee

Mailing Address

City, State, Zip

Business Phone

Custodian/Trust/Business Entity Tax ID#

Account #

Name of Custodian or Other Administrator

Date of Agreement *(for trusts only)*

4

IMPORTANT: Investor Information is required.

Note: Please provide all necessary corporate documents, partnership agreement, or trust powers (specified in Section 2) to establish authority to act.

CALIFORNIA INVESTORS: ALL CERTIFICATES REPRESENTING SHARES WHICH ARE SOLD IN THE STATE OF CALIFORNIA WILL BEAR THE FOLLOWING LEGEND CONDITIONS: IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS FOR THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

Investor Information

☐ Mr. ☐ Mrs. ☐ Ms. ☐ Other ______

Name of Account Owner

Date of Birth

Social Security Number or Taxpayer ID #

Legal Address (No P.O. Boxes)

City, State, Zip

Citizenship: *Please indicate Citizenship Status* ***(Required)***

☐ **U.S. Citizen** ☐ **Resident Alien** ☐ **Non-Resident Alien*** | ☐ **Employee, Affiliate or Board Member**

NOTE: Any and all U.S. taxpayers are required to complete the attached substitute IRS Form W-9 (the "Substitute Form W-9") in Section 6b. (If a foreign national is, in fact, a U.S. taxpayer, complete the attached Substitute Form W-9.)

* If non-resident alien, investor must submit the appropriate IRS Form W-8 **(W-8BEN, W-8ECI, W-8EXP or W-8IMY)** in order to make an investment.

Employer: ☐ RETIRED

☐ Mr. ☐ Mrs. ☐ Ms. ☐ Other ______

Name of Joint Account Owner or Minor

Entity Name

Date of Birth

Social Security Number or Taxpayer ID#

If Non-U.S. Citizen, specify Country of Citizenship

Mailing Address (if different than legal address)

City, State, Zip

Home Phone

Business Phone

Government ID: ***(Foreign Citizens only)*** *Identification documents must have a reference number and photo. Please attach a photocopy.*

Place of Birth: ______________________________
City State/Province Country

Immigration Status: ☐ Permanent resident ☐ Non-permanent resident ☐ Non-resident

Check which type of document you are providing:

☐ US Driver's License ☐ INS Permanent resident alien card ☐ Passport with U.S. Visa

☐ Employment Authorization Document ☐ Passport without U.S. Visa Bank Name (required):______

Account No. (required):______

☐ Foreign national identity documents Bank Name (required):______

Phone No. (required):______

Number for the document checked above and country of issuance: ______

4a

IMPORTANT: Investor Information is required.

For RPT investors only: Please refer to Attachment 4a for additional required Investor Information.

B-2-4

B-2-5

B-2-6

B-2-7

VERSION 12: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT GOING FORWARD.

6

IMPORTANT: Please carefully read and separately initial each of the representations. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make such representations on your behalf.

NOTE: ***Investors in Alabama, Arkansas, Kentucky, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina or Tennessee may not use this multi-offering subscription agreement to subscribe for shares of any offering described herein but instead should refer to the subscription agreement for each offering.***

1. *California and Michigan suitability standards not applicable to RREEF Property Trust, Inc. investors.*
2. *Missouri suitability standards not applicable to Business Development Corporation of America or RREEF Property Trust, Inc. investors.*

* *Investors' ability to sell shares pursuant to the Share Repurchase Program is subject to numerous restrictions. The Share Repurchase Program may be suspended or terminated at any time and individual requests for redemption may not be honored. Investors may not be able to sell their shares.*

Subscriber Acknowledgements & Signatures The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber's behalf) further acknowledges and/or represents the following: **(you must initial ALL appropriate representations below)**	**Owner**	**Co-Owner**
For Investors of ALL Offerings:*		
Represents that I (we) either: (i) have a net worth (excluding home, home furnishings and automobiles) of at least $70,000 and gross income of at least $70,000; or (ii) have a net worth (excluding home, home furnishings and automobiles) of at least $250,000; or such higher suitability as may be required by certain states and set forth in the "Investor Suitability Standards" section of the applicable Prospectus and in this Subscription Agreement. In the case of sales to fiduciary accounts, suitability standards must be met by the beneficiary, the fiduciary account or by the donor or grantor who directly or indirectly supplies the funds for the purchase of the shares of any offering.		
California residents only:[1] In addition to the suitability requirements described above, an investors' maximum investment in an Issuer's shares will be limited to 10% of the investor's net worth (exclusive of home, home furnishings and automobiles).		
Kansas residents only: In addition to the suitability requirements described above, it is recommended that investors should invest no more than 10% of their liquid net worth in an Issuer's shares and securities of other real estate investment trusts. "Liquid net worth" is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
Michigan residents only:[1] A Michigan investor cannot invest more than 10% of their net worth in each issuer.		
Missouri residents only:[2] In addition to the suitability requirements described above, no more than ten percent (10%) of any one (1) Missouri investor's liquid net worth shall be invested in the securities registered by the Issuer for any offering with the Securities Division.		

For American Realty Capital Global Trust II, Inc. ("ARC-Global II") Investors Only:		
I/we acknowledge receipt of the final Prospectus of ARC-Global II, not less than five (5) business days prior to the signing of this Subscription Agreement.		
I/we am/are purchasing shares for my/our own account.		
I/we acknowledge that shares are not liquid.		
If an affiliate of ARC-Global II, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.		
California residents only: In addition to the general suitability requirements described above, a California investor's maximum investment in ARC-Global II will be limited to 10% of his or her net worth (exclusive of home, home furnishings and automobiles).		
Iowa residents only: An investor must have either (a) a minimum liquid net worth of $100,000 and an annual income of $70,000 or (b) a minimum liquid net worth of $350,000. The investor's maximum investment in ARC-Global II and its affiliates cannot exceed 10% of the investor's liquid net worth. "Liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
Kansas residents only: In addition to the general suitability requirements described above, it is recommended that investors should invest no more than 10% of their liquid net worth, in the aggregate, in ARC-Global II and securities of other real estate investment trusts. "Liquid net worth" is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities		
Maine residents only: The Maine Office of Securities recommends that an investor's aggregate investment in ARC-Global II and similar direct participation investments not exceed 10% of the investor's liquid net worth. For this purpose, "liquid net worth" is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.		
Michigan residents only: The maximum investment allowable in ARC-Global II for a Michigan investor is 10% of his or her net worth.		
Missouri residents only: In addition to the general suitability requirements described above, no more than 10% of any one (1) Missouri investor's liquid net worth may be invested in the securities registered by ARC-Global II for its offering with the Missouri Securities Division.		
New Mexico residents only: Investors must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. It shall be unsuitable for a New Mexico investor's aggregate investment in ARC-Global II shares, shares of its affiliates and in other non-traded real estate investment programs to exceed ten percent (10%) of his, her or its liquid net worth. "Liquid net worth" shall be defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

B-2-8

6

IMPORTANT: Please carefully read and separately initial each of the representations. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make such representations on your behalf.

VERSION 12: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT GOING FORWARD.

Subscriber Acknowledgements & Signatures The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber's behalf) further acknowledges and/or represents the following: **(you must initial ALL appropriate representations below)**	**Owner**	**Co-Owner**
For American Realty Capital Global Trust II, Inc. ("ARC-Global II") Investors Only *(Continued)*:		
North Dakota residents only: Shares will only be sold to a resident of North Dakota who represents that he or she has a net worth of at least 10 times his or her investment in ARC-Global II and that they meet one of the general suitability standards described above.		
Ohio residents only: In addition to the standard suitability requirements, it shall be unsuitable for an Ohio investor's aggregate investment in ARC-Global II shares, shares of its affiliates, and in other non-traded real estate investment trusts to exceed ten percent (10%) of his or her liquid net worth. "Liquid net worth" shall be defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.		
Oregon residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. The investor's maximum investment in ARC-Global II and its affiliates also cannot exceed 10% of the Oregon resident's net worth.		
Pennsylvania residents only: The maximum investment allowable in ARC-Global II for a Pennsylvania investor is 10% of his or her net worth. ARC-Global II cannot accept subscriptions from Pennsylvania residents until it raises a minimum of $156,250,000 in aggregate gross offering proceeds from all investors pursuant to this offering.		
Washington residents only: ARC-Global II cannot accept subscriptions from Washington residents until it raises a minimum of $20,000,000 in aggregate gross offering proceeds from all investors pursuant to this offering.		

For American Realty Capital Daily Net Asset Value Trust, Inc. ("ARC Daily NAV") Investors Only:		
I/We acknowledge receipt of the final Prospectus of ARC Daily NAV, not less than five (5) business days prior to the signing of this Subscription Agreement.		
I/We am/are purchasing shares for my/our own account.		
I/We acknowledge that shares are not liquid.		
If an affiliate of ARC Daily NAV, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.		
California residents only: In addition to the general suitability requirements described above, investors' maximum investment in ARC Daily NAV shares will be limited to 10% of the investor's net worth (exclusive of home, home furnishings and automobiles).		
Iowa residents only: The investor's maximum investment in ARC Daily NAV and its affiliates cannot exceed 10% of the investor's liquid net worth. "Liquid net worth" is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
Kansas residents only: In addition to the general suitability requirements described above, it is recommended that investors should invest, in the aggregate, no more than 10% of their liquid net worth in ARC Daily NAV shares and securities of other real estate investment trusts. "Liquid net worth" is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
Maine residents only: The Maine Office of Securities recommends that an investor's aggregate investment in the ARC Daily NAV offering and similar direct participation investments not exceed 10% of the investor's liquid net worth. For this purpose, "liquid net worth" is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.		
Michigan residents only: The maximum investment allowable in ARC Daily NAV for a Michigan investor is 10% of his or her net worth.		
Missouri residents only: In addition to the general suitability requirements described above, no more than ten percent (10%) of any one (1) Missouri investor's liquid net worth shall be invested in the ARC Daily NAV securities registered with the Missouri Securities Division.		
New Mexico residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. A New Mexico investor's aggregate investment in ARC Daily NAV, shares of its affiliates and in other non-traded real estate investment programs may not exceed ten percent (10%) of his or her liquid net worth. "Liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
North Dakota residents only: North Dakota investors must represent that, in addition to the general suitability requirements described above, they have a net worth of at least ten times their investment in the ARC Daily NAV offering.

B-2-9

B-2-10

6 Continued

VERSION 12: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT GOING FORWARD.

Subscriber Acknowledgements & Signatures *(Continued)* *(you must initial ALL appropriate representations below)*	Owner	Co-Owner
For American Realty Capital Healthcare Trust II, Inc. ("ARC-HT II") Investors Only *(Continued)*:		
New Mexico residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. It is unsuitable for a New Mexico investor's aggregate investment in ARC-HT II, its affiliates and in other non-traded real estate investment programs to exceed ten percent (10%) of his, her or its liquid net worth. "Liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
North Dakota residents only: Shares will only be sold to residents of North Dakota representing that, in addition to the general suitability standards listed above, they have a net worth of at least ten times their investment in ARC-HT II.		
Ohio residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. It is unsuitable for an Ohio investor's aggregate investment in ARC-HT II, its affiliates and in other non-traded real estate investment programs to exceed ten percent (10%) of his, her or its liquid net worth. "Liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
Oregon residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. The investor's maximum investment in ARC-HT II and its affiliates also cannot exceed 10% of the Oregon resident's net worth.		
Pennsylvania residents only: A Pennsylvania investor's investment in ARC-HT II cannot exceed 10% of his or her net worth.		
Texas residents only: An investor must have had, during the last tax year, or estimate that the investor will have during the current tax year, (a) a minimum net worth of $100,000 and a minimum annual gross income of $100,000, or (b) a minimum net worth of $500,000. The investor's maximum investment in the ARC-HT II offering shall not exceed 10% of the investor's liquid net worth.		

For ARC Realty Finance Trust, Inc. ("ARC RFT") Investors Only:		
I/we acknowledge receipt of the final Prospectus of ARC RFT, not less than five (5) business days prior to the signing of this Subscription Agreement.		
I/we am/are purchasing shares for my/our own account.		
I/we acknowledge that shares are not liquid.		
If an affiliate of ARC RFT, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.		
California residents only: In addition to the general suitability requirements described above, investors' maximum investment in ARC RFT shares will be limited to 10% of the investor's net worth (exclusive of home, home furnishings and automobiles).		
Iowa residents only: The maximum investment allowable in ARC RFT and its affiliates is 10% of an Iowa investor's liquid net worth. "Liquid net worth" is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
Kansas residents only: In addition to the general suitability requirements described above, it is recommended that investors should invest, in the aggregate, no more than 10% of their liquid net worth in ARC RFT shares and securities of other real estate investment trusts. "Liquid net worth" is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
Maine residents only: The Maine Office of Securities recommends that an investor's aggregate investment in ARC RFT and similar direct participation investments not exceed 10% of the investor's liquid net worth. For this purpose, "liquid net worth" is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.		
Michigan residents only: The maximum investment allowable in ARC RFT for a Michigan investor is 10% of his or her net worth.		
Missouri residents only: In addition to the general suitability requirements described above, no more than ten percent (10%) of any one Missouri investor's liquid net worth shall be invested in the securities registered by ARC RFT for this offering with the Missouri Securities Division.		
New Mexico residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. A New Mexico investor's aggregate investment in ARC RFT, shares of its affiliates and in other non-traded real estate investment programs may not exceed ten percent (10%) of his or her liquid net worth. "Liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

B-2-11

6 *Continued*

Subscriber Acknowledgements & Signatures *(Continued)* *(you must initial ALL appropriate representations below)*	Owner	Co-Owner
For ARC Realty Finance Trust, Inc. ("ARC RFT") Investors Only:		
North Dakota residents only: North Dakota investors must represent that, in addition to the general suitability requirements described above, they have a net worth of at least ten times their investment in ARC RFT.		
Ohio residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. An Ohio investor's aggregate investment in ARC RFT, shares of its affiliates and in other non-traded real estate investment programs may not exceed ten percent (10%) of his or her liquid net worth. "Liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
Oregon residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. The investor's maximum investment in ARC RFT and its affiliates also cannot exceed 10% of the Oregon resident's net worth.		
Pennsylvania residents only: The maximum investment allowable in ARC RFT for a Pennsylvania investor is 10% of his or her net worth.		
For Business Development Corporation of America ("BDCA") Investors Only:		
I/we acknowledge receipt of the final Prospectus of BDCA, not less than five (5) business days prior to the signing of this Subscription Agreement.		
I/we am/are purchasing shares for my/our own account.		
I/we acknowledge that shares are not liquid.		
If an affiliate of BDCA, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.		
By signing below, you also acknowledge that: • You do not expect to be able to sell your shares regardless of how BDCA performs. • If you are able to sell your shares, you will likely receive less than your purchase price. • BDCA does not intend to list the shares on any securities exchange during the offering period or for what may be a significant time thereafter, and it does not expect a secondary market in the shares to develop. • Although BDCA has implemented a share repurchase program, only a limited number of shares are eligible for repurchase. Any such repurchases will be at a 7.5% discount to the current offering price in effect on the date of repurchase. BDCA may suspend or terminate its share repurchase program at any time. • You may not have access to the money you invest for an indefinite period of time until BDCA completes a liquidity event. Moreover, there is no assurance that BDCA will ever complete a liquidity event. • An investment in the shares is not suitable for you if you need access to the money you invest. • Because you will be unable to sell your shares, you will be unable to reduce your exposure on any market downturn. • Distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to BDCA for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.		
Arizona residents only: The term of the BDCA offering shall be effective for a period of one year with the ability to renew for additional periods of one year.		
California residents only: In addition to the general suitability requirements described above, each California investor's maximum investment in BDCA shares will be limited to 10% of the investor's net worth *(exclusive of home, home furnishings and automobiles)*.		
Idaho residents only: Investors who reside in the state of Idaho must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, an Idaho investor's total investment in BDCA shall not exceed 10% of his or her liquid net worth. (The calculation of liquid net worth shall include only cash plus cash equivalents. Cash equivalents include assets which may be convertible to cash within one year.)		
Iowa residents only: Investors who reside in the state of Iowa must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, an Iowa investor's maximum investment in BDCA and its affiliates cannot exceed 10% of his or her liquid net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities. "Liquid net worth" is that portion of his or her total net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		

VERSION 12: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT GOING FORWARD.

B-2-12

6 ***Continued***

VERSION 12: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT GOING FORWARD.

Subscriber Acknowledgements & Signatures *(Continued)* *(you must initial ALL appropriate representations below)*	**Owner**	**Co-Owner**
For Business Development Corporation of America ("BDCA") Investors Only *(Continued)***:**		
Kansas residents only: In addition to the general suitability requirements described above, the Office of the Kansas Securities Commissioner recommends that investors should limit their aggregate investment in BDCA's shares and other similar investments to not more than 10% of their liquid net worth. "Liquid net worth" is defined as that portion of net worth *(total assets minus total liabilities)* that is comprised of cash, cash equivalents and readily marketable securities.		
Maine residents only: The Maine Office of Securities recommends that an investor's aggregate investment in BDCA and other similar offerings not exceed 10% of the investor's liquid net worth. For this purpose, "liquid net worth" is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.		
Michigan residents only: In addition to the general suitability standards described above, a Michigan investor cannot invest more than 10% of their net worth in BDCA.		
New Mexico residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. A New Mexico investor's aggregate investment in BDCA, its affiliates and in other non-traded business development companies may not exceed ten percent (10%) of his or her net worth.		
North Dakota residents only: In addition to the general suitability requirements described above, BDCA shares will only be sold to residents of North Dakota representing that their investment will not exceed 10% of his or her net worth.		
Ohio residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. An Ohio investor's aggregate investment in BDCA, shares of its affiliates and in other non-traded business development company programs may not exceed ten percent (10%) of his or her liquid net worth. "Liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
Oklahoma residents only: In addition to the general suitability requirements described above, purchases by Oklahoma investors in BDCA should not exceed 10% of their net worth *(excluding home, home furnishings and automobiles)*.		
Oregon residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. The investor's maximum investment in BDCA and its affiliates also cannot exceed 10% of the Oregon resident's net worth.		
Texas residents only: Investors who reside in the state of Texas must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000 or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Texas investor's total investment in BDCA shall not exceed 10% of his or her liquid net worth. For this purpose, "liquid net worth" is determined exclusive of home, home furnishings and automobiles.		
For Phillips Edison - ARC Grocery Center REIT II, Inc. ("Grocery Center REIT II") Investors Only:		
I/we acknowledge receipt of the final Prospectus of Grocery Center REIT II, not less than five (5) business days prior to the signing of this Subscription Agreement.		
I/we am/are purchasing shares for my/our own account.		
If an affiliate of Grocery Center REIT II, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.		
I/we acknowledge that shares are not liquid.		
California residents only: In addition to the general suitability requirements described above, California investors' maximum investment in Grocery Center REIT II shares shall not exceed 10% of the investor's net worth *(exclusive of home, home furnishings and automobile)*.		
Iowa residents only: The maximum investment allowable in Grocery Center REIT II and its affiliates is 10% of an Iowa investor's liquid net worth. Liquid net worth is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
Kansas residents only: In addition to the general suitability requirements described above, it is recommended that investors should invest no more than 10% of their liquid net worth, in the aggregate, in Grocery Center REIT II shares and securities of other real estate investment trusts. "Liquid net worth" is defined as that portion of net worth *(total assets minus total liabilities)* that is comprised of cash, cash equivalents and readily marketable securities.		
Maine residents only: The Maine Office of Securities recommends that an investor's aggregate investment in the Grocery Center REIT II offering and similar direct participation investments not exceed 10% of the investor's liquid net worth. For this purpose, "liquid net worth" is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.		
Michigan and Pennsylvania residents only: A Michigan or Pennsylvania investor cannot invest more than 10% of his or her net worth in Grocery Center REIT II.

B-2-13

VERSION 12: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT GOING FORWARD.

6 Continued

Subscriber Acknowledgements & Signatures *(Continued)* *(you must initial ALL appropriate representations below)*	**Owner**	**Co-Owner**

For Phillips Edison - ARC Grocery Center REIT II, Inc. ("Grocery Center REIT II") Investors Only *(Continued)*:		
Missouri residents only: In addition to the general suitability requirements described above, no more than ten percent (10%) of any one (1) Missouri investor's liquid net worth shall be invested in the Grocery Center REIT II securities registered with the Securities Division.		
New Mexico and Ohio residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. A New Mexico and Ohio investor's aggregate investment in Grocery Center REIT II, shares of its affiliates and in other non-traded real estate investment programs may not exceed ten percent (10%) of his or her liquid net worth. "Liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
North Dakota residents only: In addition to the general suitability requirements described above, shares will only be sold to a resident of North Dakota who represents that he or she has a net worth of at least 10 times his or her investment in us and that they meet one of the general suitability standards described above.		
Oregon residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. The investor's maximum investment in Grocery Center REIT II and its affiliates also cannot exceed 10% of the Oregon resident's net worth.		

American Realty Capital New York City REIT, Inc. ("NYC REIT") Investors Only:		
I/We acknowledge receipt of the final Prospectus of NYC REIT, not less than five (5) business days prior to the signing of this Subscription Agreement.		
I/We am/are purchasing shares for my/our own account.		
I/We acknowledge that shares are not liquid.		
If an affiliate of NYC REIT, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.		
California residents only: In addition to the general suitability requirements described above, a California investor's maximum investment in NYC REIT will be limited to 10% of his or her net worth (exclusive of home, home furnishings and automobiles).		
Iowa residents only: An investor must have either (a) a minimum liquid net worth of $100,000 and an annual income of $70,000 or (b) a minimum liquid net worth of $350,000. The investor's maximum investment in NYC REIT and its affiliates cannot exceed 10% of the investor's liquid net worth. "Liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
Kansas residents only: In addition to the general suitability requirements described above, it is recommended that investors should invest no more than 10% of their liquid net worth, in the aggregate, in NYC REIT and securities of other real estate investment trusts. "Liquid net worth" is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
Maine residents only: The Maine Office of Securities recommends that an investor's aggregate investment in NYC REIT and similar direct participation investments not exceed 10% of the investor's liquid net worth. For this purpose, "liquid net worth" is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.		
Michigan residents only: The maximum investment allowable in NYC REIT for a Michigan investor is 10% of his or her net worth.		
Missouri residents only: In addition to the general suitability requirements described above, no more than 10% of any one (1) Missouri investor's liquid net worth may be invested in the securities registered by NYC REIT for this offering with the Missouri Securities Division.		
New Mexico residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. A New Mexico investor's aggregate investment in NYC REIT shares, shares of its affiliates and in other non-traded real estate investment programs may not exceed ten percent (10%) of his or her liquid net worth. "Liquid net worth" is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
North Dakota residents only: Shares will only be sold to a resident of North Dakota who represents that he or she has a net worth of at least ten (10) times his or her investment in NYC REIT and that they meet one of the general suitability standards described above.

B-2-14

B-2-15

6 *Continued*

VERSION 12: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT GOING FORWARD.

Subscriber Acknowledgements & Signatures ***(Continued)*** *(you must initial ALL appropriate representations below)*	**Owner**	**Co-Owner**
American Energy Capital Partners, LP ("AECP") Investors Only *(Continued)*:		
I/we have a minimum net worth (not including home, home furnishings and personal automobiles) of at least $85,000 and have a gross income of at least $85,000; or I/we have a net worth (excluding home, home furnishings and automobiles) of at least $330,000, or such higher suitability as may be required by certain states and set forth below.		
I/we have received the final prospectus and any applicable supplements of American Energy Capital Partners, LP at least five business days before signing this subscription agreement.		
I/we am/are purchasing common units for my/our own account.		
I/we acknowledge that common units are not liquid.		
If an affiliate of American Energy Capital Partners, LP, I/we represent that the common units are being purchased for investment purposes only and not for immediate resale.		
I/we acknowledge that the Selling Agent or registered representative is required to inform me/us and the other potential investors of all pertinent facts relating to the Units, including the background of the General Partner and the tax consequences of my investment.		
Arizona residents only: Subscriptions from Arizona investors will be held in escrow until subscriptions for at least $10,000,000 have been received by the Partnership from investors, including subscriptions from Arizona investors.		
California residents only: I/we have either a minimum net worth of $250,000 and had, during the last tax year, or estimate that I/we will have during the current tax year, gross income of $100,000, or, in the alternative, a minimum net worth of $500,000. In no event may my/our investment in AECP exceed 10% of my/our net worth, determined exclusive of homes, home furnishings and automobiles. Additionally, I/we acknowledge the following: IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THESE UNITS, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFORE, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES. Although the Farmout provisions contained in the AECP limited partnership agreement and other related agreements do not comply with the California Corporate Securities Law of 1968, the Farmout provisions are consistent with the NASAA Oil and Gas Guidelines.		
Iowa residents only: I/we represent that I/we have a liquid net worth of at least 10 times my/ our investment in AECP and affiliated programs and I/we meet the $85,000/$85,000/$330,000 general suitability requirements described above.		
Kansas residents only: I/we acknowledge that it is recommended by the Office of the Kansas Securities Commissioner that I/we limit my/our investment in AECP and substantially similar programs to no more than 10% of my/our liquid net worth. Liquid net worth is that portion of my/our net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities. Readily marketable securities may include investments in IRAs or other retirement plans that can be liquidated within a short time, less any income tax penalties that may apply for early distribution.		
Maine residents only: I/we acknowledge that the Maine Office of Securities recommends that my/our aggregate investment in the AECP offering and similar direct participation investments not exceed 10% of my/our liquid net worth. For this purpose, "liquid net worth" is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.		
Michigan, Missouri, North Dakota and Pennsylvania residents only: I/we understand that I/we may not make an investment in AECP which is in excess of 10% of my/our net worth, exclusive of home, home furnishings and automobiles. Additionally, Pennsylvania investors' subscriptions will be held in escrow until AECP has raised $100,000,000, including subscriptions from Pennsylvania investors.		
New Mexico and Oregon residents only: I/we understand that I/we must not make an investment in AECP which would, after including any other similar oil and gas natural gas programs, exceed 10% of my/our liquid net worth, exclusive of home, home furnishings and automobiles.		
Ohio residents only: I/we acknowledge that it shall be unsuitable for my/our aggregate investment in interests of AECP, affiliates of AECP, and in other non-traded oil and gas programs to exceed ten percent (10%) of my/our liquid net worth. "Liquid net worth" shall be defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

B-2-16

B-2-17

B-2-18

6b

Substitute Form W-9
ALL U.S. Taxpayer Must Sign

SUBSTITUTE FORM W-9 (IRS Form W-9)(Rev. 8-2013))

Certification

To prevent backup withholding on any payment made to a stockholder with respect to subscription proceeds held in escrow, the stockholder is generally required to provide a current TIN (or the TIN of any other payee) and certain other information by completing the form below, certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such investor is awaiting a TIN), (b) the investor is a U.S. person, (c) the investor is not subject to backup withholding because (i) the investor is exempt from backup withholding, (ii) the investor has not been notified by the Internal Revenue Service ("IRS") that the investor is subject to backup withholding as a result of failure to report all interests or dividends or (iii) the IRS has notified the investor that the investor is no longer subject to backup withholding and (d) the FACTA code(s) provided on Substitute Form W-9 (if any) is correct. If a TIN is not provided by the time any payment is made in connection with the proceeds held in escrow, 28% of all such payments will be withheld until a TIN is provided and if a TIN is not provided within 60 days, such withheld amounts will be paid over to the IRS.

Name (If in joint names, list first and circle the name of the person or entity whose number you enter in Part I as provided in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines"))

____

Business Name (Sole proprietors, see the instructions in the enclosed Guidelines) ______________________________

Check appropriate box:

☐ Individual/Sole Proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/Estate

☐ Limited Liability Company ☐ Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ________

☐ Other

Exempt payee code (if any) ______________ **Exemption from FATCA reporting code** (if any) ______________

Address ______________________________

Enter your TIN in the appropriate box below. (For most individuals, this is your social security number. If you do not have a TIN, write "Applied For" in the appropriate space below and see Obtaining a Number in the enclosed Guidelines). Certify by signing and dating below.

Social Security Number	OR	Employer Identification Number

Under penalties of perjury, I certify that:

1.The number shown on this form is my correct taxpayer identification number, and

2.I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. I am a U.S. citizen or other U.S. person (as defined in the Instructions), and

4. The FATCA code(s) entered on this form (if any) indicating I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of Investor	Print Name	Date

6b **FOR AECP INVESTORS ONLY.**

Continued

Power of Attorney

Each limited partner and each person who acquires a Unit from a Unit holder, by accepting the Unit, automatically grants to our general partner and, if appointed, a liquidator, a power of attorney to, among other things, execute and file documents required for our qualification, continuance or dissolution. The power of attorney also grants our general partner the authority to amend, and to make consents and waivers under, our Partnership Agreement.

Owner Signature ______________________________

Co-Owner Signature (if applicable) ______________________________

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6b Continued

Guidelines for Certification of Taxpayer Identification Number ("TIN") on Substitute Form W-9 *(Continued)*

The following codes identify payees that are exempt from backup withholding:

1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)
2 – The United States or any of its agencies or instrumentalities
3 – A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities
5 – A corporation
6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States
7 – A futures commission merchant registered with the Commodity Futures Trading Commission
8 – A real estate investment trust
9 – An entity registered at all times during the tax year under the Investment Company Act of 1940
10 – A common trust fund operated by a bank under section 584(a)
11 – A financial institution
12 – A middleman known in the investment community as a nominee or custodian
13 – A trust exempt from tax under section 664 or described in section 4947

For interest and dividends, all listed payees are exempt except payees listed in category 7. For broker transactions, payees listed in categories 1 through 4 and 6 through 11 and all C corporations are exempt. For broker transactions, S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Exempt payees described above should complete the Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR TAXPAYER IDENTIFICATION NUMBER AND ANY APPLICABLE EXEMPT PAYEE CODE, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Exemption from FATCA Reporting Code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)
B – The United States or any of its agencies or instrumentalities
C – A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)
E – A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)
F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state
G – A real estate investment trust
H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940
I – A common trust fund as defined in section 584(a)
J – A bank as defined in section 581
K – A broker
L – A trust exempt from tax under section 664 or described in section 4947(a)(1)
M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

<u>Privacy Act Notice</u>

Section 6109 requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS also may provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS also may disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties also may apply.

<u>Penalties</u>

- *Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.*
- *Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty.*
- *Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.*
- *Misuse of TINs. If the requester discloses or uses taxpayer identification numbers in violation of Federal law, the payer may be subject to civil and criminal penalties.*

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

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